UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
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Exchange Act of 1934 (Amendment No.      )
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BEST FOR ALL®

Notice of Annual Meeting of Stockholders and Proxy Statement

Virtual Stockholder Meeting

Tuesday, April 25, 2023

8:00 a.m. Eastern Time

Transitioning to
Best for All®
STRATEGIC PROJECTS — ON SCHEDULE, ON BUDGET
In 2022, we made significant progress advancing towards our Best for All strategy. We are providing our customers with profitable steel solutions for people and planet while creating a more sustainable future for our stakeholders. Our strategy will help create long-term stockholder value by pursuing a business model that is more resilient to market volatility and is more profitable through the business cycle.
Value Creation is driven by growing our competitive advantages in low-cost iron ore, mini mill steelmaking and best-in-class finishing capabilities.

A Message from our
Board Chair
DAVID S. SUTHERLAND Board Chair
DEAR FELLOW U. S. STEEL STOCKHOLDERS:
On behalf of the entire Board of Directors, it is my pleasure to invite you to attend our 2023 Annual Meeting of Stockholders, which will be held on Tuesday, April 25th, 2023 at 8:00 a.m., Eastern Time (ET) at www.virtualshareholdermeeting.com/X2023 via live audio webcast.
2022 was another successful year for U. S. Steel as our CEO and executive leadership team executed the Best for All strategy to deliver excellent financial and operational performance despite challenges presented by global macroeconomic uncertainty. We are strategically investing in our people, processes and technology to continue our transition to a more sustainable company while delivering returns to our stockholders. Throughout the past year, I have worked alongside my fellow directors to ensure the Board fulfills its obligations to oversee the company’s operations and strategy to deliver value to our stockholders, while implementing practices to deliver profitable solutions for people and planet.
Strengthening Sustainability Oversight
As part of our oversight, we revised the Corporate Governance & Sustainability Committee charter to refine its sustainability-related oversight responsibilities. We also revised the charter of the Compensation & Organization Committee to expand its oversight responsibilities to specifically include human capital strategies, including employee engagement, culture and diversity, equity and inclusion (DE&I). Through these actions, the Board monitors and guides the company’s ESG practices, reporting metrics and performance and oversees sustainability-related risks.
Ongoing Board Refreshment
As always, a key focus of the Board is ongoing board refreshment, to ensure the Board as a whole possesses a diverse set of skills and backgrounds that allow us to approach decisions and oversight from a wholistic viewpoint. A wholistic viewpoint also requires racial and gender diversity, and we continue to pursue this goal by ensuring our search pool for new directors includes women and minority candidates. We have added 5 new board members in the past 3 years, 4 of whom contribute to the gender and racial diversity of the Board. Our newest directors, Andrea Ayers and Alicia Davis, bring essential technology-focused, strategic leadership experience to the Board.
Please read the attached Proxy Statement, and we ask that you vote for our proposals to elect the thirteen qualified and committed nominees for director, confirm our strong pay-for-performance executive compensation program and the annual frequency of the stockholder vote on the program, and ratify PwC as our independent auditor. We thank you for your continued support for U. S. Steel and the Board as stewards of your investment.

Sincerely,
David S. Sutherland
Board Chair

U. S. Steel Tower
600 Grant Street
Pittsburgh, PA 15219
Notice of 2023
Annual Meeting
of Stockholders
Items of Business:
Stockholders are being asked to vote on the following proposals:
Proposal 1:
To elect thirteen directors nominated by our Board of Directors
Proposal 2:
To consider and act on a non-binding advisory vote regarding the approval of compensation paid to certain executive officers
Proposal 3:
To consider and act on a non-binding advisory vote regarding the frequency of the stockholder vote on executive compensation
Proposal 4:
To ratify the appointment of PricewaterhouseCoopers LLP as U. S. Steel’s independent public registered accounting firm
Your vote is important, and you are encouraged to vote promptly whether or not you plan to virtually attend the 2023 Annual Meeting of Stockholders.
This proxy statement is provided in connection with a solicitation of proxies by the Board of Directors of United States Steel Corporation (the “Board” or “Board of Directors”) to be used at the Annual Meeting of Stockholders to be held on Tuesday, April 25, 2023 at 8:00 a.m., Eastern Time, and at any adjournment or postponement thereof  (the “Annual Meeting”). This proxy statement is first being provided to our stockholders on or about March 10, 2023.
BY ORDER OF THE BOARD OF DIRECTORS
Megan A. Bombick
Associate General Counsel and Corporate Secretary
March 10, 2023
When:
Tuesday, April 25, 2023, 8:00 a.m. Eastern Time
Record Date:
February 27, 2023
Where:
Virtual Meeting www.virtualshareholdermeeting.com/X2023
Your Vote Matters: How to Vote
Online
Prior to the Annual Meeting, visit www.proxyvote.com and use the 16-digit control number that appears on your proxy card when you access the webpage.
Mail
Complete and sign the proxy card and return it in the enclosed postage pre-paid envelope.
Phone

If your shares are held in the name of a broker, bank or other nominees, follow the telephone voting instructions provided on your voting instruction card. If your shares are registered in your name, call 1-800-690-6903 and follow the telephone voting instructions. You will need the 16-digit control number that appears on your proxy.

At the Meeting

Stockholders as of February 27, 2023 (the “Record Date”) may attend the virtual Annual Meeting and vote by using the 16-digit control number found on the proxy card, voting instructions or notice you previously received.

Important Notice Regarding the Availability of Proxy Materials for the 2023 Annual Meeting of Stockholders to be held on Tuesday, April 25, 2023: Our Proxy Statement and 2022 Annual Report are available free of charge on our website at www.ussteel.com or www.proxyvote.com.

U. S. Steel Tower 600 Grant Street Pittsburgh, PA 15219
Dear Fellow U. S. Steel
Stockholders
David B. Burritt
President & CEO
March 10, 2023
U. S. Steel achieved excellent financial — the second best in our history — and operational results in 2022 across the company and continued to execute on strategic initiatives that will lead us to our Best for All® future.
At U. S. Steel, our mission of delivering profitable steel solutions for people and planet underlies everything we do. In 2022, supported by our Board of Directors, we continued our work to fulfill this mission, by executing on our strategy to deliver the BEST for all our stakeholders. When I penned this letter a year ago, U. S. Steel had achieved an outstanding year across all measures, and I noted then that was just the beginning, and our best years were ahead. One year later, I am pleased to report on our continued progress to achieve “Best,” by continuing to ensure the health and safety of our employees is our unwavering top priority, achieving another year of record performance; by delivering another year of outstanding financial results and strengthening our customer value proposition, with record cash and liquidity balances and innovation and portfolio development of new “green steels”; and by strengthening our inclusive, performance-based culture.
Safety is Always First
At U. S. Steel, “safety first” is not just a slogan — it is our north star. While zero injuries remains our objective, I am pleased with the performance this year of our employees to make the safety of themselves and their co-workers a top priority, demonstrated through the record low enterprise-wide 0.05 OSHA Days Away from Work (DAFW) rate. This truly exceptional performance exemplifies our strong safety focused culture.
Our safety ingenuity was also externally recognized by the World Steel Association (worldsteel), which awarded U. S. Steel with a 2022 Safety and Health Excellence Recognition award “for delivering demonstrable improvements in safety and health,” and the National Safety Council, which awarded us with its 2022 Green Cross for Safety Excellence Award®. In 2022, we also achieved ISO 45001 certification for our Great Lakes Works and U. S. Steel Košice facilities, more than a year ahead of our commitment to achieve the latest global occupational health and safety accreditation.
Strong Financials Support Strategic Execution
Building off the record financial performance we had in 2021, last year we achieved another year of exceptional performance, delivering $21 billion in revenues, $4.2 billion in adjusted EBITDA and $1.8 billion in free cash flow. We ended the year with nearly $6 billion in liquidity (including $3.5 billion in cash), the best ever for U. S. Steel, and returned significant capital to our stockholders through $900 million in share repurchases and dividends. We achieved this remarkable performance, despite global economic challenges, including those presented by the tragic war in Ukraine.
Our 2022 financial performance supports the continued investment in our competitive advantages — low-cost iron ore, mini mill technology and world-class finishing lines — to enhance our customer value proposition. In early 2022 we took another significant step forward in executing our strategy by breaking ground on our second mini mill in Osceola, Arkansas, which we call Big River 2, or BR2, as it shares a campus with our existing Big River Steel facility. Our ongoing growth projects in Osceola, Arkansas remain on time and on budget, despite inflationary pressures, and once complete, are expected to provide differentiated, value-added products for our customers and significant earnings for the company. Our additional strategic investments in our mining assets, construction of a pig iron facility at Gary Works and direct-reduced grade float plant at Keetac, enhance our competitive position and will secure regional supply chain for key inputs, critical to our economy and business resiliency.

Our strong balance sheet provides the foundation for continued investment in our long-term strategy to reposition our company to one that is more sustainable and delivers stronger returns and higher margins with less earnings volatility.
Commitment to Sustainability, DE&I and Supportive, Performance-Based Culture
Our Best for All strategy is predicated on the belief that transforming our company’s competitive position by reducing our cost and carbon intensity, not only will benefit customers and stockholders, but all our stakeholders, including our employees and communities.
In 2022, we continued to enhance our disclosure on environmental, social and governance (ESG) matters to better share our vision and progress. We issued a Roadmap to 2050 and Climate Strategy Report to outline activities we are pursuing, along with the risks and opportunities, to reduce the carbon impact of our essential operations. We were gratified with the recognition Big River Steel achieved as the first ResponsibleSteelTM certified steel mill in North America.
A culture that rewards strong performance and promotes inclusion and accountability is critical to our continued success. In 2022, we released our inaugural DE&I report to disclose important information about how we value our people and take efforts to ensure pay and promotion equity and increase diversity and inclusion in all that we do. Our eight employee resource groups (ERGs) have been a tremendous pillar in this effort to promote inclusion, engagement and communication across the organization. We have continued to embrace a modern “work from anywhere” policy where appropriate to attract and retain the best talent, and we provide competitive pay and benefits to all our employees to support their well-being and reward strong performance.
Advocating for a Strong Domestic Industry to Support Sustainable Future
In 2022, U. S. Steel continued to advocate for a strong domestic industry to support high quality jobs and investment in our communities. Success in recent International Trade Commission proceedings and the passage of the Infrastructure Investment and Jobs Act in the U.S. provide an opportunity for U. S. Steel to contribute to infrastructure modernization in line with our sustainability and strategic goals to strengthen our communities. We look forward to collaborating with governments, academia and other organizations in this pursuit.
Your Vote Matters
We encourage you to read the accompanying proxy statement for more information about U. S. Steel and vote your shares on the proposals discussed in line with the recommendations made by our Board of Directors. In closing, thank you for your continued interest in U. S. Steel. Now let’s get back to work — safely.
Sincerely,
David B. Burritt
President & CEO

Cautionary note regarding forward-looking statements
This document contains information that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward-looking statements by using the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “target,” “forecast,” “aim,” “should,” “will,” “may” and similar expressions or by using future dates in connection with any discussion of, among other things, the construction or operation of new or existing facilities or operating capabilities, the timing, size and form of share repurchase transactions, operating or financial performance, trends, events or developments that we expect or anticipate will occur in the future, statements relating to volume changes, share of sales and earnings per share changes, anticipated cost savings, potential capital and operational cash improvements, changes in the global economic environment, including supply and demand conditions, inflation interest rates, supply chain disruptions and changes in prices for our products, international trade duties and other aspects of international trade policy, statements regarding our future strategies, products and innovations, statements regarding our greenhouse gas emissions reduction goals, statement regarding existing or new regulations and statements expressing general views about future operating results. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements are not historical facts, but instead represent only the Corporation’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Corporation’s control. It is possible that the Corporation’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Management believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. Our Corporation undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our Corporation’s historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to the risks and uncertainties described in “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022, and those described from time to time in our future reports filed with the Securities and Exchange Commission (“SEC”). References to (i) “U. S. Steel,” the “Corporation,” the “Company,” “we,” “us,” and “our” refer to United States Steel Corporation and its consolidated subsidiaries unless otherwise indicated by the context and (ii) “Big River Steel” refers to Big River Steel Holdings LLC and its direct and indirect subsidiaries unless otherwise indicated by the context.
U. S. Steel does not incorporate into this document the contents of any website or the documents referred to in this proxy statement.
Throughout this proxy statement, we refer to certain non-GAAP measures, including EBITDA, adjusted EBITDA and free cash flow. See the reconciliation to the corresponding GAAP measure set forth in Appendix A of this proxy statement.
References throughout this document to greenhouse gas (“GHG”) emissions refer to Scope 1 and Scope 2 emissions.

Proxy Summary	The Virtual Annual Meeting will be held: Tuesday, April 25, 2023 8:00 a.m. Eastern Time Record Date: February 27, 2023
VOTING MATTERS
Stockholders are being asked to vote on the following matters at the 2023 Annual Meeting of Stockholders:
		For more information	Board Recommendation
Proposal 1	Election of Directors	Page 8	FOR each Nominee
Proposal 2	Advisory Vote on the Compensation of Named Executive Officers	Page 37	FOR
Proposal 3	Advisory Vote on Frequency of Stockholder Vote on Executive Compensation	Page 86	ANNUAL
Proposal 4	Ratification of the Appointment of PricewaterhouseCoopers LLP as Independent Registered Public Accounting Firm	Page 87	FOR
Stockholders will also transact any other business that may properly come before the meeting.
WHAT’S NEW

 –
Investment in Competitive Advantages: Building on our 2021 acquisition of Big River Steel (“BRS”), last year we also began construction of a second mini mill greenfield site (“BR2”), invested in finishing capabilities at our BRS location and constructed a pig iron machine at Gary Works, all which are expected to increase profitability, support our sustainability goals and provide supply chain resiliency.

 –
Board Refreshment: In the last three years, five new directors have joined our Board bringing important skills, experiences and diversity to our Board. The Corporate Governance & Sustainability Committee has been proactively engaged in recruiting directors that bring gender and racial diversity, in addition to a breadth of experience and skills, to the Board.

 –
Increased Sustainability Reporting: In 2021, we issued our first report aligned with the recommendations from the Task Force on Climate-related Financial Disclosures (“TCFD”) and published a “Roadmap to 2050.” Since then, we’ve published a Climate Strategy Report on our website to provide transparent explanation of our long-term strategy to reduce GHG emissions.

We have issued a Sustainability Report each of the last three years, providing continued disclosure and transparency into our Sustainability program, including a reporting index aligned with relevant Global Reporting Initiative (GRI) and Sustainability Accounting Standards Board (SASB) standards.
In August 2022, we published our first Diversity, Equity and Inclusion Report, highlighting our progress in initiatives that foster more diverse, equitable and inclusive workplaces.
Additional information regarding our DE&I efforts, including our 2021 EEO-1 disclosure, is available in the DE&I Report at our ESG Data Hub on our website at https://www.ussteel.com/sustainability/esg-data-hub. Nothing on our website, including our Diversity, Equity and Inclusion, 2021 EEO-1, Climate Strategy Report or Sustainability Reports, shall be deemed incorporated by reference into this proxy statement.

UNITED STATES STEEL CORPORATION 2023 PROXY STATEMENT1

PROXY SUMMARY ELECTION OF DIRECTORS
ELECTION OF DIRECTORS
The Board is composed of a diverse mix of highly experienced individuals who oversee U. S. Steel’s strategy and business performance. The Board recommends a vote FOR each of the thirteen nominees listed below. All of the nominees are currently serving as directors.
Committee composition shown below is as of the date of this proxy statement.
					U. S. Steel Committees
Director Nominee	Age	Director Since	Principal Occupation/Experience	Other Public Company Boards	Audit	Compensation & Organization	Corporate Governance & Sustainability	Executive
Tracy A. Atkinson	58	2020	Ret. EVP and Chief Administrative Officer, State Street Corporation	2	■	■
Andrea J. Ayers	59	2023	Ret. President and Chief Executive Officer, Convergys Corporation	1	■	■
David B. Burritt	67	2017	President and CEO, United States Steel Corporation	1				■
Alicia J. Davis	52	2023	Chief Strategy Officer, Lear Corporation	0	■		■
Terry L. Dunlap	63	2022	Fmr. Interim CEO and President of TimkenSteel and Ret. Executive Vice President of Allegheny Technologies	1		■	■
John J. Engel	61	2011	Chairman, President and CEO, WESCO International, Inc.	1			■
John V. Faraci	73	2019	Fmr. Executive Chairman, Carrier Global Corporation and Ret. Chairman and CEO, International Paper Co.	0		■
Murry S. Gerber	70	2012	Ret. Chairman and CEO, EQT Corporation	2	■
Jeh C. Johnson	65	2020	Partner, Paul, Weiss, Rifkind, Wharton & Garrison LLP and Fmr. Secretary, Dept. of Homeland Security	2	■		■
Paul A. Mascarenas	61	2016	Ret. Chief Technical Officer, Ford Motor Company	2			■
Michael H. McGarry	65	2019	Executive Chairman & Ret. CEO, PPG Industries Inc.	2*	■	■
David S. Sutherland (Independent Board Chair)	73	2008	Ret. President and CEO, IPSCO, Inc.	2				■
Patricia A. Tracey	72	2007	Ret. VP, Homeland Security and Defense Services, HP Enterprise Services	0	■		■
■ Member   ■ Chair
*
Mr. McGarry announced his intention to retire as Executive Chairman and as a director of PPG Industries, Inc., effective October 1, 2023.

2UNITED STATES STEEL CORPORATION 2023 PROXY STATEMENT

PROXY SUMMARY SNAPSHOT OF 2023 DIRECTOR NOMINEES
SNAPSHOT OF 2023 DIRECTOR NOMINEES
Our Director nominees possess skills and experiences aligned to our current and future strategy and business needs, and demonstrate a high degree of integrity, ability to exercise sound judgment and an understanding of corporate governance and best practices. Annual Board evaluations also include an assessment of whether the Board has an appropriate mix of skills, experience and other characteristics.
Composition and Diversity of Independent Director Nominees
In addition to an appropriate mix of skills, we seek a diverse Board, including with respect to racial and gender diversity. Accordingly, the Corporate Governance & Sustainability Committee includes, and has any search firm that it engages include, women and minority candidates in the pool from which the Committee selects director candidates. Since 2020, we have increased the racial and gender diversity of our Board from 23% to 38%.

UNITED STATES STEEL CORPORATION 2023 PROXY STATEMENT3

PROXY SUMMARY CORPORATE GOVERNANCE
CORPORATE GOVERNANCE

We are committed to good corporate governance, which promotes the long-term interests of stockholders, strengthens Board and management accountability, and helps build public trust in U. S. Steel. Our governance highlights include:

–
Annual election of directors

–
12 of our 13 director nominees are independent, including the Board Chair

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Independent Audit, Compensation & Organization, and Corporate Governance & Sustainability committees

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Regular executive sessions of independent directors

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Robust oversight of strategic objectives, risk management and ESG by full Board and committees

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Annual Board and committee self-evaluations

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Executive compensation driven by pay-for-performance philosophy

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Active Board refreshment approach to ensure Board composition aligns with corporate strategy and reflects diversity of backgrounds, skills and experiences

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Proxy access right in line with market standards

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Stock ownership and holding guidelines for directors and executive officers

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A robust Code of Ethical Business Conduct that is based on our S.T.E.E.L. Principles

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Annual stockholder engagement

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Best in class compliance commitment

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Regular review of Chief Executive Officer (“CEO”) and senior management succession planning

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Ability of our Board and its committees, at their sole discretion, to hire independent advisors, including counsel, at U. S. Steel’s expense

OUR COMMITMENT TO STOCKHOLDER ENGAGEMENT

In 2022, we contacted stockholders representing approximately 40% of our outstanding shares and held meetings with investors who accepted our invitation, representing approximately 18.5% of our outstanding stock. Our stockholders provided constructive feedback and were generally supportive of our current governance, sustainability and compensation practices.

Topics covered in our engagement meetings:

–
Strategy: Transitioning to Best for All to provide customers with profitable steel solutions for all of our stakeholders

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Executive Compensation program that aligns pay for performance and incentivizes behaviors to deliver long-term stockholder value

–
Talent Strategy to ensure safety first for our employees, enhance inclusion and diversity and invest in the communities where we live and work

–
Sustainability program focused on driving U. S. Steel towards its future as a sustainable solutions provider, and our approach to reducing greenhouse gas emissions

–
Board Composition and Effectiveness to oversee risk, grounded in good governance

4UNITED STATES STEEL CORPORATION 2023 PROXY STATEMENT

PROXY SUMMARY OUR 2022 PERFORMANCE HIGHLIGHTS
OUR 2022 PERFORMANCE HIGHLIGHTS
We made significant progress on our long-term strategic goals to transition to Best for All in 2022. We achieved this by investing in Best for All advanced technology and products to expand our competitive advantages, enhancing our sustainability program to support our environmental stewardship goals and those of our customers, and ensuring we have a talented and diverse workforce to lead and execute our business plans.
BEST FOR ALL…

For Our Investors:
–
Recorded our second-best financial year, delivering $21 billion in revenues, $4.2 billion in adjusted EBITDA and $1.8 billion in free cash flow

–
Maintained elevated liquidity of nearly $6 billion heading into 2023 to continue to support our transition to Best for All

–
Direct returns of  $900 million through stock buybacks and dividends (representing 50% of 2022 Free Cash Flow)

–
Achieved 12% total shareholder return, outperforming S&P 500

For Our Customers:
–
Continued success on quality and reliability performance

–
Progressed on high return strategic projects, which remain on time and on budget, to provide the innovative products our customers seek

–
Won key ITC trade enforcement cases to limit unfairly traded steel, supporting products made in America

SIGNED “GREEN STEEL” DEALS WITH KEY CUSTOMERS
Includes supplying Trane Technologies with low-carbon steel for HVAC products
OUR FOCUS: CUSTOMER SUCCESS
U. S. Steel’s industry-specific expertise and capabilities, steelmaking quality and innovation are delivered with collaboration and commitment to ensure customer success

For Our People:
–
Successful negotiation of new, competitively favorable four-year collective bargaining agreements with United Steelworkers, that provide wage growth and benefit enhancements to approximately 11,000 of our represented employees

–
Rewarding employees with sizeable profit sharing and incentives, and leveraging flexible work from anywhere policies to build corporate culture and engagement and attract and retain diverse and inclusive talent

–
Engaging in the communities where we live and work, with over 22,000 employee service hours, including efforts by our USSK employees to provide relief to refugees impacted by the war in Ukraine

0.05 All-time best days away from work (DAFW)	RECOGNIZED AS ONE OF THE WORLD’S MOST ETHICAL COMPANIES RECORD SAFETY PERFORMANCE, significantly outperforming DAFW industry average reported by U.S. Bureau of Labor

For Our Planet:
–
Excellent adherence to environmental stewardship principles with best performance in the Corporation’s history

–
Began construction of BR2, which will produce steel with up to 70-80% lower Scope 1 and 2 GHG emissions than traditional blast furnaces

LAUNCHED SUSTAINABILITY ESG DATA HUB
Access a growing body of USS sustainability-related disclosure including Climate Strategy Report, outlining our path to achieve ambitious goal to reach net-zero by 2050

BIG RIVER STEEL ACHIEVED 1st ResponsibleSteelTM site certification in North America

UNITED STATES STEEL CORPORATION 2023 PROXY STATEMENT5

PROXY SUMMARY EXECUTIVE COMPENSATION
EXECUTIVE COMPENSATION
The goal of our executive compensation program is to attract, reward and retain leaders who create long-term value for our stockholders by delivering on objectives that support our long-term strategy. Appropriately motivating and incentivizing our leadership team to ensure continuity through the strategic transformation is a top priority of the compensation program.
To meet this objective and to align our executives’ interests with those of our stockholders, a significant portion of our named executive officers’ (“NEO”) compensation is variable and “at risk”, and total target compensation is aligned at a level competitive with the median of our peer group.
2022 CEO Compensation Decisions and Results
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Majority of CEO target compensation is variable and “at risk,” being performance- and/or stock-based

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2022 target compensation mix consistent with prior year’s target compensation mix; total target direct compensation aligned with peer group median

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Target annual incentive and above target long-term incentive payouts correlate with performance against rigorous goals

FY 2022 CEO TOTAL TARGET DIRECT COMPENSATION
FY 2022 AVERAGE NEO TOTAL TARGET DIRECT COMPENSATION

6UNITED STATES STEEL CORPORATION 2023 PROXY STATEMENT

PROXY SUMMARY EXECUTIVE COMPENSATION
Compensation Governance Practices
The Compensation & Organization Committee (the “Compensation Committee”), which consists solely of independent directors, has implemented the following best practices for our executive compensation program:
What We Do

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Consider results of annual “say on pay” votes when making compensation decisions

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Regularly engage with our stockholders about our executive compensation program

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Align pay and performance

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Cap annual and long-term incentive awards, including when TSR is negative

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Use an independent compensation consultant

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Require significant stock ownership of executive officers

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Use a market based approach (competitive within our peer group) for determining NEO target pay levels

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Require a “double trigger” for change in control severance

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Provide for clawback of incentive awards if our financial statements are restated or an executive intentionally or recklessly engages in gross misconduct

 –
Annually review risks associated with our compensation programs

What We Don’t Do
– Pay excise tax gross ups for change in control payments – Guarantee minimum payout of annual or long-term performance awards – Reprice options	– Allow directors or employees to engage in hedging transactions, short sales or pledging of our common stock – Allow dividends or dividend equivalents on unearned RSUs or performance shares

UNITED STATES STEEL CORPORATION 2023 PROXY STATEMENT7

Proposal 1:
Election of Directors
Stockholders are being asked to elect thirteen director nominees for a one-year term.

Board Recommendation:
The Board of Directors recommends a vote “FOR” the election of each nominee.

At the Annual Meeting, thirteen director nominees are up for election for a one-year term. Each nominee elected will serve until our next annual meeting of stockholders and until such nominee’s successor is duly elected and qualified. All of the nominees are presently members of the Board of Directors. Following an extensive search using a director search firm, the Board of Directors elected Ms. Ayers to the Board, effective January 1, 2023, and Ms. Davis, effective March 1, 2023. The Board unanimously recommends that stockholders vote FOR the election of all thirteen nominees.
MAJORITY VOTE
Except in the case of contested elections, each director nominee is elected if a majority of the votes are cast for that director’s election. The term “a majority of the votes cast” means that the number of votes cast “for” a director’s election exceeds the number of votes cast “against” the director’s election, with abstentions and broker non-votes not counted as votes cast either “for” or “against” the director’s election. A “contested election” is one in which the number of nominees exceeds the number of directors to be elected at the meeting.
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If a nominee who is currently serving as a director is not re-elected, then the director would continue to serve on the Board until the director’s successor is duly elected and qualified or until the director’s earlier resignation or removal.

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If the director fails to receive a majority of the votes cast in an election that is not a contested election, then that director must tender an irrevocable offer to resign from the Board, contingent upon acceptance of such offer of resignation by the Board of Directors.

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If an incumbent director fails to receive a majority of the votes cast in an election that is not a contested election, then the Corporate Governance & Sustainability Committee, or another independent committee designated by the Board of Directors, must make a recommendation to the Board as to whether to accept or reject the offer of resignation of the incumbent director, or to take other action.

The Board must act on the offer of resignation, taking into account the committee’s recommendation, within 90 days following certification of the election results. The Corporate Governance & Sustainability Committee, in making its recommendation, and the Board, in making its decision, may consider these factors and other information as it may consider appropriate and relevant to the circumstances.
DIRECTOR INDEPENDENCE
A brief description of the background and qualifications of each nominee is provided on pages 12–18. No nominee has a familial relationship to any other director, nominee for director or executive officer. The independence of directors and nominees and other information related to the Board of Directors is described under the heading, “Corporate Governance—Director Independence” in this proxy statement. If any nominee for whom you have voted becomes unable to serve, your proxy may be voted for another person designated by the Board.
DIRECTOR LIMITATIONS ON OTHER BOARDS
Our Corporate Governance Principles limit the number of public company boards our directors may serve on to five, and for currently serving public company CEOs, to three.

8	UNITED STATES STEEL CORPORATION 2023 PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS DIRECTOR RETIREMENT POLICY
DIRECTOR RETIREMENT POLICY
Our Corporate Governance Principles require any non-employee director to retire at the first annual meeting of stockholders after such director reaches the age of 74. However, the Board may grant exceptions to this policy on a case-by-case basis. Each employee director must retire from the Board when such director ceases to be an executive officer of U. S. Steel. However, the CEO may remain on the Board after retirement as an employee, at the Board’s request, through the last day of the month in which the CEO turns 70. All directors who undergo a significant change in their business or professional careers must offer to resign from the Board.
SELECTION OF DIRECTOR NOMINEES
The Corporate Governance & Sustainability Committee is responsible for identifying nominees for election to the Board. The Corporate Governance & Sustainability Committee may consider nominees suggested by several sources, including outside search firms, incumbent Board members and stockholders.
The Corporate Governance & Sustainability Committee seeks candidates with experiences and abilities relevant to serving as a director of U. S. Steel and who will represent the best interests of stockholders as a whole, and not any specific interest group or constituency. The committee, with input from the Board Chair and other directors, evaluates the qualifications of each director candidate in accordance with the criteria described in the director qualification standards section of our Corporate Governance Principles.
Director Qualifications Criteria
In evaluating the qualifications of director nominees, the Corporate Governance & Sustainability Committee considers factors including, but not limited to, the following:

Independence. Directors should neither have, nor appear to have, a conflict of interest that would impair the director’s ability to represent the interests of all our stakeholders and to fulfill the responsibilities of a director.
Commitment. Directors should be able to contribute the time necessary to be actively involved in the Board and its decision making and should be able and willing to prepare for and attend Board and committee meetings.
Diversity. In selecting candidates for recommendation or re-election to the Board, the Corporate Governance & Sustainability Committee considers all aspects of a candidate’s qualifications and skills in the context of the needs of U. S. Steel at that point in time.
The goal is to create a Board with a diversity of experience and perspectives, including race, gender, education and background, and areas of expertise.
Accordingly, the Corporate Governance & Sustainability Committee includes, and has any search firm that it engages include, women and minority candidates in the pool from which the Committee selects director candidates.
Experience. Directors should be or have been in leadership positions in their field of endeavor and have a record of excellence in that field.

Integrity. Directors should have a reputation of integrity and be of the highest ethical character.
Judgment. Directors should have the ability to exercise sound business judgment on a large number of matters.
Knowledge. Directors should have a firm understanding of business strategy, corporate governance, board operations and other relevant business matters.
Skills. Directors should be selected so that the Board has an appropriate mix of skills in critical core areas, including, but not limited to:
–
risk oversight,

–
strategic planning,

–
operations of a large organization,

–
accounting,

–
compensation,

–
finance,

–
technology and innovation,

–
sustainability,

–
government relations, and

–
legal.

These director qualification standards are evaluated by the Corporate Governance & Sustainability Committee each time a new candidate is considered for Board membership. The Corporate Governance & Sustainability Committee and the Board may take into account other factors they consider to be relevant to the success of a publicly traded company operating in the steel industry. As part of the annual nomination process, the Committee reviews the qualifications of each director nominee, including currently serving Board members, and reports its findings to the Board. On February 28, 2023, the Corporate Governance & Sustainability Committee determined that each director nominee satisfied the director qualification standards and advised the Board that each of the director nominees listed under “Proposal 1: Election of Directors — 2023 Director Nominees” was qualified to serve on the Board.

UNITED STATES STEEL CORPORATION 2023 PROXY STATEMENT	9

PROPOSAL 1: ELECTION OF DIRECTORS DIRECTOR RETIREMENT POLICY
Stockholder Recommendations for Director Nominees
The Corporate Governance & Sustainability Committee will consider director nominees recommended by stockholders. Notice of a recommendation must be sent in writing to the Chair of the Corporate Governance & Sustainability Committee, c/o the Corporate Secretary of United States Steel Corporation, 600 Grant Street, Suite 1884, Pittsburgh, PA 15219. The recommendation must include:
–
the candidate’s name, address, occupation and share ownership;

–
any other biographical information that will enable the Corporate Governance & Sustainability Committee to evaluate the candidate in light of the criteria described above;

–
information concerning any relationship between the candidate and the stockholder making the recommendation; and

–
certain other information regarding the stockholder and candidate as detailed in the Corporation’s By-Laws.

The recommendation must also identify the writer as a stockholder of U. S. Steel and provide sufficient detail for the Corporate Governance & Sustainability Committee to consider the recommended individual’s qualifications. The Committee will evaluate the qualifications of candidates recommended by stockholders using the same criteria as used for other Board-nominated candidates.

10	UNITED STATES STEEL CORPORATION 2023 PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS DIRECTOR NOMINEE SKILL MATRIX
DIRECTOR NOMINEE SKILL MATRIX
We consider current Board skills, background, experience, tenure and anticipated retirements to identify gaps that may need to be filled through the Board refreshment process. The following chart summarizes the core competencies that the Board considers valuable to effective oversight of U. S. Steel and illustrates how the current Board members individually and collectively represent these key competencies. The lack of an indicator for a particular item does not mean that the director does not possess that qualification, skill, or experience rather, the indicator represents that the item is a core competency that the director brings to the Board. The charts below reflect voluntary self-identification by each of the nominees.

UNITED STATES STEEL CORPORATION 2023 PROXY STATEMENT	11

PROPOSAL 1: ELECTION OF DIRECTORS 2023 Director Nominees
2023 Director Nominees
For the upcoming Annual Meeting, the Board, based on the recommendation of the Corporate Governance & Sustainability Committee, is recommending the election of each nominee as a director. Each nominee has informed the Board that such nominee is willing to serve as a director. If any nominee should decline or become unable or unavailable to serve as a director for any reason, your proxy authorizes the persons named in the proxy to vote for a replacement nominee, if the Board names one. It is the intention of the proxyholders to vote proxies for the election of the nominees named in this proxy statement unless such authority is withheld.
A brief biography about the background and qualifications of each director nominee is provided on the following pages.
The Board of Directors recommends a vote “FOR” the election of each of the following 2023 Director Nominees for a one-year term.
Skills & Experience – Top Level Enterprise/Corporate Leadership – High Level Financial – Technology Transformation – Risk Management	Tracy A. Atkinson
	Age: 58 Director Since: 2020	Committees – Audit – Compensation & Organization	Other Public Company Boards – Raytheon Technologies Corporation (formerly Raytheon Company) – Affiliated Managers Group Inc.

Experience
Ms. Atkinson served as Executive Vice President of State Street Corporation from 2008 until March 2020 and as its Chief Administrative Officer from May 2019 to March 2020. Prior to that role, Ms. Atkinson served as State Street Corporation’s Chief Compliance Officer from 2017 to May 2019, and its Treasurer from 2016 to 2017. From 2009 to 2010, Ms. Atkinson served as Executive Vice President and Chief Compliance Officer of State Street Corporation, and she served as Executive Vice President and State Street Global Advisors’ Chief Compliance Officer from 2008 to 2009. Prior to joining State Street Corporation in 2008, Ms. Atkinson served in various leadership positions at MFS Investment Management from 2004 to 2008 and as a Partner at PricewaterhouseCoopers from 1999 to 2004, after having joined the firm in 1988.
Ms. Atkinson received a bachelor’s degree in accounting from the University of Massachusetts and is a certified public accountant.

	Qualifications – Expertise in public company accounting, risk management, disclosure, financial system management		– Corporate governance and audit expertise gained through service on boards of other large corporations

12	UNITED STATES STEEL CORPORATION 2023 PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS 2023 Director Nominees

Skills & Experience
–
Top Level Enterprise/Corporate Leadership

–
Human Capital Talent Development and Labor

–
Customer-Centricity and Innovation

–
Technology Transformation

–
International Markets

–
Environmental and Sustainability

–
Risk Management

Andrea J. Ayers
Age: 59 Director Since: 2023	Committees – Audit – Compensation & Organization	Other Public Company Boards – Stanley Black & Decker, Inc. – Endurance International Group Holdings, Inc. (2019-2021) – Convergys Corporation (2012-2018)

Experience
Ms. Ayers served as President and Chief Executive Officer of Convergys Corporation (now Concentrix Corporation) from November 2012 through October 2018, and as a director of Convergys Corporation from October 2012 through October 2018. From 2008 through 2012, Ms. Ayers served as President of Convergys Customer Management Group, Inc. and from 2010 to 2012, she also served as Chief Operating Officer of Convergys Customer Management Group Inc. She has served on the board of Stanley Black & Decker, Inc. since 2014 and as Chair of the board since April 2022. She also served on the board of directors of Endurance International Group Holdings, Inc. from 2019 until it was acquired in 2021. Ms. Ayers received a bachelor’s degree in management and administration from Louisiana State University, Shreveport.

Qualifications
–
Executive experience managing and overseeing strategic, operational and financial matters for a large, complex enterprise

–
Corporate governance expertise derived from service on boards of other multinational corporations

– Knowledge and insight regarding multi-channel customer experience, customer management analytics and technology

Skills & Experience
–
Top Level Enterprise/Corporate Leadership

–
High Level Financial

–
Human Capital Talent Development and Labor

–
Customer-Centricity and Innovation

–
Technology Transformation

–
International Markets

–
Steel/Related Industry

–
Environmental and Sustainability

–
Risk Management

David B. Burritt
Age: 67 Director Since: 2017	Committees – Executive	Other Public Company Boards – Lockheed Martin Corporation

Experience
Mr. Burritt has served as president and chief executive officer of United States Steel Corporation since May 2017. At that time, Mr. Burritt was also named to U. S. Steel’s Board of Directors. He had been elected president and chief operating officer in February 2017 with executive responsibility for all aspects of the Corporation’s day-to-day business in the United States and Central Europe. Mr. Burritt joined U. S. Steel in September 2013 to serve as executive vice president and chief financial officer with responsibility for all aspects of its strategic and financial matters. In January 2015, he added executive leadership of U. S. Steel’s North American Flat-rolled commercial entities and corporate support services. Prior to joining U. S. Steel, Mr. Burritt served as chief financial officer at Caterpillar Inc. Mr. Burritt is a member of The Business Council and the National Safety Council. He also serves on the Executive Committee of the worldsteel board of directors. Mr. Burritt holds a bachelor’s degree in Accounting from Bradley University and a master’s degree in business administration from the University of Illinois in Champaign.

Qualifications
–
Insider’s view of U. S. Steel as a result of his daily management of the Corporation and regular communication with employees, customers and stockholders

–
Over four decades of experience in the understanding of complex strategic, financial and operational matters

– Expertise in public company accounting, risk management, disclosure, financial system management, manufacturing and commercial operations and business transformation

UNITED STATES STEEL CORPORATION 2023 PROXY STATEMENT	13

PROPOSAL 1: ELECTION OF DIRECTORS 2023 Director Nominees

Skills & Experience
–
Top Level Enterprise/Corporate Leadership

–
Human Capital Talent Development and Labor

–
Technology Transformation

–
International Markets

–
Steel or Related Industry

–
Environmental and Sustainability

–
Risk Management

Alicia J. Davis
Age: 52 Director Since: 2023	Committees – Audit – Corporate Governance & Sustainability	Other Public Company Boards – None

Experience
Ms. Davis is Chief Strategy Officer at Lear Corporation, a global automotive supplier of seating and electrical distribution and electronic systems. In this role, Ms. Davis leads the Corporate Strategy group, which helps develop and drive Lear’s global strategy and executes value-enhancing acquisitions, divestitures and strategic investments. From 2018 to 2021, Ms. Davis progressed through a variety of positions at Lear, including Senior Vice President, Strategy and Corporate Development, Senior Vice President, Corporate Development and Investor Relations, and Vice President of Investor Relations. Before joining Lear Corporation, Ms. Davis was on the faculty at the University of Michigan Law School, where she served as a tenured professor, a position she still holds via dry appointment, and the Associate Dean for Strategic Initiatives. She has also served as an Associate and later Of Counsel at Kirkland & Ellis LLP, Vice President at Raymond James & Associates, and an Analyst at Goldman Sachs. Ms. Davis received a bachelor’s degree in business administration from Florida A&M University, a Juris Doctor from Yale Law School, and an MBA from Harvard Business School.

Qualifications
–
Executive experience managing and overseeing strategic matters for a large, complex enterprise

–
Insight and expertise related to the automotive industry, an important customer of U. S. Steel

– Extensive experience in legal and academic roles contribute skills in the areas of corporate governance, capital markets and mergers and acquisitions

Skills & Experience
–
Top Level Enterprise/Corporate Leadership

–
High Level Financial

–
Human Capital Talent Development and Labor

–
Customer-Centricity and Innovation

–
Technology Transformation

–
International Markets

–
Steel/Related Industry

–
Environmental and Sustainability

–
Risk Management

Terry L. Dunlap
Age: 63 Director Since: 2022	Committees – Compensation & Organization – Corporate Governance & Sustainability	Other Public Company Boards – Matthews International Corporation – Ampco-Pittsburgh Corporation (2019-2022) – TimkenSteel Corporation (2015-2021)

Experience
Mr. Dunlap is principal of Sweetwater LLC, a consulting firm with a focus on manufacturing and technology. Previously, he served as Interim Chief Executive Officer and President of TimkenSteel Corporation from 2019 to 2021. Prior thereto, Mr. Dunlap spent 31 years with Allegheny Technologies, where he served as Executive Vice President, Flat-Rolled Products from May 2011 until his retirement in December 2014; President, ATI Allegheny Ludlum from 2002 to 2014; and Group President, ATI Flat-Rolled Products from 2008 to 2011. Mr. Dunlap is a member of the board of directors at Matthews International Corporation, and previously served on the board of directors of TimkenSteel Corporation and Ampco-Pittsburgh Corporation. He is a past member and past president of the Indiana University of Pennsylvania Foundation Board. Mr. Dunlap received a Bachelor of Science degree in marketing from Indiana University of Pennsylvania.

Qualifications – Broad and deep knowledge of the steel industry – Executive experience managing and overseeing strategic, operational and financial matters for a large, complex enterprise		– Knowledge and insight regarding manufacturing and innovation, safety and labor relations

14	UNITED STATES STEEL CORPORATION 2023 PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS 2023 Director Nominees

Skills & Experience
–
Top Level Enterprise/Corporate Leadership

–
High Level Financial

–
Human Capital Talent Development and Labor

–
Customer-Centricity and Innovation

–
Technology Transformation

–
International Markets

–
Steel/Related Industry

–
Environmental and Sustainability

–
Risk Management

John J. Engel
Age: 61 Director Since: 2011	Committees – Corporate Governance & Sustainability (Chair)	Other Public Company Boards – WESCO International, Inc.

Experience
Mr. Engel has served as Chairman, President and Chief Executive Officer of WESCO International, Inc. since 2011. Previously, at WESCO International, Inc., Mr. Engel served as President and Chief Executive Officer from 2009 to 2011, and Senior Vice President and Chief Operating Officer from 2004 to 2009. Before joining WESCO in 2004, Mr. Engel served as Senior Vice President and General Manager of Gateway, Inc.; Executive Vice President and Senior Vice President of Perkin Elmer, Inc.; and Vice President and General Manager of Allied Signal, Inc. Mr. Engel also held various engineering, manufacturing and general management positions at General Electric Company. Mr. Engel is a member of the Business Roundtable and the Business Council and is a member of the board of directors of the National Association of Manufacturers. Mr. Engel holds a Bachelor of Science degree in mechanical engineering from Villanova University. He received his Master of Business Administration from the University of Rochester.

Qualifications
–
Executive experience managing and overseeing strategic, operational and financial matters for a large, complex enterprise

–
Extensive experience in global manufacturing and logistics, operational issues, human capital management, and business leadership

– Knowledge of financial system management, public company accounting, disclosure requirements and financial markets

Skills & Experience:
–
Top Level Enterprise/Corporate Leadership

–
High Level Financial

–
Human Capital Talent Development and Labor

–
Steel/Related Industry

–
International Markets

–
Environmental and Sustainability

–
Risk Management

John V. Faraci
Age: 73 Director Since: 2019	Committees – Compensation & Organization (Chair)	Other Public Company Boards – Conoco Phillips Company (2015-2022) – PPG Industries, Inc. (2012-2022) – Carrier Global Corporation (2020-2022) – United Technologies Corporation (2005-2020)

Experience
Mr. Faraci served as Chairman and Chief Executive Officer of International Paper from 2003 to 2014. During his 40-year career at International Paper, Mr. Faraci served in a series of financial, planning and management positions, including President and Chief Executive Officer and Chief Financial Officer. He previously served as Executive Chairman of Carrier from 2020-2021. He is a trustee emeritus of the American Enterprise Institute, and a member of the Council on Foreign Relations. Mr. Faraci graduated from Denison University with a degree in history and economics. He received his Master of Business Administration from the University of Michigan’s Ross School of Business.

Qualifications
–
Executive experience managing and overseeing strategic, operational and financial matters for a large, complex enterprise

–
Expertise in public company accounting, risk management, disclosure, financial system management

– Corporate governance and audit expertise gained through service on boards of other large corporations

UNITED STATES STEEL CORPORATION 2023 PROXY STATEMENT	15

PROPOSAL 1: ELECTION OF DIRECTORS 2023 Director Nominees

Skills & Experience
–
Top Level Enterprise/ Corporate Leadership

–
High Level Financial

–
Human Capital Talent Development and Labor

–
Technology Transformation

–
Steel/Related Industry

–
International Markets

–
Environmental and Sustainability

–
Risk Management

Murry S. Gerber
Age: 70 Director Since: 2012	Committees – Audit (Chair)	Other Public Company Boards – BlackRock, Inc. – Halliburton Company

Experience
Mr. Gerber served as Executive Chairman of EQT Corporation, an integrated energy production company, from 2010 until May 2011, as its Chairman from 2000 to 2010, as its President from 1998 to 2007 and as its Chief Executive Officer from 1998 to 2000. Prior to joining EQT Corporation, Mr. Gerber served as the CEO of Coral Energy (now Shell Trading North America) from 1995 to 1998. He is a member of the board of trustees of the Pittsburgh Cultural Trust.
Mr. Gerber holds a bachelor’s degree in geology from Augustana College and a master’s degree in geology from the University of Illinois.

Qualifications
–
Deep knowledge of the energy industry, an important supplier to and customer of U. S. Steel

–
Executive experience managing and overseeing strategic, operational and financial matters for a large, complex enterprise

– Corporate governance and audit expertise derived from service on boards of other multinational corporations
Skills & Experience – Top Level Enterprise/ Corporate Leadership – Human Capital Talent Development and Labor – Technology Transformation – Environmental and Sustainability – Risk Management	Jeh C. Johnson
	Age: 65 Director Since: 2020	Committees – Audit – Corporate Governance & Sustainability	Other Public Company Boards – Lockheed Martin Corporation – Metlife, Inc.

Experience
Secretary Johnson has been a partner in the law firm of Paul, Weiss, Rifkind, Wharton & Garrison LLP since January 2017. Previously, Secretary Johnson served as U.S. Secretary of Homeland Security from December 2013 to January 2017; as General Counsel of the U.S. Department of Defense from 2009 to 2012; as General Counsel of the U.S. Department of the Air Force from 1998 to 2001; and as an Assistant U.S. Attorney in the Southern District of New York from 1988 to 1991. Prior to and between his periods of public service, he was in private practice at Paul, Weiss. Secretary Johnson graduated from Morehouse College, and received his law degree from Columbia Law School. Secretary Johnson has twelve honorary degrees. He currently serves as a trustee of Columbia University.

Qualifications
–
Extensive experience in legal and government roles contribute skills in the areas of risk management, cybersecurity oversight and public policy

–
Executive experience managing and overseeing strategic, operational and financial matters for a large, complex enterprise

– Corporate governance experience gained through service on boards of other large corporations

16	UNITED STATES STEEL CORPORATION 2023 PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS 2023 Director Nominees
Skills & Experience – Customer-Centricity and Innovation – Technology Transformation – International Markets – Steel/Related Industry – Environmental and Sustainability	Paul A. Mascarenas
	Age: 61 Director Since: 2016	Committees – Corporate Governance & Sustainability	Other Public Company Boards – ON Semiconductor Corp. – The Shyft Group – Borg Warner Inc. (2018-2022)

Experience
Mr. Mascarenas served as President and Chairman of the Executive Board of FISITA (Fédération Internationale des Sociétés d’Ingénieurs des Techniques de l’Automobile) from 2014 to 2016. Previously, Mr. Mascarenas worked for 32 years at Ford Motor Company, holding various development and engineering positions, and most recently serving as Chief Technical Officer and Vice President, leading Ford’s worldwide research organization. Mr. Mascarenas is a fellow of the Institution of Mechanical Engineers, and a fellow of the Society of Automotive Engineers. He served as general chairperson for the 2010 SAE World Congress and Convergence and has served on the FISITA board since 2012. Mr. Mascarenas is a Venture Partner with Fontinalis Partners. In 2015, he was awarded an Order of the British Empire (OBE) by Her Majesty, Queen Elizabeth II, for his services to the automotive industry. Mr. Mascarenas received a degree in mechanical engineering from University of London, King’s College in England and in June 2013, received an honorary doctorate degree from Chongqing University in China.

Qualifications
–
Extensive experience in product development, program management and business leadership, as well as experience working in an international forum

–
Insight and expertise related to the automotive industry, an important customer of U. S. Steel

– Knowledge of complex financial and operational issues

Skills & Experience
–
Top Level Enterprise/Corporate Leadership

–
High Level Financial

–
Human Capital Talent Development and Labor

–
Customer-Centricity and Innovation

–
Technology Transformation

–
International Markets

–
Environmental and Sustainability

–
Risk Management

Michael H. McGarry
Age: 65 Director Since: 2019	Committees – Audit – Compensation & Organization	Other Public Company Boards – PPG Industries, Inc.* – Shin Etsu Chemical Co., Ltd.

Experience
Mr. McGarry is the Executive Chairman of PPG Industries, Inc. He served as Chairman and Chief Executive Officer from 2016 through 2022. From 1981 to 2004, Mr. McGarry progressed through a variety of management positions at PPG, including Market Development Manager, silica products; Operations Manager, silicas; Business Manager, TESLIN® sheet; Product Manager in the derivatives, chlorine, liquid and dry caustic soda businesses; and General Manager, fine chemicals. He was appointed Vice President, chlor-alkali and derivatives in 2004; then Vice President, coatings, Europe, and managing director, PPG Europe in 2006; and Senior Vice President of the Commodity Chemicals reporting segment in 2008. In 2012, he was elected Executive Vice President and then Chief Operating Officer in 2014. Mr. McGarry became President and Chief Operating Officer in March 2015, joined PPG’s board of directors in July 2015 and was elected President and CEO in September 2015. Mr. McGarry graduated from the University of Texas at Austin with a Bachelor of Science degree in mechanical engineering and completed the Advanced Management Program at Harvard Business School.
*
Effective January 1, 2023, Mr. McGarry was named Executive Chairman of PPG Industries, Inc. as part of an announced succession process. He also announced his intention to retire as Executive Chairman and as a director of PPG, effective October 1, 2023.

Qualifications
–
Executive experience managing and overseeing strategic, operational and financial matters for a large, complex enterprise

–
Expertise in public company accounting, risk management, disclosure, financial system management

– Extensive experience in global manufacturing and logistics, operational issues, and business leadership

UNITED STATES STEEL CORPORATION 2023 PROXY STATEMENT	17

PROPOSAL 1: ELECTION OF DIRECTORS 2023 Director Nominees

Skills & Experience
–
Top Level Enterprise/Corporate Leadership

–
High Level Financial

–
Human Capital Talent Development and Labor

–
Customer-Centricity and Innovation

–
Steel/Related Industry

–
Environmental and Sustainability

–
Risk Management

David S. Sutherland (Independent Board Chair)
Age: 73 Director Since: 2008	Committees – Executive	Other Public Company Boards – GATX Corporation – Imperial Oil, Ltd.

Experience
Mr. Sutherland serves as the Corporation’s Independent Board Chair. He retired as President and Chief Executive Officer of the former IPSCO, Inc., a leading North American steel producer, in July 2007 after spending 30 years with the company and more than five years as President and Chief Executive Officer. Mr. Sutherland is a former chairman of the American Iron and Steel Institute and served as a member of the boards of directors of the Steel Manufacturers Association, the International Iron and Steel Institute, the Canadian Steel Producers Association and the National Association of Manufacturers. Mr. Sutherland earned a Bachelor of Commerce degree from the University of Saskatchewan and a Master of Business Administration from the University of Pittsburgh’s Katz Graduate School of Business.

Qualifications – Broad and deep knowledge of the steel industry – Executive experience managing and overseeing strategic, operational and financial matters for a large, complex enterprise		– Corporate governance and audit expertise derived from service on boards of other multinational corporations

Skills & Experience
–
Top Level Enterprise/Corporate Leadership

–
Human Capital Talent Development and Labor

–
Customer-Centricity and Innovation

–
Technology Transformation

–
Environmental and Sustainability

–
Risk Management

Patricia A. Tracey
Age: 72 Director Since: 2007	Committees – Audit – Corporate Governance & Sustainability	Other Public Company Boards – None

Experience
Vice Admiral Tracey retired as Vice President, Homeland Security and Defense Services for HP Enterprise Services in October 2016. She worked with Hewlett Packard Co. in increasingly responsible roles until her retirement, and previously was a Client Industry Executive for business development and performance improvement with Electronic Data System Corporation, which was acquired by Hewlett Packard Co. in August 2008. From 1970 to 2004, Vice Admiral Tracey served in increasingly responsible operational and staff positions with the United States Navy, including Chief of Naval Education and Training from 1996 to 1998, Deputy Assistant Secretary of Defense (Military Personnel Policy) from 1998 to 2001, and Director, Navy Headquarters Staff from 2001 to 2004. Vice Admiral Tracey served as a consultant on decision governance processes to the United States Navy from 2004 to 2005 and to the Department of Defense from 2005 to 2006. She currently advises business owners pursuing opportunities with the U.S. Government. She also serves on the board of trustees of Norwich University and the board of directors of Armed Forces Benefits Association. Vice Admiral Tracey holds a Bachelor of Arts degree in Mathematics from the College of New Rochelle and a Master of Science in Operations Research and Systems Analysis from the Naval Postgraduate School.

Qualifications
–
Senior executive leadership experience over a 34-year career in the U.S. military

–
Deep experience in government affairs, planning and executing large scale organization and workforce transformation strategies, occupational safety and environmental compliance, and governance

– Insight regarding information technology and cybersecurity gained from overseeing implementation of advanced solutions for Department of Defense and Homeland Security agencies

18	UNITED STATES STEEL CORPORATION 2023 PROXY STATEMENT

Corporate
Governance
Corporate governance is a continuing focus at U. S. Steel, embraced by the Board of Directors, management, and all employees. We have a long and rich tradition relating to corporate governance and public company disclosure, including being one of the first publicly traded companies in United States history to hold an annual meeting of stockholders and to publish an annual report. In this section, we describe some of our key governance policies and practices.
OUR GOVERNANCE FRAMEWORK

U. S. Steel is committed to maintaining the highest standards of corporate governance and ethical conduct, which we believe are essential for sustained success and long-term stockholder value. In light of this goal, the Board oversees, counsels and directs management in the long-term interests of U. S. Steel, its stockholders and its customers. Our governance framework gives our highly-experienced directors the structure necessary to provide oversight, advice and counsel to U. S. Steel. The Board’s responsibilities include:

–
overseeing the management of our business and the assessment of our business risks;

–
overseeing the processes for maintaining the integrity of our financial statements and other public disclosures, and compliance with laws and ethical principles;

–
reviewing and approving our major financial objectives and strategic and operating plans;

–
overseeing our sustainability, human capital management and succession planning for the CEO and other key executives; and

–
establishing an effective governance structure, including appropriate board composition and planning for board succession.

The Board discharges its responsibilities through regularly scheduled meetings as well as through telephone or video conferences, actions by written consent and other communications with management as appropriate. U. S. Steel expects directors to attend all meetings of the Board and the Board committees upon which they serve, and all annual meetings of its stockholders.
–
During the fiscal year ended December 31, 2022, the Board held six meetings as well as interim conference calls and business updates.

–
All of the directors attended in excess of 75% of the meetings of the Board and the committees on which they served.

–
All of the then-serving directors attended the 2022 Annual Meeting of Stockholders.

The Board has long adhered to governance principles designed to assure excellence in the execution of its duties. The Board regularly reviews U. S. Steel’s governance policies and practices, which take into consideration stockholder feedback. These principles are outlined in our Corporate Governance Principles, which, in conjunction with our certificate of incorporation, by-laws, Board committee charters and related policies, form the framework for the effective governance of U. S. Steel. For additional information on our consideration of stockholder feedback, see “Corporate Governance  —  Actions Taken by the Board Following Stockholder Engagement” below.

UNITED STATES STEEL CORPORATION 2023 PROXY STATEMENT	19

CORPORATE GOVERNANCE OUR GOVERNANCE FRAMEWORK
CORPORATE GOVERNANCE MATERIALS
The following materials are available on our website, www.ussteel.com – Corporate Governance Principles – By-laws – Board Committee Charters – Code of Ethical Business Conduct	These materials are also available in print to any person, without charge, upon written request to: Corporate Secretary United States Steel Corporation 600 Grant Street, Suite 1884 Pittsburgh, PA 15219
Corporate Governance at A Glance
Leadership Structure
–
Our Board Chair is independent. He interacts closely with our CEO

–
The independent Board members elect our Board Chair annually. Among other duties, our Board Chair leads executive sessions of the independent directors to discuss certain matters without management present

Board Composition
–
The Board regularly assesses its performance through annual Board and committee self-evaluations

–
The Corporate Governance & Sustainability Committee periodically updates the board skills analysis to ensure the Board composition is aligned with U. S. Steel’s strategic needs

Board Independence	– 12 out of 13 of our nominees are independent – Our CEO is the only employee director
Board Committees
–
We have four Board committees  —  Executive, Audit, Corporate Governance & Sustainability, and Compensation & Organization

–
With the exception of the Executive Committee (composed of our Board Chair and CEO), all other committees are composed entirely of independent directors

Management Succession Planning
–
The Board actively monitors succession planning and talent development and receives regular updates on employee engagement, inclusion and diversity, and retention matters

–
The Board regularly reviews senior management succession and development plans

Director Stock Ownership
–
Our directors are required to receive more than half of their annual retainer in shares of our common stock, which will either vest after one year or are deferred until retirement, at the election of the director, and are subject to robust ownership requirements

Risk Oversight
–
Our full Board is responsible for risk oversight, and has designated committees to have particular oversight of certain key risks, including sustainability/climate-related risks and cybersecurity risks

–
Our Board oversees management as management fulfills its responsibilities for the assessment and mitigation of risks and for taking appropriate risks

Accountability to Stockholders
–
We use majority voting in uncontested director elections

–
We have annual elections of directors

–
We implemented a proxy access by-law provision in line with market standards, which enables certain of our stockholders to nominate directors and have their eligible nominees included in the proxy statement with our nominees

–
We actively and routinely reach out to our stockholders through our engagement program

–
Stockholders can contact our Board, our Board Chair or management by mail

20	UNITED STATES STEEL CORPORATION 2023 PROXY STATEMENT

CORPORATE GOVERNANCE BOARD LEADERSHIP STRUCTURE
BOARD LEADERSHIP STRUCTURE
The Board regularly considers the appropriate leadership structure for U. S. Steel. It has concluded that the Corporation and its stockholders are best served by the Board retaining discretion to determine whether the same individual should serve as both Chief Executive Officer and Board Chair, or whether the Board Chair should be an independent director. The Board believes that it is important to retain the flexibility to make this determination at any given point in time based on what will provide the best leadership structure, taking into account the needs of U. S. Steel at that time. David S. Sutherland currently serves as the independent Board Chair.
If the Board Chair is not independent, then the independent directors will elect from among themselves a Lead Director. The Board Chair (or Lead Director) is elected annually by the Board. Because our current Board Chair is independent, his duties also include the duties of the Lead Director listed below.
Lead Director Duties:

–
chair executive sessions of the non-employee directors;

–
serve as a liaison between the CEO and the independent directors;

–
approve Board meeting agendas and, in consultation with the CEO and the independent directors, approve Board meeting schedules to ensure there is sufficient time for discussion of all agenda items;

–
approve the type of information to be provided to directors for Board meetings;

–
be available for consultation and direct communication with our stockholders;

–
call meetings of the independent directors when necessary and appropriate; and

–
perform other duties as the Board may designate.

BOARD OVERSIGHT OF STRATEGY
A primary responsibility of our Board is oversight of our business strategy. At each regular Board meeting throughout the year, our Board reviews our strategy, operating plans, and overall financial performance, and progress on each, and provides significant guidance and feedback. In addition, at least one multi-day meeting each year is dedicated to our long-term strategic planning. The Board also devotes significant time to reviewing our capital allocation strategy aligned with the Best for All strategy. Annually, our Board reviews and approves our capital authorization and spending budgets, which are designed to strategically deploy capital intended to facilitate investments required to achieve operational excellence, grow profitability, generate strong returns and improve sustainability performance.
Creating Long-term Stockholder Value

The primary goal of our capital allocation strategy is to create long-term stockholder value driven by four priorities for cash:
–
maintaining balance sheet strength that supports the Corporation’s strategic objectives;

–
investing in new, less capital intensive technologies that are less carbon intensive to support sustainable innovation to achieve our Best for All strategy;

–
reinvesting in our current assets to advance operational excellence to deliver high-quality products and service to our customers; and

–
returning cash to stockholders through dividends and stock buybacks.

To oversee management’s performance in executing our strategy, the Board receives regular updates and actively engages in dialogue with our executive management team. Members of our Board also periodically visit our facilities to monitor the execution of our strategy in our operating segments, and to assess areas for improvement or potential risk.

UNITED STATES STEEL CORPORATION 2023 PROXY STATEMENT	21

CORPORATE GOVERNANCE BOARD OVERSIGHT OF SUCCESSION PLANNING
BOARD OVERSIGHT OF SUCCESSION PLANNING
Our Board and management consider succession planning and professional development to be an integral part of the Corporation’s long-term strategy. The Board and management have a robust, well-developed succession planning process that not only develops internal leadership candidates, but also considers external leadership candidates for top executive roles. Our Board discusses succession planning at least twice annually.
STEP 1	STEP 2
– Our full Board reviews senior management succession and development plans with our CEO
–
Our CEO then presents to the independent directors his evaluations and recommendation of future candidates for the CEO position and other senior leadership roles and potential succession timing for those positions, including under emergency circumstances

The Board also reviews and discusses development plans for individuals identified as high-potential candidates for senior leadership positions. The Board is responsible for monitoring our management succession and leadership development plans.
Our Corporate Governance Principles require all executive officers to retire at age 65. The Compensation Committee may, in its discretion, waive that requirement, and did waive it for Mr. Burritt.
BOARD OVERSIGHT OF SUSTAINABILITY
The Board monitors and guides the Corporation’s ESG practices, reporting metrics and performance and retains overall oversight of sustainability, risk and strategic direction, and has delegated to each of the three standing committees specific oversight responsibilities.
The Corporate Governance & Sustainability Committee oversees the sustainability program as a whole and the risks associated with achieving certain sustainability-related measures, including greenhouse gas emissions and other climate-related matters and sustainable use and management of natural resources (such as air, water, land and minerals). The Corporate Governance & Sustainability Committee meets at least quarterly, and regularly reports climate-related matters to the Board. As part of its oversight, the Corporate Governance & Sustainability Committee reviews sustainability as a standing agenda item, including:
–
reports and discussions on sustainability strategic priorities;

–
implementation of the GHG emissions and intensity reduction targets; and

–
the use of reporting and disclosure frameworks.

The Audit Committee assists the Board in overseeing the operational activities of the Corporation and identifying and reviewing risks that could have a material impact on U. S. Steel, including risks related to climate change. The Compensation & Organization Committee oversees human capital-related ESG matters, including in the areas of diversity, equity and inclusion (DE&I), culture and employee engagement, and pay equity.
BOARD OVERSIGHT OF CULTURE AND HUMAN CAPITAL MANAGEMENT
Moving up the talent curve is a critical success factor to achieving our corporate strategy. Because we believe U. S. Steel will only be able to successfully execute on its strategic priorities with the full engagement of a talented workforce, the Board and its committees oversee human capital management. The Board receives periodic reports on the results of employee engagement or inclusion surveys, the collective bargaining process and relationship between management and the United Steelworkers, and relevant workforce metrics, including those related to inclusion and diversity, talent development, and pay equity analysis and hiring practices. In addition, in 2022, the Compensation & Organization Committee charter was revised to expand its oversight responsibilities to specifically include human capital strategies, including in the areas of diversity, equity and inclusion, culture and employee engagement and pay equity.
Director Visits to U. S. Steel Facilities
The Board also believes that visits to facilities enable it to observe the Corporation’s culture first-hand. In 2022, our directors visited our Minntac iron ore facility in northern Minnesota, and several visited other facilities across our footprint, including Big River Steel, Gary Works and Great Lakes Works. Several members of the Board of Directors also participated in events held by ERGs throughout the year, including the Women’s Inclusion Network and SERVE, our veteran-related ERG. These experiences enable the Board to demonstrate and observe U. S. Steel’s culture of caring and prioritization of safety, and evaluate whether the Corporation is adopting business practices that create the engaged and stable workforce needed to achieve its long-term strategy.

22	UNITED STATES STEEL CORPORATION 2023 PROXY STATEMENT

CORPORATE GOVERNANCE BOARD’S ROLE IN RISK OVERSIGHT
BOARD’S ROLE IN RISK OVERSIGHT
The Board of Directors is responsible for overseeing the assessment and management of risks impacting U. S. Steel. The Board annually reviews U. S. Steel’s strategic plan which includes a review of risks related to: safety, environmental, operating and competitive matters; political, and regulatory issues; employee and labor issues; and financial results and projections. Although the Audit Committee has primary responsibility for overseeing risk management, each of our other Board committees also considers the risks within its specific areas of responsibility. Each committee regularly reports to the full Board on its respective activities, including, when appropriate, those activities related to risk assessment and risk management oversight.

UNITED STATES STEEL CORPORATION 2023 PROXY STATEMENT	23

CORPORATE GOVERNANCE BOARD AND COMMITTEE EVALUATION PROCESS
BOARD AND COMMITTEE EVALUATION PROCESS
The Board conducts annual self-evaluations to determine whether it and its committees are functioning effectively and whether its governing documents continue to remain appropriate. Each standing committee, other than the Executive Committee, annually reviews its own performance and reports the results and any recommendations to the Board. The process is designed and overseen by the Corporate Governance & Sustainability Committee.
Annual Board and Committee Self-Evaluations
STEP 1 Questionnaire	STEP 2 Board Assessment	STEP 3 Individual Interviews	STEP 4 Evaluation Results	Step 5 Follow up Actions
Directors respond to a wide range of questions related to topics including Board operations and composition, satisfaction of responsibilities, Board and management dynamics and accessibility of resources. Open-ended questions are also included to identify key strengths and areas for improvements of the Board.
	The Board evaluation includes an assessment of whether the Board has the appropriate mix of skills, experience and other characteristics, and is made up of a sufficiently diverse group of people.	The Board Chair and Committee Chairs conduct individual interviews with each director to discuss Board, committee and director performance and effectiveness.	Results of the evaluations are discussed by the full Board.	Feedback from this evaluation process is used to make any necessary changes to Board practices, composition, size and other matters.
BOARD REFRESHMENT
Our Board maintains a robust process to identify, consider and evaluate potential board candidates. Our Corporate Governance & Sustainability Committee leads this process by considering prospective candidates at its meetings. In identifying appropriate candidates through a thoughtful evaluation, supported by its outside consultants, the committee is focused on aligning the skills, experience and characteristics of our Board with the strategic development of U. S. Steel. A primary goal is to ensure sufficient Board diversity so that its membership consists of individuals with a variety of backgrounds, skills, experience and attributes.
The members aim to strike a balance between the knowledge that comes from longer-term service on the Board with the fresh insights that can come from adding new members to the Board. The Board has been undergoing a deliberate refreshment effort over the past several years to add important skills, experience and diversity, to oversee our corporate strategy. While the Board seeks director candidates who bring a breadth of experiences rather than any one specific area of expertise, in recent years, the Board has focused on recruiting directors with strong financial acumen, CEO experience, customer-centricity and technology transformation experience and gender and racial diversity. We have added 5 new directors in the last 3 years, each of whom enriches our Board with one or more of these attributes. The following shows our Board refreshment process:

24	UNITED STATES STEEL CORPORATION 2023 PROXY STATEMENT

CORPORATE GOVERNANCE BOARD COMMITTEES
BOARD COMMITTEES
Under our by-laws and the general corporation law of the State of Delaware, U. S. Steel’s state of incorporation, the business and affairs of U. S. Steel are managed under the direction of the Board of Directors. The non-employee directors regularly hold executive sessions without management present. The Board has three standing committees, each of which is comprised exclusively of independent directors: the Audit Committee; the Compensation & Organization Committee; and the Corporate Governance & Sustainability Committee.
Each of the standing committees has a written charter adopted by the Board, which is available on our website (www.ussteel.com). The committee charters are regularly reviewed and updated to incorporate best practices and prevailing governance trends. The Board also has an Executive Committee that acts on, and reports to the Board on, routine or delegated matters that arise between Board meetings.
Each standing committee is required to have at least three members, each of whom is considered independent. Each of the standing committee charters require the committee to perform a self-evaluation and review its charter annually. Each committee may in its sole discretion, retain or obtain the advice of outside advisors, including any consultant, independent legal counsel or other advisor, at the Corporation’s expense to assist the committee in fulfilling its duties and responsibilities.
THE TABLE BELOW SHOWS THE CURRENT COMMITTEE MEMBERSHIPS OF OUR DIRECTORS:
Director	Audit Committee	Compensation & Organization Committee	Corporate Governance & Sustainability Committee	Executive Committee
Tracy A. Atkinson	■	■
Andrea J. Ayers	■	■
David B. Burritt				■
Alicia J. Davis	■		■
Terry L. Dunlap		■	■
John J. Engel			■
John V. Faraci		■
Murry S. Gerber	■
Jeh C. Johnson	■		■
Paul A. Mascarenas			■
Michael H. McGarry	■	■
David S. Sutherland (Independent Board Chair)				■
Patricia A. Tracey	■		■
TOTAL MEETINGS HELD IN 2022:	5	5	5

■ Member    ■ Chair

Chair:
Murry S. Gerber*
Members:
Tracy A. Atkinson*
Andrea J. Ayers
Alicia J. Davis
Jeh C. Johnson
Michael H. McGarry*
Patricia A. Tracey
All members are “financially literate.”
*
These three directors meet the SEC’s definition of an “audit committee financial expert.”

No member of the Audit Committee serves on the audit committees of more than two other publicly traded companies.
AUDIT

Duties and Responsibilities
–
Review and discuss with management and the independent registered public accounting firm matters related to the annual audited financial statements, quarterly unaudited financial statements, earnings press releases and the accounting principles and policies applied;

–
Review and discuss with management and the independent registered public accounting firm matters related to the Corporation’s internal controls over financial reporting;

–
Review the responsibilities, staffing and performance of the Corporation’s internal audit function;

–
Review issues regarding the Corporation’s compliance with legal or regulatory requirements and corporate policies dealing with business conduct;

–
Appoint (subject to stockholder ratification), compensate, retain, and oversee the work of the Corporation’s independent registered public accounting firm. The committee has the sole authority to approve all audit engagement fees and terms as well as all non-audit engagements with the firm; and

–
Discuss policies regarding risk assessment and risk management, including overseeing cybersecurity risks.

UNITED STATES STEEL CORPORATION 2023 PROXY STATEMENT	25

CORPORATE GOVERNANCE BOARD COMMITTEES

Chair:
John V. Faraci
Members:
Tracy A. Atkinson
Andrea J. Ayers
Terry L. Dunlap
Michael H. McGarry
The Compensation Committee meets in executive session without management for a portion of each regular meeting.
COMPENSATION & ORGANIZATION

Duties and Responsibilities
–
Review and approve the Corporation’s overall compensation philosophy and related compensation and benefit programs, policies and practices;

–
Recommend the CEO’s compensation to the independent directors based on the evaluation of the CEO’s performance;

–
Determine and approve, with input from the CEO, the compensation of the Corporation’s executive officers;

–
Assess whether the Corporation’s compensation policies and practices could be reasonably likely to create a risk that could have a material adverse effect on the Corporation;

–
Assess the independence of the Corporation’s executive compensation consultant;

–
Consider the most recent stockholder advisory vote on executive compensation; and

–
Review and discuss with management the Corporation’s human capital management strategies, including in the areas of diversity, equity and inclusion, culture and employee engagement and pay equity.

The Compensation Committee retains Pay Governance, LLC as its independent executive compensation consultant. A representative of Pay Governance attended all meetings of the Compensation Committee in 2022.

Chair:
John J. Engel
Members:
Alicia J. Davis
Terry L. Dunlap
Jeh C. Johnson
Paul A. Mascarenas
Patricia A. Tracey
The Committee has the sole authority to retain and terminate any search firm used to identify director candidates, including sole authority to approve the search firm’s fees and other retention terms.
CORPORATE GOVERNANCE & SUSTAINABILITY

Duties and Responsibilities
–
Identify, evaluate and recommend nominees for the Board, consistent with the Corporate Governance Principles;

–
Make recommendations to the Board concerning the appropriate size and composition of the Board and its committees;

–
Make recommendations to the Board concerning the compensation of non-employee directors;

–
Recommend to the Board a set of corporate governance principles for the Corporation and annually review and recommend appropriate changes to the Board;

–
Review and discuss risk matters relating to legislative, regulatory and public policy issues affecting the Corporation’s businesses and operations;

–
Review public policy issues likely to be of interest to various stakeholders of the Corporation, including employee health and safety, environmental, energy and trade matters;

–
Establish, review and approve changes to the Corporation’s codes of conduct applicable to the Corporation’s employees and directors; and

–
Assist the Board in fulfilling its oversight responsibilities for sustainability matters, including greenhouse gas emissions and other climate-related matters, sustainable use and management of natural resources (such as air, water, land and minerals), and corporate social responsibility, including the Corporation’s record of compliance with related laws and regulations.

26	UNITED STATES STEEL CORPORATION 2023 PROXY STATEMENT

CORPORATE GOVERNANCE OUR ESG FRAMEWORK
OUR ESG FRAMEWORK
U. S. Steel is a leading steel producer of high-quality, value-added steel products that serve as the building blocks of a sustainable future.
U. S. Steel’s Best for All approach to investments in our people, our communities, and our sustainability efforts is designed to positively impact people locally and globally. In order to help our customers achieve their sustainability goals and emissions reduction targets, we are committed to lowering the carbon footprint of our products by developing innovative solutions and leveraging the latest technological advancements. Outside of the organization, U. S. Steel is engaging the community and working with local leaders to develop better neighborhoods for the communities in which we operate.

Below are highlights of our sustainability efforts. For more information, please download our 2021 Sustainability Report which is available at our ESG Data Hub on our website at https://www.ussteel.com/sustainability/esg-data-hub.

Celebrating Innovation
U. S. Steel innovation enables the development of profitable, sustainable solutions for customers and drives positive outcomes for our stakeholders through material efficiency, energy management, and process and product innovation.

Process Innovation. As a company, U. S. Steel has continuously strived to improve all aspects of our business, including optimizing how we produce steel, and this is taking us in exciting new directions. We believe that long-term success depends on our ability to adapt to the changing needs of our customers and the environment. In 2022, Entergy Arkansas announced a solar facility near our Big River Steel mills. Once complete, we plan to obtain this renewable energy to power the production of our products at our BRS facilities.

Product Innovation. Our customers increasingly seek steel products that are stronger, lighter, and sustainably made, with a lower carbon footprint and more recycled steel content. The versatility and flexibility of our people and processes has helped us keep up with demand so that we can supply the steel-based materials our customers need to create their product or help them design a specialty solution. For example, in 2022, U. S. Steel agreed to supply Trane Technologies with low-carbon steel to reduce the carbon impact of its sustainable heating, verification and air-conditioning products.

Empowering People  —  Diversity, Equity and Inclusion

Our dedication to inclusion begins
at the top.
Early in his tenure, our President & CEO David Burritt joined CEO
Action for Diversity & Inclusion™, the largest CEO-driven business group devoted to
advancing diversity
and inclusion in the workplace.

DE&I has been an integral part of our business DNA for years, and we are proud of the progress we’ve made to provide an environment where everyone can thrive.
We work closely with our stakeholders to learn different viewpoints and experiences. Our external collaborations contribute invaluable perspectives that help us to know what is Best for All. These include:
–
National Association of Manufacturers Pledge for Action – U. S. Steel has committed to increase equity and parity for underrepresented communities in the manufacturing industry.

–
Through The Valuable 500, U. S. Steel focuses on disability awareness and inclusion at all levels of the organization.

–
With Disability:IN, the leading nonprofit resource for disability inclusion and sponsorship of the 2021 Virtual National Disability Inclusion Summit, we benchmark our own disability inclusion program.

–
Together with Military.com, we commit to actively hire veterans of the U.S. Armed Forces.

In August 2022, U. S. Steel published its first Diversity, Equity and Inclusion Report, highlighting our progress in initiatives that foster more diverse, equitable and inclusive workplaces. Additional information regarding our DE&I efforts, including our 2021 EEO-1 Report, is available in this report, which can be found at our ESG Data Hub on our website.

UNITED STATES STEEL CORPORATION 2023 PROXY STATEMENT	27

CORPORATE GOVERNANCE OUR ESG FRAMEWORK
COMMUNITY ENGAGEMENT
We are dedicated to engaging with the communities in which we live and work. In 2021, we entered into a multi-year partnership with the Pittsburgh Penguins to invest in literacy and provide access to sports in the Mon Valley region (near our headquarters and operations) and expanded our existing partnership on STEM education for local schoolchildren with the Pittsburgh Steelers to add support of veterans.

Employee Volunteering. We encourage our employees to get involved in their communities, and we have established the “United by Service” award to recognize their incredible contributions. The award includes a $15,000 award to the Volunteer of the Year’s charity of choice and up to 14 awards of  $5,000 to each Service Champion’s charity of choice. To support this initiative, we provide every full-time non-represented employee eight hours of paid time off to use for volunteer service throughout the calendar year. Collectively, our employees completed over 22,000 hours of community service last year.

Employee Resource Groups. To enhance employee engagement and promote a culture of inclusion, we have eight employee resource groups, including our SteelSUSTAINABILITY group we started in 2022, which provide leadership development, mentorship, and networking opportunities for their members. These groups hold events throughout the year to create internal and external connections, including through charitable outreach.

Big River Steel. With the construction of our second mini mill facility well underway in Osceola, Arkansas, we are committed to serving the people in the communities we work and live in. In summer 2022, Big River Steel teamed up with Arkansas Northeastern College to offer free summer camps to the children of South Mississippi County in Arkansas, offering programs ranging from athletics to STEM-focused activities. This past Thanksgiving, we partnered with Walmart/Sam’s Club to provide over 250 donated meals to the local community.

U. S. Steel Košice. The human tragedy in Ukraine has hit very close to home in our facilities in Eastern Slovakia. From the very beginning, our employees at USSK have stepped up to provide a variety of assistance for individuals fleeing, including raising a total of 10,700 meals and 1,150 beds for refugees, welcoming refugees to our training center in Medzev and hand delivering food and personal hygiene products to individuals staying at other locations in the area. U. S. Steel has committed to match the total amount raised for all company-supported refugee relief efforts in the U.S. and Europe up to 1 million euros (approximately $1.1 million U.S. dollars).

EMPLOYEE HEALTH & SAFETY
Zero Harm Culture
At U. S. Steel, we have a long-standing commitment to the safety and health of every person who works in our facilities. Our goal is to attain a sustainable zero harm culture supported by leadership and owned by an engaged and highly skilled workforce, empowered with the capabilities and resources needed to assess, reduce, and eliminate workplace risks and hazards. We offer 100% of our North American non-represented workforce 360° Safety skill-building and/or an Employee Resource Group activities to further build the inclusivity skillset of our people.
Safety Management System. We have developed an enhanced Safety Management System, initiated new safety communication methods and enhanced contractor safety processes.
OSHA DAFW. We assess our safety performance through a variety of lagging and leading indicators, including OSHA DAFW. For 2022, we had a corporate DAFW rate of 0.05, another record performance for U. S. Steel and significantly better than the U.S. Bureau of Labor Statistics’ Iron and Steel benchmark DAFW rate.

Fatality Prevention Audit Program. One of our most important safety protocols is our fatality prevention audit program. These proactive assessments of the processes and protocols we have in place, and adherence to them, to avoid fatalities and severe injuries are conducted annually at the enterprise level and more frequently at each of our facilities.

ISO 45001 Certification Commitment. We set a goal to achieve ISO 45001 certification at Big River Steel by the end of 2023 and at the balance of our operating facilities starting in 2024. ISO 45001 specifies occupational health and safety standards to help reduce accidents in the workplace and provides tools to continuously improve safety performance.

28	UNITED STATES STEEL CORPORATION 2023 PROXY STATEMENT

CORPORATE GOVERNANCE OUR ESG FRAMEWORK
Employee Health & Wellness — Inclusive Benefits
Further strengthening our commitment to cultivating a culture of caring, we have expanded the inclusive benefits available for our U.S. non-represented and represented workforce, including parental leave, access to fertility services, robust mental health benefits, weight-loss drug coverage, gender affirming care and surgery, medical-care travel benefits, and at-home and virtual preventive wellness screenings, among other enhancements to the benefit plans.

Protecting the Environment
ENVIRONMENTAL STEWARDSHIP
U. S. Steel is committed to effective environmental stewardship. Our business practices are designed to reduce negative environmental impacts. We believe part of being a good corporate citizen requires a dedicated focus on how our industry affects the environment. We continue to promote cost-effective environmental strategies by supporting the development of appropriate air, water and waste laws and regulations at the local, state, national and international levels.
Steel is the most recycled material on earth and is endlessly recyclable, losing none of its performance as it is remelted and reused. In 2022, our North America operations recycled 4.8 million tons of purchased and produced steel scrap and our European operations recycled approximately 754 thousand tons of produced scrap steel.
CLIMATE STRATEGY- REDUCTION OF GREENHOUSE GAS EMISSIONS
Our Goals
We are working to achieve a 20% reduction in GHG emissions intensity (Scope 1 plus Scope 2) by 2030, against our 2018 baseline, which was 2.31 metric tons CO2e/metric ton raw steel for Scope 1 plus Scope 2, and continue to take actions to move towards our net-zero ambitions. We are committed to annual public reporting on progress against these goals, as well as the measures being implemented to achieve them.
U. S. Steel plans to achieve its GHG emissions reduction goals through the execution of multiple initiatives. These include:
–
Using EAF steelmaking technology at U. S. Steel’s Fairfield Works and at Big River Steel, the first LEED-certified steel mill in the world and first ResponsibleSteel™ certified steel mill in North America. EAF steelmaking relies on scrap recycling to produce new steel products, leveraging the ability to continuously recycle steel.

–
Further carbon intensity reductions expected to come from the implementation of ongoing energy efficiency measures, continued use of renewable energy sources and other process improvements.

–
Continued focus on new high-performance green steel products such as our sustainable steel product line, verdeX®, which offers up to a 70%-80% reduction in CO2 emissions compared to integrated mill production.

ALIGNMENT WITH UN SDGs:

Our goal is to support the achievement of the United Nations' Sustainable Development Goals (SDGs). The following SDG's form the foundation of our sustainability strategy.

3 GOOD HEALTH AND WELL-BEING
4 QUALITY EDUCATION
5 GENDER EQUALITY
6 CLEAN WATER AND SANITATION
7 AFFORDABLE AND CLEAN ENERGY
8 DECENT WORK AND ECONOMIC GROWTH
9 INDUSTRY, INNOVATION AND INFRASTRUCTURE
11 SUSTAINABLE CITIES AND COMMUNITIES
12 RESPONSIBLE CONSUMPTION AND PRODUCTION
13 CLIMATE ACTION
17 PARTNERSHIPS FOR THE GOALS

In April 2022, U. S. Steel published its first Climate Strategy Report, detailing our path toward a greener future in steel manufacturing and high-performance green steel products. Additional information regarding our GHG emission reduction goals is available in this report, which can be found at our ESG Data Hub on our website.

UNITED STATES STEEL CORPORATION 2023 PROXY STATEMENT	29

CORPORATE GOVERNANCE OUR ESG FRAMEWORK
Governance
Board Oversight of Sustainability and Corporate Governance
Our Board oversees our sustainability program primarily through the Corporate Governance & Sustainability Committee. The Corporate Governance & Sustainability Committee reviews sustainability as a standing agenda item at each quarterly meeting, including reports and discussions on sustainability strategic priorities, implementation of the GHG emissions intensity reduction targets, and the use of reporting and disclosure frameworks, and the committee reviews all sustainability reports prior to publication.
It also makes recommendations to the Board and monitors compliance with U. S. Steel’s programs and practices regarding government relations and political contributions, corporate philanthropy and stockholder engagement.
The Audit Committee also assists the Board in identifying and reviewing risks that could have a material impact on U. S. Steel, including risks related to climate change.
Ethics & Compliance
Our culture is based on our S.T.E.E.L. Principles: Safety First; Trust and Respect; Environmental Stewardship, Excellence and Accountability; and Lawful and Ethical Conduct. We expect our employees and members of our Board to take personal responsibility to “do what’s right,” and our Code of Ethical Business Conduct serves as the foundation for the actions of our employees and directors.
Employee ethics and compliance training. To ensure that employees understand our expectations and all applicable rules, we provide formal ethics and compliance training to our employees. We also have frequent communication, providing information about key compliance topics, which include messages from senior management underscoring the importance of doing business with integrity. In addition, through our annual policy certification process, employees and directors certify their ongoing compliance with our Code of Ethical Business Conduct.

30	UNITED STATES STEEL CORPORATION 2023 PROXY STATEMENT

CORPORATE GOVERNANCE COMMITMENT TO STOCKHOLDER ENGAGEMENT
COMMITMENT TO STOCKHOLDER ENGAGEMENT
The Board, as well as management, prioritizes constructive communication with our stockholders to hear their views about U. S. Steel’s governance and compensation practices. Our CEO, CFO and Investor Relations team regularly communicate with our investors and the investment community regarding our business strategy and financial performance. Additionally, we have maintained ongoing dialogue with our largest stockholders regarding our corporate governance and executive compensation program since 2012. The feedback we receive from these discussions is carefully considered by the Board, the Corporate Governance & Sustainability Committee and the Compensation & Organization Committee.
Our Engagement Process
2022 Stockholder Engagement

In 2022, we contacted stockholders representing approximately 40% of our outstanding shares and held meetings with investors who accepted our invitation, representing approximately 18.5% of our outstanding stock. Our stockholders provided constructive feedback and were supportive of our current governance, sustainability and compensation practices.

Topics covered in our engagement meetings:

–
Strategy: Transitioning to Best for All to provide customers with profitable steel solutions for all of our stakeholders

–
Executive Compensation program that aligns pay for performance and incentivizes behaviors to deliver long-term stockholder value

–
Talent Strategy to ensure safety first for our employees, enhance inclusion and diversity and invest in the communities where we live and work

–
Sustainability program focused on driving U. S. Steel towards its future as a sustainable solutions provider, and our approach to reducing greenhouse gas emissions

–
Board Composition and Effectiveness to oversee risk, grounded in good governance

UNITED STATES STEEL CORPORATION 2023 PROXY STATEMENT	31

CORPORATE GOVERNANCE COMMITMENT TO STOCKHOLDER ENGAGEMENT
Actions Taken by the Board Following Stockholder Engagement
The feedback we receive from our stockholders during our engagements is thoughtfully considered by management and the Board, and has led to modifications in our sustainability, executive compensation programs and governance practices and disclosures. Some of the actions we have taken that are informed by stockholder feedback and insights over the last several years include:
Topic	What We Heard From Our Stockholders	Actions in Response to Stockholder Feedback
Sustainability	Encouraged by our increased and enhanced sustainability disclosure and GHG reduction goals
–
Released inaugural TCFD Report and published a “Roadmap to 2050” on our website in 2021 and a Climate Strategy Report in 2022

–
Inaugural Sustainability Report issued in 2019 with enhanced reports released each year thereafter

–
Announced 20% GHG Emissions Intensity Reduction Goal by 2030, compared to a 2018 baseline, and net-zero by 2050 ambition

Talent Strategy	Comprehensive inclusive benefits provide helpful insight into U. S. Steel’s culture of inclusion	– Inaugural Diversity, Equity and Inclusion Report published in 2022, including disclosure of EEO-1 Report
Executive Compensation	Continue to align executive compensation with company performance	– Ongoing benchmarking of compensation practices to our peers See page 45 for more on enhancements to our executive compensation program
Governance	Positive feedback regarding transparency of governance program
–
Proactive board refreshment that includes a focus on diversity

–
Enhanced disclosure regarding Board diversity and skills

–
Proactively adopted proxy access in 2016

–
Annual website disclosure regarding political contributions

Communications from Stockholders and Interested Parties
Stockholders and interested parties may send communications through the Corporate Secretary of U. S. Steel to the: Board, Committee Chairs, Board Chair, or outside directors as a group. The Corporate Secretary will collect, organize and forward to the directors all communications that are appropriate for consideration by the directors. Examples of communications that would not be considered appropriate for consideration by the directors include solicitations for products or services, employment matters, to the functioning of the Board, or to the Corporation’s affairs, and matters not relevant to stockholders generally. All communications should be directed to: Corporate Secretary, United States Steel Corporation, 600 Grant Street, Suite 1884, Pittsburgh, PA 15219.

32	UNITED STATES STEEL CORPORATION 2023 PROXY STATEMENT

CORPORATE GOVERNANCE DIRECTOR COMPENSATION
DIRECTOR COMPENSATION
The goal of U. S. Steel’s director compensation program is to attract and retain individuals of substantial accomplishment with demonstrated leadership capabilities to serve as directors. Our compensation program also reflects the time and talent required to serve on the board of a complex corporation. While the Board seeks to provide sufficient flexibility in the form of compensation to meet directors’ varying needs, in order to align the interests of directors with the interests of stockholders, the majority of our non-employee director compensation is equity-based. Non-employee directors may receive their annual retainer in the form of equity and/or cash, with a minimum of 55% of the retainer to be in the form of equity, as described below. Directors who are employees of U. S. Steel receive no compensation for their service on the Board.
Compensation Review Process
The Corporate Governance & Sustainability Committee reviews director compensation on an annual basis and makes a recommendation to the Board of Directors. Annually, Pay Governance, an independent compensation consultant, presents a benchmarking report on director compensation for the same peer group of companies the Compensation & Organization Committee uses for determining compensation for our executives, as well as for a larger general comparator group of 146 companies in a similar revenue range as U. S. Steel. After reviewing the information presented by Pay Governance, as well as other public information on the topic, the committee evaluates the plan design and compensation levels to ensure they are consistent with market trends and makes recommendations of any appropriate changes to the Board.
2022 Director Compensation
Following a robust review of leading market practices and in consultation with Pay Governance, the Board, upon the recommendation of the Corporate Governance & Sustainability Committee, made several changes to the director compensation program for 2022, both in the structure of the program and in the retainer amounts to ensure a competitive program. Effective January 1, 2022, the annual retainer for the Board was increased to $300,000, slightly above the comparator group median, and the Board Chair’s additional retainer was increased to $150,000, in line with the comparator group median. The additional retainer for each committee chair was unchanged at $20,000. The Board believes the changes reflect a more competitive compensation program to attract diverse, top director talent.
The Board maintained the minimum 55% equity-based requirement, and also adopted a new Director Compensation Policy, a comprehensive outline of the various components of our director compensation program. The Director Compensation Policy modified the equity-component of the annual retainer to provide directors with the choice of receiving the equity portion of their retainer in the form of either restricted stock units or Deferred Stock Units (defined below), in each case subject to a one-year vesting schedule. If a director does not submit a timely election, such director will receive 55% of his or her retainer in the form of restricted stock units. Beginning in 2022, the annual grant date was moved from January 15 to the date of the annual meeting of stockholders, generally in April each year, to better align with the Board calendar. In making this change, the Board granted a partial equity award to cover the period of time from January 1 — April 26, 2022, and then made the 2022 annual grant on April 26, 2022. This resulted in temporary higher compensation amounts for the 2022 calendar year.
Director Stock Ownership
The Director Compensation Policy also established a stock ownership guideline for non-employee directors. Directors are expected to hold five times the maximum cash portion of their retainer within five years of joining the Board.
Other Compensation
We provide transportation or reimburse the cost of transportation when a director travels on U. S. Steel business, including to attend meetings of the Board or a committee, and pay other U. S. Steel business-related expenses.
Deferred Compensation Program
Each non-employee director is required to receive a minimum of 55% of his or her retainer in the form of equity-based compensation. Directors may elect to receive this equity in the form of Deferred Stock Units, which are distributed upon leaving the Board, or one-year vesting restricted stock units. A “Deferred Stock Unit” is sometimes referred to as “phantom stock” because initially no stock is actually issued. Instead, we keep a book entry account for each director that shows how many Deferred Stock Units such director has. When a director leaves the Board, such director receives actual shares of common stock corresponding to the number of Deferred Stock Units in his or her account. The ongoing value of each Deferred Stock Unit equals the market price of the common stock. When dividends are paid on the common stock, we credit each account with

UNITED STATES STEEL CORPORATION 2023 PROXY STATEMENT	33

CORPORATE GOVERNANCE DIRECTOR COMPENSATION
equivalent amounts in additional Deferred Stock Units. If U. S. Steel were to undergo a change in control resulting in the removal of a non-employee director from the Board, that director would receive a cash payment equal to the value of his or her deferred stock account.
Non-Employee Director Stock Program
Under our Non-Employee Director Stock Program, upon joining our Board, each non-employee director is eligible to receive a matching grant of up to 1,000 shares of common stock. In order to qualify for such matching grant, each director must first have purchased an equivalent number of shares in the open market during the six months following the first date of his or her service on the Board.
Director Compensation Table
The following table shows the compensation of non-employee directors in 2022:
Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2)(3) ($)	Total ($)
Tracy A. Atkinson	135,000	220,000	355,000
Terry L. Dunlap	100,000	242,083	342,083
John J. Engel	144,000	234,667	378,667
John V. Faraci	144,000	234,484	378,484
Murry S. Gerber	144,000	234,620	378,725
Jeh C. Johnson	0	400,000	400,000
Paul A. Mascarenas	120,000	240,119	360,119
Michael H. McGarry	135,000	220,000	355,000
David S. Sutherland	0	600,000	600,000
Patricia A. Tracey	135,000	220,000	355,000

(1)
The amount shown represents the cash portion of the 2022 annual retainer paid to directors, including any partial amount paid as described above. The directors elected to receive their 2022 annual retainer as Deferred Stock Units in the following amounts: Messrs. Johnson and Sutherland — 100%; Messrs. Dunlap and Mascarenas — 60%; all other then-serving directors — 55%.

(2)
The amount shown represents the aggregate grant date fair value, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (ASC 718). This column reflects the award of both the partial grant made on January 15, 2022 with a grant date fair value of $24.50 per unit (except to Mr. Dunlap who joined the Board in February 2022, and whose partial grant was made of March 1, 2022 with a grant date fair value of $27.57 per unit) and the annual grant made of April 26, 2022 with a grant date fair value of $31.96. The amount shown for Mr. Dunlap also includes the aggregate grant date fair value for 1,000 matching shares awarded to him under the Corporation's Non-Employee Director Stock Program, computed in accordance with ASC 718.

(3)
The following table shows the number of unvested stock units outstanding for each non-employee director at year-end December 31, 2022:

Name	Restricted Stock Units	Deferred Stock Units
Tracy A. Atkinson	0	7,418
Terry L. Dunlap	6,720	0
John J. Engel	0	7,913
John V. Faraci	3,950	3,956
Murry S. Gerber	7,910	0
Jeh C. Johnson	0	13,487
Paul A. Mascarenas	4,050	4,046
Michael H. McGarry	0	7,418
David S. Sutherland	0	20,231
Patricia A. Tracey	0	7,418

34	UNITED STATES STEEL CORPORATION 2023 PROXY STATEMENT

CORPORATE GOVERNANCE RELATED PERSON TRANSACTIONS POLICY
RELATED PERSON TRANSACTIONS POLICY
The Board of Directors of the Corporation has adopted a written policy that requires certain transactions with related persons to be approved or ratified by its Corporate Governance & Sustainability Committee.
For purposes of this policy, related persons include:

–
any person who is, or at any time since the beginning of the Corporation’s last fiscal year was, a director or executive officer of the Corporation or a nominee to become a director of the Corporation;

– any person who is the beneficial owner of more than 5% of any class of the Corporation’s voting securities; and – any immediate family member of any person described above.
The types of transactions that are subject to this policy are transactions, arrangements or relationships (or any series of similar transactions, arrangements or relationships) in which the Corporation, or any of its subsidiaries, was, is or will be a participant and in which any related person had, has or will have a direct or indirect material interest and the aggregate amount involved will or may be expected to exceed $120,000.
The standards applied by the Corporate Governance & Sustainability Committee when reviewing transactions with related persons include:

–
the benefits to the Corporation of the transaction;

–
the terms and conditions of the transaction and whether these terms and conditions are comparable to the terms available to or from an unrelated third party or employees generally; and

– the potential for the transaction to affect the independence or judgment of a director or executive officer of the Corporation.
Under the policy, certain transactions are deemed to be automatically pre-approved and do not need to be brought to the Corporate Governance & Sustainability Committee for individual approval.
The transactions that are automatically pre-approved include:

–
transactions involving compensation to directors and executive officers of the type that is required to be reported in the Corporation’s proxy statement;

–
indebtedness for ordinary business travel and expense payments;

–
transactions with another company at which a related person’s only relationship is as an employee (other than an executive officer), a director or beneficial owner of less than 10% of any class of equity securities of that company, provided that the amount involved does not exceed the greater of   $1,000,000 or 2% of that company’s consolidated gross annual revenues;

–
transactions where the interest of the related person arises solely from the ownership of a class of equity securities of the Corporation, and all holders of that class of equity securities receive the same benefit on a pro rata basis;

–
transactions where the rates or charges involved are determined by competitive bid;

–
transactions involving the rendering of services as a common or contract carrier or public utility at rates or charges fixed in conformity with law or governmental regulation; and

–
transactions involving services as a bank depositary of funds, transfer agent, registrar, trustee under a trust indenture or similar services.

There were no transactions that required approval of the Corporate Governance & Sustainability Committee under this policy during 2022.

UNITED STATES STEEL CORPORATION 2023 PROXY STATEMENT	35

CORPORATE GOVERNANCE DIRECTOR INDEPENDENCE
DIRECTOR INDEPENDENCE
The Board affirmatively determined that all non-employee director nominees for 2023 are independent within the definitions of independence of both the New York Stock Exchange (“NYSE”) listing standards and the U.S. Securities and Exchange Commission (“SEC”) standards. U. S. Steel has incorporated the NYSE and SEC independence standards into our own categorical standards for independence. The Board has affirmatively determined that none of the directors or nominees for director, other than our CEO, Mr. Burritt, has a material relationship with U. S. Steel. The Board made this determination based on all relevant facts and circumstances.
AUDIT COMMITTEE. The Board also determined that each member of the Audit Committee: (1) did not accept directly or indirectly any consulting, advisory, or other compensatory fee from the Corporation or any of its subsidiaries, and (2) was not an affiliated person of the Corporation or any of its subsidiaries. Therefore each member satisfied both the SEC’s and the NYSE’s enhanced independence standards for audit committee members.
COMPENSATION COMMITTEE. The Board also determined that no member of the Compensation Committee has a relationship to the Corporation that is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member. Therefore, each member of the Compensation Committee satisfied the NYSE’s enhanced independence standards for compensation committee members.
For more information, our standards of director independence are located in our Corporate Governance Principles available on our website at www.ussteel.com.

36	UNITED STATES STEEL CORPORATION 2023 PROXY STATEMENT

Proposal 2:
Advisory Vote on Executive Compensation

INFORMATION ABOUT THIS PROPOSAL
Stockholders are being asked to approve, on an advisory basis, the 2022 compensation of our six named executive officers as described in the Compensation Discussion & Analysis and the Executive Compensation Tables.

The Board of Directors recommends a vote “FOR” the resolution approving the compensation of our Named Executive Officers.

Pursuant to Section 14A of the Securities Exchange Act of 1934, we are seeking an advisory vote from our stockholders on the following resolution to approve the compensation of the named executive officers (“NEOs”) listed in the compensation tables of this proxy statement:
RESOLVED, that the stockholders of United States Steel Corporation approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission in U. S. Steel’s proxy statement for the 2023 Annual Meeting of Stockholders, including the Compensation Discussion and Analysis, compensation tables and narrative discussions.
We intend to offer this non-binding advisory vote at each of our annual meetings. Although it is not binding, we and the Board welcome our stockholders’ views on our NEOs’ compensation and will carefully consider the outcome of this advisory vote consistent with the best interests of all stockholders.
Say-on-Pay Advisory Vote Discussion
At the 2022 Annual Meeting of Stockholders, approximately 94% of the votes cast were “For” our advisory vote on executive compensation. We value the feedback we receive from regular engagement with our stockholders and are encouraged by the support we have received over the past several years for our compensation program and recognition of our responsiveness to stockholders.
The Board of Directors recommends a vote FOR this proposal based on the efforts of the Compensation & Organization Committee and the Board to design an executive compensation program that:
–
Aligns the interests of U. S. Steel executives with our stockholders;

–
Provides market-aligned pay opportunities that attract, reward and retain key talent needed to drive outstanding corporate performance and create long-term stockholder value; and

–
Reflects the input received from stockholders on our executive compensation program through our robust engagement program.

In considering this advisory vote, we encourage you to read the Compensation Discussion and Analysis, the compensation tables and other relevant information in this proxy statement for additional details on our executive compensation programs and the 2022 compensation paid to our NEOs.

UNITED STATES STEEL CORPORATION 2023 PROXY STATEMENT	37

PROPOSAL 2: Advisory Vote on Executive Compensation COMPENSATION & ORGANIZATION COMMITTEE REPORT
COMPENSATION & ORGANIZATION COMMITTEE REPORT
The Compensation & Organization Committee of the Board of Directors of the Corporation has reviewed and discussed the Compensation Discussion and Analysis with management. Based on such review and discussion, the Compensation & Organization Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into the Corporation’s Annual Report on Form 10-K for the year-ended December 31, 2022.
John V. Faraci, Committee Chair	Terry L. Dunlap
Tracy A. Atkinson	Michael H. McGarry
Andrea J. Ayers

38	UNITED STATES STEEL CORPORATION 2023 PROXY STATEMENT

Compensation
Discussion
and Analysis
This Compensation Discussion and Analysis contains a discussion of the material elements of compensation awarded to, earned by, or paid to the Corporation’s “Named Executive Officers” (“NEOs”), individuals who served as our principal executive officer, principal financial officer, and the next three most highly compensated executive officers of U. S. Steel in 2022.
NAMED EXECUTIVE OFFICERS IN 2022
David B. Burritt President & Chief Executive Officer	Jessica T. Graziano Senior Vice President & Chief Financial Officer
James E. Bruno Senior Vice President — European Solutions & President, USSK	Scott D. Buckiso Senior Vice President & Chief Manufacturing Officer, NAFR
Duane D. Holloway Senior Vice President, General Counsel and Chief Ethics & Compliance Officer	Christine S. Breves* Former Executive Vice President — Business Transformation and Senior Vice President & Chief Financial Officer
Contents
To assist stockholders in finding important information in the Compensation Discussion and Analysis, we’re providing this highlighted page summary.
Executive Summary	40
Our 2022 Performance Highlights	41
2022 Executive Compensation Program Overview	42
2022 Compensation Decisions	43
Compensation Governance Practices	44
Stockholder Feedback and Say-on-Pay Vote	45
Our Compensation Philosophy	46
2022 NEO Performance and Compensation Summaries	47
Our Compensation Process	51
Elements of Compensation	53
Compensation Policies and Other Considerations	62
Preview of 2023 Compensation Decisions	63
Executive Compensation Tables	64

*
Ms. Breves served as the Corporation’s Chief Financial Officer until August 8, 2022 and resigned from the Corporation as of December 31, 2022.

UNITED STATES STEEL CORPORATION 2023 PROXY STATEMENT39

COMPENSATION DISCUSSION AND ANALYSIS EXECUTIVE SUMMARY
EXECUTIVE SUMMARY
EXECUTING OUR STRATEGY TO CREATE LONG-TERM STOCKHOLDER VALUE
In 2018, we launched our Best of Both strategy to become the best steel company by leveraging the advantages of integrated steelmaking — iron ore and product innovation — with the advantages of mini mills — process innovation and cost efficiency. Our strategy is to create long-term stockholder value by pursuing a business model that is resilient to market volatility and is profitable through the business cycle.
In 2020, we executed critical components of our Best of Both strategy, none more transformational than the full acquisition of Big River Steel. We first invested in Big River Steel in 2019, and fully acquired it in 2021. We continue to advance grade development and product trials between our integrated and mini mills as we validate the Best of Both thesis and pursue sustainable, high margin steel products.
Now we’re taking Best of Both to the next phase … Best for All. We’re focused on investing in our competitive advantages of low cost iron ore, mini mill steelmaking and advanced finishing capabilities to generate profitable solutions for people and planet. In 2022, we made significant progress on that commitment, by beginning construction on a second mini mill (known as BR2) in Osceola, Arkansas, constructing galvalume/galvanize and non-grain oriented steel finishing lines at Big River Steel, and by completing construction of a pig iron facility at Gary Works.
Providing customers with profitable steel solutions for people and planet

BEST FOR ALL

DELIVERING PROFITABLE SOLUTIONS

- Improving through cycle performance
- Growing competitive advantages
- Developing quality products and customer process solutions

BEST FOR PEOPLE

- Leading safety performance
- Innovating for customers' rapidly changing needs
- Committed to a diverse, equitable and inclusive culture

BEST FOR PLANET

- Committed to 20% greenhouse gas emissions intensity reduction by 2030
- Targeting net zero emissions by 2050
- Delivering sustainable steels today

40UNITED STATES STEEL CORPORATION 2023 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS EXECUTIVE SUMMARY
OUR 2022 PERFORMANCE HIGHLIGHTS
We made significant progress on our long-term strategic goals to transition to Best for All in 2022. We achieved this by investing in Best for All advanced technology and products to expand our competitive advantages, enhancing our sustainability program to support our environmental stewardship goals and those of our customers, and ensuring we have a talented and diverse workforce to lead and execute our business plans.
2022 was another year of strong operational, financial and strategic performance, including some all-time record performances. We enter 2023 from a position of strength with record cash and liquidity positions, ready to execute on our strategic projects and continue to deliver direct returns to our stockholders.

Financial Performance —
Delivering Long-Term Value to our
Stockholders
Execution of our strategy yielded near-record financial results, which we passed on to our stockholders through dividends and stock buybacks.

–
Recorded our second-best financial year, delivering $21 billion in revenues, $4.2 billion in adjusted EBITDA and $1.8 billion in free cash flow

–
Maintained elevated liquidity of nearly $6 billion heading into 2023 to continue to support our transition to Best for All

–
Direct returns of  $900 million through stock buybacks and dividends (representing 50% of 2022 free cash flow)

Focus on Customer Success — Driving Revenues Through our Best for All customer-centric strategy, U. S. Steel continues to deliver for our customers with high quality and reliability performance.
–
Progressed on high return strategic projects, which remain on time and on budget, to provide the innovative products our customers seek

–
Signed “Green Steel” deals with key customers, including supplying Trane Technologies with low-carbon steel for HVAC products

–
Won key ITC trade enforcement cases to limit unfairly traded steel, supporting products made in America

Employees — Fostering Performance-Based Culture In 2022, we continued to reward strong performance and promote inclusion and accountability with our employees.
–
Record safety performance, with 0.05 days away from work, significantly outperforming industry average

–
Rewarding employees with sizeable profit sharing and incentives

–
Leveraging flexible work from anywhere policies to build corporate culture and engagement and attract and retain diverse and inclusive talent

UNITED STATES STEEL CORPORATION 2023 PROXY STATEMENT41

COMPENSATION DISCUSSION AND ANALYSIS EXECUTIVE SUMMARY
2022 EXECUTIVE COMPENSATION PROGRAM OVERVIEW
Our executive compensation program is designed to attract, reward and retain executives who make significant contributions through operational and financial achievements aligned with the goals and philosophy of our long-term strategy. The primary elements of our compensation program, base salary, annual incentive awards and long-term incentive awards, are described below. We also provide limited perquisites and standard retirement and benefit plans. The majority of our NEOs’ pay is variable and based on achievement of performance goals.
Element	Overview and Key Performance Metrics	Purpose
FIXED
Base Salary	Fixed cash baseline compensation takes into account the scope and complexity of the NEO’s role, individual qualifications and experiences, and internal value to the Corporation.	Base salaries are set at market competitive levels to attract and retain highly qualified executives to lead and implement our strategy.
VARIABLE
Annual Incentive Compensation Plan (AICP) Payout Range: 0%-230% of target for corporate and individual performance
Financial Metrics
EBITDA (75%)
A financial performance measure intended to focus the organization on driving sustained profitability.
Cash Conversion Cycle (25%)
A financial liquidity measure intended to focus the organization on efficiently managing cash to maintain the Corporation’s industry leading performance.

Performance-based annual cash incentive opportunities support achieving profitability and efficiency goals that are crucial to our strategic plan.

Individual Performance Assessments Impact AICP Payout
(-15% to +30%)
In addition to their role in achieving enterprise financial goals, named executive officers are evaluated on their individual performance in four key performance categories:
–
Safety;

–
Strategy Execution;

–
Advancing Critical Success Factors; and

–
Leadership.

Executive officers may earn up to an additional 30% of their target award (or have their award reduced) based on their individual performance.
Recognizes executives for their individual contribution to attaining our annual strategic, operational and corporate results.

Long-Term Incentive Program (LTIP) Payout Range: 0%-200% of target for corporate performance
Corporate Performance Metrics (60% of LTIP)
Relative Total Shareholder Return (TSR) (50%)
TSR performance awards are based on relative performance, with the payout determined based on the rank of U. S. Steel’s TSR compared to the TSR of its peer group companies over the three-year performance period, as well as for each year within the performance period.
Awards vest after the three-year performance period if TSR performance metrics for each year and over the three-year performance period are achieved.
Return On Capital Employed (ROCE) (50%)
ROCE performance awards are based on rigorous performance targets approved at the time of grant over the three-year performance period, as well as for each year within the performance period.
Awards vest after the three-year performance period if ROCE performance metrics for each year and over the three-year performance period are achieved.
Variable long-term performance-based compensation motivates and rewards executives for achieving multi-year strategic priorities.

Time-Based Restricted Stock Units (RSUs) (40% of LTIP)
RSUs provide the best retention benefits among our long-term incentives, especially during times of challenging economic and industry conditions.
Awarding RSUs facilitates stock ownership and executive retention, and promotes stockholder alignment.
RSUs vest ratably over three years.
RSUs support retention of highly qualified executives to lead and implement our strategy. They align with stockholder interests as the value fluctuates with stock price performance.

*
Illustrations are based on 2022 CEO target compensation.

42UNITED STATES STEEL CORPORATION 2023 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS EXECUTIVE SUMMARY
2022 COMPENSATION DECISIONS
The Compensation Committee set 2022 total target direct compensation in January 2022 in line with the median compensation levels for the equivalent or similar positions in our executive compensation peer group, as reported by the Compensation Committee’s independent compensation consultant. The table below shows compensation decisions made for each NEO in 2022.
NEO	2022 Base Salary ($)	Other Cash Award or Payment(1)	2022 AICP Award(2)($)	2022 LTIP Award Grants(3)($)	2022 Strategic Transformation Award Grant(4)	Total(5) ($)
Burritt	1,376,250	—	2,580,469	9,500,000		13,456,719
Graziano	278,976	500,000	306,884	2,000,000	2,000,000	5,085,860
Bruno	650,000	—	712,725	1,500,000		2,862,725
Buckiso	650,000	—	712,725	1,500,000		2,862,725
Holloway	650,000	—	663,000	1,500,000		2,813,000
Breves	761,250	1,599,072	913,500	2,400,000		5,673,822

(1)
The amounts shown as “Other Cash Award or Payment” reflect, for Ms. Graziano, a portion of her new hire cash award payable in 2022, and, for Ms. Breves, cash consideration pursuant to her Special Transition Agreement and Release and payment for unused vacation. For more information, see the “Other Compensation Agreements” section on page 63.

(2)
The amounts shown as “2022 AICP Award” reflect the cash incentive award payment based on achievement of corporate and individual performance in 2022, as more fully described on pages 53-55. In conformance with SEC requirements, the Summary Compensation Table on page 64 reports equity in the year granted, but cash in the year earned, and the “Non-Equity Incentive Compensation” column reflects the AICP Awards shown here, as well as payout of the cash-based long-term award granted in 2020.

(3)
The amounts shown as “2022 LTIP Award Grants” were granted in February 2022 in the form of equity and will vest over the 2022-2024 performance period, except for Ms. Graziano, whose awards were granted in August 2022 on her date of hire. Ms. Graziano was granted a prorated 2022 LTIP award in the amount of $1,000,000 and a new hire equity award in the amount of $1,000,000, which vests after three years.

(4)
A Strategic Transformation Award was granted to Ms. Graziano in August 2022, in the form of equity, consistent with the performance-based Strategic Transformation Awards previously granted to other executive officers to ensure alignment among the leadership in executing the Corporation’s strategic vision and goals. See pages 59-60 for more detail.

(5)
The amounts shown as “Total” do not reflect payout of the 2020-2022 LTIP awards, which include the cash-based ROCE performance awards reported in the Summary Compensation Table, and other amounts reported in the “All Other Compensation” column of the Summary Compensation Table.

Compensation Outcomes: Payouts Reflect Corporate Performance
The Compensation Committee considers a mix of cash and equity awards over both the short-term and long-term as a critical balance in reinforcing U. S. Steel’s commitment to performance alignment. This strong pay-for-performance alignment is clearly reflected in amounts actually earned by our NEOs based on the achievement of metrics established by the Compensation Committee for the annual and long-term incentive plans.
In 2022, the Corporation achieved its second-best year of financial performance, following its best ever in 2021. Coming off a strong 2021, the Compensation Committee set rigorous annual performance goals for 2022 that would require a similarly high level of performance, against a backdrop of continued market and geopolitical volatility, supply chain disruptions and inflationary pressures. The 2022 corporate annual incentive awards paid out within the target range for all NEOs. Results under the 2020-2022 LTIP awards were mixed, with ROCE performance awards achieving maximum results (200% payout), and TSR performance awards achieving below target results (86.7% payout). Because the performance awards were equally divided between ROCE and TSR awards, this resulted in an overall payout of 143% of the 2020-2022 performance awards. For more information see “2020 Performance Awards” on page 57.
Performance and/or stock-based compensation accounted for approximately 89% of our CEO’s target compensation in 2022. Based on our strong pay-for-performance alignment, realizable compensation for our CEO over the last three years is 158% of target value granted during the three-year period ending December 31, 2022.

UNITED STATES STEEL CORPORATION 2023 PROXY STATEMENT43

COMPENSATION DISCUSSION AND ANALYSIS EXECUTIVE SUMMARY
CEO REALIZABLE PAY
Three-Year (2020 - 2022) Aggregate CEO Compensation (in $millions)
COMPENSATION GOVERNANCE PRACTICES
Our compensation program is designed to promote exceptional performance and align the interests of our executives with the interests of our stockholders while discouraging executives from excessive risk-taking.
What We Do

 –
Consider results of annual say on pay votes when making compensation decisions

 –
Regularly engage with our stockholders about our executive compensation program

 –
Align pay and performance

 –
Cap annual and long-term incentive awards, including when TSR is negative

 –
Use an independent compensation consultant

 –
Require significant stock ownership of executive officers

 –
Use a market-based approach (competitive within our peer group) for determining NEO target pay levels

 –
Require a “double trigger” for change in control severance

 –
Provide for clawback of incentive awards if our financial statements are restated or an executive intentionally or recklessly engages in gross misconduct

 –
Annually review risks associated with our compensation programs

What We Don’t Do

 –
Pay excise tax gross ups for change in control payments

 –
Guarantee minimum payout of annual or long-term performance awards

 –
Reprice of options

 –
Allow directors or employees to engage in hedging transactions, short sales or pledging of our common stock

 –
Allow dividends or dividend equivalents on unearned RSUs or performance shares

44UNITED STATES STEEL CORPORATION 2023 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS EXECUTIVE SUMMARY
STOCKHOLDER FEEDBACK AND SAY-ON-PAY VOTE
The Board, as well as management, prioritizes constructive communication with our investors to learn about their views of our Corporation and our governance, sustainability and compensation practices. We have maintained ongoing dialogue with our largest stockholders regarding our executive compensation program since 2012. The feedback we receive from these discussions is carefully considered by the Board and the Compensation Committee. We believe the support of our say-on-pay proposal over the last few years is evidence of the Board’s careful attention to stockholder feedback, and our ability to decisively take action and incorporate their perspectives in our programs.
In each of the last five years, we received over 93% support for our executive compensation program, except in 2020. Following 2020’s voting results, we again extended invitations to our stockholders to hear their views and enhanced our disclosure and practices based on that feedback, leading to a 94% say-on-pay vote in 2022.
2022 Stockholder Engagement and Actions Taken
In 2022, as part of our regular annual stockholder engagement, we reached out to holders of nearly 40% of our outstanding shares and meetings were held with the investors who accepted our invitation, representing approximately 18.5% of our outstanding stock. During these meetings, we heard that our stockholders are generally supportive of our executive compensation program and the link between pay and performance embedded in our executive compensation program. One recurring theme of our engagements on compensation has been the challenge of addressing external market conditions that could have a dispositive impact on U. S. Steel’s earnings.
Over the years we have implemented several changes to our compensation practices to further align pay with performance, reduce the volatility in the measures under the program to ensure executive compensation is tied to controllable actions and respond to stockholder feedback. We also have expanded disclosure around the rationale behind compensation decisions to provide stockholders with more information upon which to assess our program structure.
Finally, our engagements often focus on the health and safety of our employees and how executives are judged in these areas. We have also enhanced our disclosure in this area to provide more transparency to stockholders about how individual performance is assessed.
Compensation Changes Made in Response to Stockholder Feedback
Actions Taken	Goal
Included ESG metrics into long-term performance-based compensation	Reward executives if transformational strategic objectives of the Best for All strategy are completed
Expanded clawback provision for executive compensation	Provide accountability for executive officers in the event of intentional or reckless serious misconduct
Enhanced disclosure on individual performance	Provide more transparency around how executives’ performance is judged, including how safety factors into our executive compensation program
Revised the AICP formula to enable partial payout of incentive award based on superior individual performance	Ensure highly qualified executives are motivated even in periods of market decline, given cyclicality of the business
Eliminated use of stock options, as part of the annual awards, to reduce volatility in payouts	Reduce volatility in executive compensation payouts and respond to stockholders’ disfavor of options
Revised TSR and ROCE calculations to include components of TSR or ROCE for each year in the performance period while maintaining the largest weighting on three-year TSR or ROCE performance	Provide better alignment to stockholder experience, by reducing extremes in vesting and increasing data points used in the calculation, given high volatility in stock price performance

UNITED STATES STEEL CORPORATION 2023 PROXY STATEMENT45

COMPENSATION DISCUSSION AND ANALYSIS OUR COMPENSATION PHILOSOPHY
OUR COMPENSATION PHILOSOPHY
Our Compensation Program is Designed Around Four Guiding Principles:

Strong Pay-for-Performance Approach	– Majority of target compensation opportunity is performance- and/or stock-based – Our compensation programs are focused on objective corporate performance measures and individual performance
Align Pay with Long-Term Interests of our Stockholders
–
Equity comprises the largest portion of an executive’s compensation, a substantial portion of which is performance-based

–
Executives are subject to rigorous stock ownership and holding requirements

Support our Strategic and Financial Goals	– Balance of compensation elements that focus on both short-term and long-term corporate performance and goals that align with our annual and long-term strategic objectives
Attract, Reward and Retain Executives
–
Our long-term incentive grants include restricted stock units that may retain some value in a period of stock market decline

–
Executive compensation is targeted to be competitive with and aligned to the median of our peer group

Compensation Committee Decision-Making Process
We have a robust and ongoing annual process to plan, review and determine executive compensation, which includes at least annual engagement with our stockholders. When evaluating the compensation reported in the Summary Compensation Table against company performance, it is helpful to keep in mind the timing for each of the decisions that are made by the Compensation Committee.
Date	Compensation Element
Determined January 2022
Base Salary and Annual/Long-Term Incentive Program Target Grant Values
–
Base salaries and target grant values under the AICP and LTIP were determined in January 2022 based on market competitive total target compensation package.

–
Annual and long-term corporate performance targets for 2022 grants were decided based on, in part, market conditions at the time.

Determined after 2022 Year-end Paid March 2023	Annual Incentive Awards – AICP awards reported for 2022 were determined after 2022 year-end based on 2022 corporate and individual performance and were paid in March 2023.
Certified after 2022 Year-end Payouts for 2022 awards reported in March 2023
Long-Term Incentive Awards
–
Performance for 2020-2022 LTIP awards was certified after 2022-year end and vested, as applicable, in February 2023.

–
Interim performance criteria for 2021 TSR and 2022 TSR and ROCE performance awards were certified in February 2023; awards do not vest until the applicable three-year performance period is complete.

46	UNITED STATES STEEL CORPORATION 2023 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS 2022 NEO PERFORMANCE AND COMPENSATION SUMMARIES
2022 NEO PERFORMANCE AND COMPENSATION SUMMARIES
The Compensation Committee sets challenging operational and financial performance targets to motivate executives to achieve short- and long-term success. To link pay to performance, the Compensation Committee believes that most of an executive’s compensation should be paid in the form of performance- and/or stock-based compensation with a greater emphasis on variable components for the most senior executives who have greater responsibility for the performance of the business.
In addition to rigorous company performance goals, the Compensation Committee includes an assessment of individual performance in the AICP awards. The Compensation Committee assesses our NEOs on their individual performance related to safety, leadership and culture, executing our strategy, progressing on our critical success factors and overall leadership. The CEO provides input to the Compensation Committee on his performance and that of the NEOs. Base salary and target annual and long-term award opportunities are generally aligned with our peer group median. The summaries below describe the Compensation Committee’s assessment of individual performance used to determine the AICP awards for 2022 based on individual performance goals.
DAVID B. BURRITT President & Chief Executive Officer
2022 Compensation Decisions			Responsibilities
Base Salary		$1,376,250
Mr. Burritt oversees U. S. Steel’s long-term strategic direction to deliver value for customers, employees and stockholders. He is responsible for the overall mission and culture at U. S. Steel, senior leadership development and succession planning, and engaging with key strategic customers, industry leaders, and policymakers.

AICP		$2,580,469
LTIP	RSUs granted	$3,800,000
	TSR performance awards granted	$2,850,000
	ROCE performance awards granted	$2,850,000
Total		$13,456,719

2022 Individual Performance Summary
–
Mr. Burritt set the tone for dedicated commitment to the S.T.E.E.L Principles, and oversaw the best safety and environmental performance ever, continuing improvement over U. S. Steel’s record performance year over year.

–
Mr. Burritt led the enterprise to its second-best financial performance across several key metrics, enabling acceleration of the execution of the Best for All strategy.

–
Mr. Burritt guided the Corporation’s groundbreaking of its first greenfield construction site in decades, to expand mini mill, mining and finishing capabilities to position the Corporation to achieve its Best for All future.

–
Mr. Burritt accelerated and refocused the organization to advance competitive advantages, including onboarding leaders with innovation and mining expertise to match organizational design with strategic initiatives.

–
Under Mr. Burritt’s leadership, the Corporation increased its customer focus to innovate profitable solutions, with sustainable development as foundational to the Corporation’s initiatives.

–
Mr. Burritt promoted investment in U. S. Steel’s workforce and communities, leading to continued recognition for the enterprise’s talent initiatives, inclusion efforts and ethics and compliance program.

UNITED STATES STEEL CORPORATION 2023 PROXY STATEMENT	47

COMPENSATION DISCUSSION AND ANALYSIS 2022 NEO PERFORMANCE AND COMPENSATION SUMMARIES
JESSICA T. GRAZIANO Senior Vice President & Chief Financial Officer
2022 Compensation Decisions			Responsibilities
Base Salary		$278,976
Ms. Graziano leads all aspects of U. S. Steel’s financial organization, including accounting, credit, tax, treasury, investor relations, pension investments, internal controls and internal audit administrative oversight. She also oversees the real estate group, labor relations and sales and operations planning functions.

AICP		$306,884
LTIP	RSUs granted	$400,000
	TSR performance awards granted	$300,000
	ROCE performance awards granted	$300,000
New Hire	Cash Award	$500,000
	Three-Year Cliff vest RSU grant	$1,000,000
Strategic Transformation Award		$2,000,000
Total		$5,085,860

2022 Individual Performance Summary
–
Ms. Graziano joined the Corporation in August 2022 with responsibility for all finance functions and reorganized the FP&A function to enhance financial support across the enterprise.

–
Ms. Graziano immediately focused on investor relations strategy and communications to build relationships with long-term quality investors and improve the stockholder base.

–
Ms. Graziano provided strong financial and non-financial advice and support to all strategic projects, and oversaw and contributed to the transition planning as the Corporation continues to execute towards its Best for All future.

JAMES E. BRUNO Senior Vice President – European Solutions & President, USSK
2022 Compensation Decisions			Responsibilities
Base Salary		$650,000
Mr. Bruno leads all aspects of the European business, including oversight of steelmaking operations, administrative and reporting procedures, and people systems. Mr. Bruno also is responsible for engaging with key policymakers in Europe and has responsibility for the enterprise information technology group.

AICP		$712,725
LTIP	RSUs granted	$600,000
	TSR performance awards granted	$450,000
	ROCE performance awards granted	$450,000
Total		$2,862,725

2022 Individual Performance Summary
–
Mr. Bruno displayed outstanding leadership of the European business, highly focused on exceptional safety and environmental performance.

–
Mr. Bruno led the European operations throughout a year disrupted by the war in Ukraine, ensuring business resiliency and operational continuity.

–
Mr. Bruno oversaw strong operational performance to serve customers with continued improvements in cost performance for the enterprise.

48	UNITED STATES STEEL CORPORATION 2023 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS 2022 NEO PERFORMANCE AND COMPENSATION SUMMARIES
SCOTT D. BUCKISO Senior Vice President & Chief Manufacturing Officer, NAFR
2022 Compensation Decisions			Responsibilities
Base Salary		$650,000	Mr. Buckiso has executive responsibility for all North American Flat-Rolled production facility activities, overseeing daily steelmaking operations, as well as our flat-rolled joint ventures.
AICP		$712,725
LTIP	RSUs granted	$600,000
	TSR performance awards granted	$450,000
	ROCE performance awards granted	$450,000
Total		$2,862,725

2022 Individual Performance Summary
–
Mr. Buckiso led strong operational performance across the NAFR segment with exceptional performance in quality, reliability, and environmental compliance, which enabled superior operational results, especially safety and environmental.

–
Mr. Buckiso oversaw construction of the pig iron machine at Gary Works, which was completed on budget and ahead of schedule, a key component of the Corporation’s metallics strategy and bolstering supply chain resiliency.

–
Mr. Buckiso played a critical operational leadership role in successful negotiations with the USW.

DUANE D. HOLLOWAY Senior Vice President, General Counsel and Chief Ethics & Compliance Officer
2022 Compensation Decisions			Responsibilities
Base Salary		$650,000
Mr. Holloway serves as legal and business advisor to the Board of Directors, the CEO, and the senior leadership team, and has executive responsibility for all legal, regulatory, corporate governance, ethics and compliance matters, and environmental matters across the Corporation.

AICP		$663,000
LTIP	RSUs granted	$600,000
	TSR performance awards granted	$450,000
	ROCE performance awards granted	$450,000
Total		$2,813,000

2022 Individual Performance Summary
–
Mr. Holloway provided exceptional leadership of the Legal and Compliance and Environmental Affairs functions and played an integral role in the execution of Best for All strategic initiatives in 2022.

–
Mr. Holloway devised and launched a successful Environmental Excellence awareness and branding campaign and played a critical leadership role in driving the Corporation’s best environmental performance.

–
Mr. Holloway is a passionate leader of diversity and inclusion in the community and enabling consistent focus on talent development supporting the Corporation’s efforts to move up the talent curve and ensure a high-performance workforce.

UNITED STATES STEEL CORPORATION 2023 PROXY STATEMENT	49

COMPENSATION DISCUSSION AND ANALYSIS 2022 NEO PERFORMANCE AND COMPENSATION SUMMARIES
CHRISTINE S. BREVES Former Executive Vice President – Business Transformation and Senior Vice President & Chief Financial Officer
2022 Compensation Decisions			Responsibilities
Base Salary		$761,250
Until August 2022, Ms. Breves held responsibility for all of U. S. Steel’s financial organization, including accounting, credit, tax, treasury, investor relations, pension investments, internal controls and internal audit administrative oversight. She also oversaw the procurement, information technology, sales and operations planning and real estate functions. Ms. Breves transitioned to the Executive Vice President role in August 2022, where she served as a leader and strategic advisor through December 31, 2022.

AICP		$913,500
LTIP	RSUs granted	$960,000
	TSR performance awards granted	$720,000
	ROCE performance awards granted	$720,000
Transition Payment		$1,599,072
Total		$5,673,822

2022 Individual Performance Summary
–
Ms. Breves demonstrated strong leadership of the finance organization throughout much of 2022, and successfully transitioned executive responsibility to Ms. Graziano.

–
Under Ms. Breves’ exceptional supply chain leadership, the procurement organization achieved significant cost savings to the Corporation, and the sales and operation planning function was reorganized to optimize delivery performance and inventory management.

–
Ms. Breves served as a trusted strategic advisor to the CEO and was a leader and advocate for employee engagement, development and upskilling.

50	UNITED STATES STEEL CORPORATION 2023 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS OUR COMPENSATION PROCESS
OUR COMPENSATION PROCESS
Role of the Compensation Committee and Independent Consultant
The Compensation Committee retained Pay Governance, LLC as its independent consultant to assist in evaluating our executive compensation programs and setting executive officers’ compensation. Using an independent consultant provides additional assurance that our executive compensation programs are competitive and consistent with U. S. Steel’s objectives. The consultant reports directly to the Compensation Committee and does not perform services for management without the express approval of the Compensation Committee. There were no services performed by the consultant for management in 2022.
The consultant participates in Compensation Committee meetings, including executive sessions, and regularly advises the Compensation Committee regarding compensation trends and best practices, plan design, and the reasonableness of individual compensation awards.
For our CEO’s compensation, the Compensation Committee makes its determinations based upon its evaluation of the CEO’s performance and with input from the CEO, and evaluates the reasonableness of this compensation with its consultant. Each year, the Compensation Committee reviews with the Board of Directors the CEO’s goals and objectives, and the evaluation of the CEO’s performance against the prior year’s goals and objectives. The CEO does not participate in the presentations to, or discussions with, the Compensation Committee in connection with the setting of his compensation.
2022 Pay Governance Services

During 2022, Pay Governance performed the following specific services:
–
provided presentations on executive compensation trends, best practices and recent developments;

–
advised on compensation program design;

–
prepared competitive assessments by position for each element of compensation and for total compensation for our executive officers; and

–
reviewed the peer groups used for benchmarking compensation and measuring performance for purposes of the relative TSR performance awards.

The Compensation Committee has assessed the independence of the consultant under the NYSE listing standards and SEC rules and concluded that no conflict of interest exists that would prevent the consultant from serving as an independent consultant to the Compensation Committee.

Compensation and Risk Management
The Compensation Committee’s compensation consultant annually performs a risk assessment of our executive compensation program and, based on its most recent review, the consultant has determined that our compensation program contains a variety of features that mitigate unnecessary risk taking, including the following:
–
Compensation Mix: Executive officers receive a mixture of short-term and long-term incentives in addition to base salary. Long-term incentives, which are awarded in equity, make up the majority of our executives’ compensation;

–
Capped Awards: Payments under our AICP are capped at 230% of target and our long-term performance awards are capped at 200% of target;

–
Performance Metrics: Different metrics are used in the annual and long-term incentive programs; and

–
Stock Ownership: Executive officers are required to own a significant amount of common stock determined as a multiple of their base salary.

For these reasons, the Compensation Committee concluded that our 2022 compensation and organization policies and practices are not reasonably likely to create a risk that could have a material adverse effect on the Corporation.
Tally Sheets
The Compensation Committee uses tally sheets to evaluate the total compensation and projected payments to the NEOs under various termination scenarios. This analysis is undertaken annually to assist the Compensation Committee in determining whether the compensation package of each NEO is appropriately aligned with our compensation philosophy and the compensation practices of our peers.

UNITED STATES STEEL CORPORATION 2023 PROXY STATEMENT	51

COMPENSATION DISCUSSION AND ANALYSIS OUR COMPENSATION PROCESS
Peer Groups
The Compensation Committee also considers relevant market pay practices in its decision making process. The Compensation Committee uses the peer group data below as a frame of reference to guide executive compensation decisions. The Corporation uses two peer groups:
–
Executive Compensation Peer Group. This peer group is used to benchmark and assess the competitiveness of the compensation of our NEOs and consists of industrial companies appropriately sized to the Corporation.

–
Performance Peer Group. This peer group, which is more industry focused, although generally smaller in size, is used to evaluate the long-term performance of the Corporation for the relative TSR performance award. The performance peer group is used to evaluate our performance against a targeted group of companies in our industry that we believe we need to outperform to be successful over the long term.

Executive Compensation Peer Group
The executive compensation peer group serves as a market reference when making compensation decisions and designing program features, and assesses the competitiveness of each element of compensation and compensation in total. We also use this peer group as a reference when analyzing pay-for-performance alignment. In setting the executive compensation peer group, the Compensation Committee considered a set of broader, industrial peers who might compete with U. S. Steel for talent as well as companies outside of the material/industrial industry who might attract our executives that have skills transferable outside of the metals industry. The Compensation Committee aims to set executive compensation targets in line with the executive compensation peer group median.
The executive compensation peer group was selected based on the following criteria:
–
Large companies primarily from the Materials sector or Industrials sector within the Global Industry Classification Standard (GICS) classification codes;

–
Companies similar in complexity  –  specifically, companies that have:

–
revenues that range from half to double that of U. S. Steel;

–
capital intensive businesses as indicated by lower asset turnover ratios;

–
market capitalization reasonably aligned with U. S. Steel; and

–
similar employee levels;

–
Acceptable levels of financial and stockholder performance and a higher company stock price volatility (referred to as “beta”) to align with that of U. S. Steel; and

–
Elimination of companies with unusual compensation practices (e.g., company founders who receive little or no compensation and companies that are subsidiaries of other companies).

The 2022 executive compensation peer group consisted of the following companies:
Adient plc	Eastman Chemical Company	Parker-Hannifin Corporation
Alcoa Corporation	Eaton Corporation plc	PPG Industries, Inc.
Arconic Corporation	Freeport-McMoRan Inc.	Reliance Steel & Aluminum Co.
Cleveland-Cliffs Inc.	Illinois Tool Works Inc.	Steel Dynamics, Inc.
Commercial Metals Company	Lear Corporation	Textron Inc.
Crown Holdings, Inc.	Masco Corporation	The Goodyear Tire & Rubber Company
Cummins Inc.	Nucor Corporation	Whirlpool Corporation
For 2022, based on the selection criteria above, the executive compensation peer group was revised to remove Weyerhaeser Co., Navistar International Corporation, Terex Corporation, and ATI Inc., and add Adient plc and Crown Holdings, Inc.
Performance Peer Group
The Compensation Committee believes the use of a performance peer group for purposes of the relative TSR performance awards is appropriate because executive compensation arrangements and practices are influenced by business complexity and company size, and many of our industry competitors are much smaller than U. S. Steel. The performance peer group consists of eleven domestic companies in the steel industry.

52	UNITED STATES STEEL CORPORATION 2023 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS ELEMENTS OF COMPENSATION
The 2022 performance peer group was selected based on the following criteria:
–
Specific domestic steel or steel-related industry;

–
Five-year stock price correlation greater than 0.50; and

–
Stock price beta greater than 1.0.

The 2022 performance peer group consisted of the following companies:
ATI Inc.	Nucor Corporation	Steel Dynamics Inc.
Carpenter Technology Corporation	Olympic Steel Inc.	Timken Steel Corporation
Cleveland-Cliffs Inc.	Reliance Steel & Aluminum Co.	Worthington Industries, Inc.
Commercial Metals Company	Schnitzer Steel Industries, Inc.
No changes were made to the performance peer group in 2022.
ELEMENTS OF COMPENSATION
The elements of compensation provided to our executives include base salary, short-term annual incentive compensation, long-term incentive compensation, retirement benefits, and other compensation. The distribution of compensation among the various compensation elements is based on the Compensation Committee’s belief that to link pay to performance, most of an executive’s compensation should be paid in the form of performance-based variable compensation with a greater emphasis on variable components for the most senior executives who have greater responsibility for the performance of the business.
Base Salary
Base salary is designed to compensate for the required day-to-day activities and responsibilities of each position. Base salary is set at a market competitive level to attract and retain talent. Actual salary levels take into account factors such as the executive’s contribution, individual qualifications and experiences, and internal value to U. S. Steel. Base salary is paid in cash.
Annual Incentive Compensation Plan
Our AICP aligns our executive officers’ compensation with the achievement of annual performance goals that support our business strategy. Typically, the annual incentive awards are paid in cash, but the Compensation Committee retains discretion to provide the award in cash, stock, or a combination of both. The AICP is designed to focus executives primarily on efficient cash management and profitability.
Actual amounts earned are based on the formula illustrated below, with predetermined performance goals based on the achievement of CCC and EBITDA performance measures. Final awards may be increased or decreased based on individual performance. The individual performance factor is based on a percentage of the executive’s target award. The Compensation Committee determined that EBITDA and CCC were the appropriate measures to drive the transformation required to achieve our goal of sustainable profitability.
2022 AICP Incentive Formula

UNITED STATES STEEL CORPORATION 2023 PROXY STATEMENT	53

COMPENSATION DISCUSSION AND ANALYSIS ELEMENTS OF COMPENSATION
AICP Performance Measures
Setting Corporate Performance Goals and Determining Results
The Compensation Committee sets challenging operational and financial performance targets that drive and motivate executives to achieve short- and long-term success. The Compensation Committee set the target goals for AICP purposes in the first quarter of 2022, using an approach that considers:
–
Prior year’s performance;

–
Expected 2022 financial performance and the annual operating plan;

–
The impact of planned strategic activities; and

–
Fluctuations in global steel prices and other macroeconomic factors.

2022 Target Goals
In setting the 2022 goals, the Compensation Committee considered the exceptional performance of 2021 and the strong market conditions at the beginning of the year, but recognized that ongoing uncertainty around economic recovery would likely impact the year.
Consistent with the approach in 2021, the Compensation Committee adopted a “target range” around the expected operating plan level of EBITDA and Cash Conversion Cycle for 2022. Goals set were:
–
Actual performance for 2022 that falls within the range would result in a payout of between 95% and 105% of the target award for each NEO.

–
Target EBITDA goals for 2022 were set at much higher levels than historical performance, and slightly lower than 2021 record performance. The Compensation Committee determined that a sufficient degree of stretch existed in the target. The Compensation Committee also established the maximum EBITDA performance goal above the 2021 record performance level. Target Cash Conversion Cycle for 2022 was set higher than 2021 performance as we expected the full integration of Big River Steel, which has not yet implemented the rigorous practices to be included in the enterprise calculation. Target setting is based on latest market intelligence, commercial optimization, and operational excellence. Maintaining an optimal level of Cash Conversion Cycle is imperative as we balance profitability and liquidity. The goals were considered rigorous when set.

–
The target performance goal for both EBITDA and Cash Conversion Cycle is set in line with the Corporation’s annual operating plan, and if achieved would result in a payout of 100% for that component. The Compensation Committee sets the threshold and maximum performance goals at a wide range in recognition of the volatile industry in which we operate. Achievement of threshold performance results in a 50% payout, and achievement of maximum performance goals results in a 200% payout.

In addition to determining corporate performance targets, the Compensation Committee approved EBITDA goals for each NEO. Goals set were:
–
For all NEOs other than Messrs. Bruno and Buckiso, the EBITDA goal is based on the total corporate results, which generally measures the operational results of all business segments.

–
For executives assigned to a specific segment, such as Messrs. Bruno and Buckiso, the EBITDA goal is 50% based on the EBITDA goal for that segment and 50% based on total corporate EBITDA.

This segment allocation of the EBITDA goal is intended to create stronger corporate, business segment and individual accountability by tying an executive’s award to the performance of the segments for which he or she is directly responsible.
The payout result (which does not include individual performance) was determined based on achievement of the performance measures described in the table below. This payout rate demonstrates the performance alignment design of our plan.

54	UNITED STATES STEEL CORPORATION 2023 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS ELEMENTS OF COMPENSATION
2022 AICP CORPORATE PERFORMANCE GOALS AND RESULTS
Performance Measure	Threshold	Target	Maximum	Actual	2022 Payout Result
Cash Conversion Cycle (Days)	36	33-27	24	28.7	102%
EBITDA: ($Millions)
Flat-Rolled	$1,500	$2,450-3,200	$3,600	$2,450	95%
Europe	$350	$550-750	$950	$583	99%
Corporate EBITDA	$2,155	$3,605-4,895	$5,630	$4,233	100%
Setting Individual Performance Goals and Determining Results
Our executive officers may earn up to an additional 30% of their target award (or have their award reduced) based on their individual performance. In addition to their role in achieving the enterprise financial goals, NEOs are evaluated on their individual performance in the following categories:
Performance Category	Purpose
Safety
Employee safety is our top priority and is not compromised. Executives are expected to demand strict compliance to our safety protocols and demonstrate and facilitate safe work practices. Our expanded 360 safety initiative also requires our NEOs to ensure a psychologically safe environment for our employees.

Strategy Execution
Our NEOs all contribute to the achievement of our strategic goals to create long-term stockholder value. They are expected to act with an enterprise mindset and facilitate alignment throughout the organization with our Best for All strategy.

Advancing Critical Success Factors	Our NEOs all work towards improving on the three areas that are critical to our long-term success: – Moving Down the Cost Curve – Moving up the Talent Curve – Winning in Strategic Markets
Leadership
As leaders of U. S. Steel, our NEOs are expected to demonstrate values-based tone at the top and exemplify our S.T.E.E.L. Principles. Ensuring engagement and development within their respective areas of responsibility is essential to U. S. Steel’s future success.

A description of each NEO’s individual performance and individual performance result is included on pages 47-50.
2022 AICP PAYOUT
Executive	Target AICP Award as % of Base Salary(1)	Target Award(1)	Corporate Payout Rate(2)	Actual AICP Amount Awarded(3)
Burritt	150%	$2,064,375	100%	$2,580,469
Graziano	100%	$278,986	100%	$306,884
Bruno	85%	$552,500	99%	$712,725
Buckiso	85%	$552,500	99%	$712,725
Holloway	85%	$552,500	100%	$663,000
Breves	100%	$761,250	100%	$913,500

(1)
“Base Salary” for purposes of determining the AICP award is the actual salary earned for 2022. “Target Award” is the amount that would be paid to the executive assuming the Corporation achieved the AICP target performance objectives and before consideration of individual performance.

(2)
“Corporate Payout Rate” is determined by the Corporation’s actual performance measured against the 2022 performance metrics and before individual performance is considered.

(3)
“Actual AICP Amount Awarded” is the amount awarded by the Compensation Committee after consideration of individual performance, which is more fully described on pages 47-50.

UNITED STATES STEEL CORPORATION 2023 PROXY STATEMENT	55

COMPENSATION DISCUSSION AND ANALYSIS ELEMENTS OF COMPENSATION
Long-Term Incentive Program
Awards granted under the Long-Term Incentive Program (LTIP) are allocated among performance-based awards (60% of the LTIP award in 2022) and restricted stock units (RSUs) (40% of the LTIP award in 2022). The Compensation Committee believes that these long-term incentive vehicles best accomplish the objectives of aligning pay with performance and retaining executives.
The Compensation Committee granted the long-term incentive awards shown in the table below on February 22, 2022, except the awards for Ms. Graziano were granted on August 8, 2022, her date of hire.
LONG-TERM INCENTIVE AWARDS GRANTED IN 2022
Executive	Target Equity Based Performance Awards	Restricted Stock Units	Grant Date Fair Value of Equity Awards
Burritt	217,740	157,120	$9,499,935
Graziano(1)	24,080	16,790	$999,891
Bruno	34,380	24,810	$1,500,012
Buckiso	34,380	24,810	$1,500,012
Holloway	34,380	24,810	$1,500,012
Breves	55,010	39,690	$2,399,957

(1)
The amounts shown for Ms. Graziano reflect a prorated 2022 LTIP award granted pursuant to her offer letter. The offer letter also provided for a Strategic Transformation Award and three-year cliff vesting RSU grant. See “Strategic Transformation Award” on page 59 and “Other Compensation Agreements” on page 63 for more information.

Performance-Based Awards (60% of LTIP Award Value)
Performance awards provide an incentive for executives to earn shares based on our performance over a three-year performance period, with goals set at the beginning of each performance period. The performance awards do not pay dividends or carry voting privileges prior to vesting. In 2022, the three-year performance period began on January 1, 2022, and will end on December 31, 2024 (the “2022 Performance Period”). The value of the performance awards granted for the 2022 Performance Period was divided equally between relative TSR performance awards and ROCE performance awards. The TSR and ROCE performance awards were granted in equity.
TSR Performance Awards — How We Determine Payouts
TSR performance awards are based on relative performance, with the payout determined based on the rank of the Corporation’s TSR compared to the TSR of peer group companies (see the “Performance Peer Group”), over the three-year performance period, as well as for each year within the performance period.

56	UNITED STATES STEEL CORPORATION 2023 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS ELEMENTS OF COMPENSATION
Shares may be earned each year if the performance criteria is met, or forfeited if the performance criteria is not met. Awards do not vest and payout until the end of the three-year performance period and are subject to the executive’s continued employment. As noted in the table below, above-market performance at the 55th percentile is required for target payout, and no payout is made for performance below the 30th percentile.
TSR Performance Award Goals
Level	2022 Relative TSR Ranking	Award Payout as a % of Target(1)
	<30th percentile	0%
Threshold	30th percentile	50%
Target	55th percentile	100%
Maximum	≥80th percentile	200%

(1)
Interpolation is used to determine actual awards between the threshold, target, and maximum levels. TSR performance is calculated over a three-year performance period as described in Appendix B of this proxy statement.

In order to address any potential pay for performance disconnect, payout for the three-year TSR is capped at target should the Corporation’s TSR be negative over the three-year performance period (regardless of relative performance).
ROCE Performance Awards  —  How We Determine Payouts
ROCE performance awards are determined based on our weighted average cost of capital (noted as return on capital employed or “ROCE”) over the three-year performance period, as well as for each year within the performance period. ROCE is measured based on our consolidated worldwide EBIT, as adjusted, divided by our consolidated worldwide capital employed, as adjusted.
Shares may be earned each year if the performance criteria is met, or forfeited if the performance criteria is not met. Awards do not vest and payout until the end of the three-year performance period and are subject to the executive’s continued employment. For purposes of calculating ROCE for the full three-year performance period, ROCE shall be determined as the simple average of the Corporation’s ROCE for each calendar year in the three-year performance period. The ROCE awards payout at 50% at the threshold level, 100% at the target level, and 200% at the maximum level.
ROCE performance goals are not disclosed during an ongoing performance period due to competitive reasons.
2020 Performance Awards
The performance period for the performance awards granted in 2020 ended on December 31, 2022. The value of the 2020 performance awards was equally divided between ROCE performance awards, which were granted in cash, and relative TSR performance awards, which were granted in equity. The TSR performance awards resulted in a payout at 86.7% of target and the ROCE performance awards resulted in a payout at 200% of target, resulting in an overall payout of 143% of the 2020-2022 performance awards. Each of the relative TSR and ROCE goals, results and payouts are described below.
2020 TSR Performance Awards
The 2020 TSR performance award goals are the same as the 2022 TSR performance award goals shown on the table above. The Corporation’s relative annualized TSR compared to the selected peer group for the 2020-2022 performance period resulted in a payout at 86.7% of the target award as shown below.

UNITED STATES STEEL CORPORATION 2023 PROXY STATEMENT	57

COMPENSATION DISCUSSION AND ANALYSIS ELEMENTS OF COMPENSATION
2020-2022 TSR Performance Results
	Weighting	Actual Results (Peer Group Percentile)	Payout Rate
Year 1 (2020)	20%	86.4%	200%
Year 2 (2021)	20%	29.6%	0%
Year 3 (2022)	20%	25.7%	0%
Years 1-3 (2020-2022)	40%	62.3%	116.7%
	Total Payout		86.7%
	Shares Granted at Target	Payout Rate	Shares vested as a result of payout	Fair Value of Performance Awards Upon vesting(1)
Burritt	292,670	86.7%	253,686	$7,587,748
Graziano(2)	—	—	—	—
Bruno	47,560	86.7%	41,225	$1,233,040
Buckiso	47,560	86.7%	41,225	$1,233,040
Holloway	47,560	86.7%	41,225	$1,233,040
Breves	73,170	86.7%	63,424	$1,897,012

(1)
Fair value of TSR performance awards have been calculated using $29.91, the average high/low closing stock price as of the February 28, 2023 vesting date, which is the date the Compensation Committee certified the results.

(2)
Not applicable to Ms. Graziano who was hired in August 2022.

2020 ROCE Performance Awards
The Corporation’s ROCE for the performance period was at maximum performance level, resulting in a payout at 200% of the target award. In 2020, ROCE performance awards were granted in cash and ROCE was measured based on the ROCE achieved in the first, second, and third years of the performance period, weighted at 20%, 30%, and 50% respectively.
2020-2022 Return on Capital Employed (ROCE) Performance Targets and Results
	Performance Targets	Actual Results and Weighting		Weighted Average ROCE
Threshold	3%	Year 1 (20)%	(10.6)%	(2.1)%
Target	6%	Year 2 (30)%	54.0%	16.2%
Maximum	10%	Year 3 (50)%	33.7%	16.9%
		2020-2022 Period		31.0%
	Cash Granted at Target	Payout Rate	Value of Performance Awards Upon vesting
Burritt	$2,400,000	200%	$4,800,000
Graziano(1)	—	—	—
Bruno	$390,000	200%	$780,000
Buckiso	$390,000	200%	$780,000
Holloway	$390,000	200%	$780,000
Breves	$600,000	200%	$1,200,000

(1)
Not applicable to Ms. Graziano who was hired in August 2022.

In-Flight TSR Performance Awards
For the outstanding TSR performance awards, each year of the three-year performance period is weighted at 20% and the full three-year period is weighed at 40%. On February 28, 2023, the Compensation Committee certified the relative TSR results for the 2022 portion of the TSR performance awards for the 2021-2023 performance period and 2022-2024 performance period. For 2022, the Corporation achieved a TSR in the 12.9th percentile of the performance peer group, which is below the threshold performance level, resulting in no shares earned in 2022.

58	UNITED STATES STEEL CORPORATION 2023 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS ELEMENTS OF COMPENSATION
	Shares Granted at Target for 2021-2023 TSR performance awards	Shares earned as a result of 2022 performance
Burritt	131,040	0
Graziano(1)	—	—
Bruno	23,120	0
Buckiso	23,120	0
Holloway	23,120	0
Breves	32,370	0

(1)
Not applicable to Ms. Graziano who was hired in August 2022.

	Shares Granted at Target for 2022-2024 TSR performance award	Shares earned as a result of 2022 performance
Burritt	99,900	0
Graziano	11,490	0
Bruno	15,770	0
Buckiso	15,770	0
Holloway	15,770	0
Breves	25,240	0

In-Flight ROCE Performance Awards
Beginning with the 2022-2024 ROCE performance award, each year of the three-year performance period is weighted at 20% and the full three-year period is weighed at 40%. On February 28, 2023, the Compensation Committee certified the 2022 ROCE results for the performance award. For 2022, the Corporation achieved a ROCE that is at maximum performance level, resulting in 200% of the shares earned for the 2022 period.
	Shares Granted at Target for 2022-2024 ROCE Performance Awards	Shares earned as a result of 2022 performance
Burritt	117,840	47,136
Graziano	12,590	5,036
Bruno	18,610	7,444
Buckiso	18,610	7,444
Holloway	18,610	7,444
Breves	29,770	11,908
Restricted Stock Units (40% of LTIP Award Value)
Restricted stock units (RSUs) are awards that deliver shares of common stock and accumulated dividends upon vesting. RSUs generally vest ratably on each of the first, second and third anniversaries of the grant date, subject to the executive’s continued employment on each vesting date.
The Compensation Committee believes that RSUs provide the best retention benefits among our long-term incentives, especially during times of challenging economic and industry conditions. Since the value of the RSUs is variable based upon our stock price, this element of executive compensation is aligned with our stockholders’ interests. They also enable our executives to build ownership in the Corporation, which addresses a key compensation objective. Additionally, because of the downside risk of owning stock, restricted stock units discourage executives from taking excessive risks that would not be in the best long-term interest of stockholders.
Strategic Transformation Award
In December 2021, to accelerate execution of the Best for All strategy, the Compensation Committee granted a special performance-based award (the “Strategic Transformation Award”) to our CEO and six other executive officers whose roles will be critical to successfully executing our transformational strategy over the next several years. The Strategic Transformation Award is described in detail in our 2022 Proxy Statement filed on March 11, 2022.
In 2022, Ms. Graziano was granted a Strategic Transformation Award, consistent with the awards granted to other non-CEO executives in 2021 to ensure alignment among the leadership in executing the Corporation’s strategic vision and goals. The Strategic Transformation Award is payable in shares of the Corporation’s common stock after the close of the performance

UNITED STATES STEEL CORPORATION 2023 PROXY STATEMENT	59

COMPENSATION DISCUSSION AND ANALYSIS ELEMENTS OF COMPENSATION
period (January 1, 2022 - December 31, 2025) to the extent the following strategic objectives are achieved with the performance with respect to each strategic objective measured on a separate basis:
Metric	Rationale
On Time and on Budget Completion of the Corporation’s second mini mill	Requires budget and operational discipline to support our profitability goals.
EBITDA Margin Expansion	Emphasizes profitability as the Corporation continues to invest in new mini mill steelmaking and finishing capabilities.
Greenhouse Gas Emissions Intensity	Motivates long-term management of key sustainability risks across the enterprise.
For each metric, a payout is achievable at threshold (50% of target), target (100% of target) or maximum (200% of target) based on performance achieved.
The Compensation Committee believes the Strategic Transformation Awards clearly establish a pay for performance compensation structure, rewarding executives if the Corporation’s transformative and additional strategic objectives are achieved.
Each performance-based restricted stock unit represents the right to receive one share of the Corporation’s common stock upon vesting at target levels and up to two shares of the Corporation’s common stock for maximum performance.
Benefits & Retirement Programs
Benefits
NEOs participate in many of the benefits provided to non-represented employees generally, including vacation and holiday benefits, insurance benefits, disability benefits, and medical and prescription drug programs. We believe these benefits support our overall retention objectives.
Retirement Programs
We provide retirement benefits to attract and retain talented executives. We believe our retirement programs are reasonable in light of competitive pay practices and the total compensation of our executives. In 2022, all of our NEOs received matching contributions and other employer contributions, which are known as Retirement Account contributions, under the United States Steel Corporation Savings Fund Plan for Salaried Employees (the “Savings Plan”), which is a tax-qualified 401(k) defined contribution plan.
All of the NEOs were also covered under the following non tax-qualified programs that are designed to provide retirement benefits to executives and other high-level employees of the Corporation and its affiliates:
–
United States Steel Corporation Supplemental Thrift Program (the “Supplemental Thrift Program”);

–
United States Steel Corporation Non Tax-Qualified Retirement Account Program (the “Non Tax-Qualified Retirement Account Program”); and

–
United States Steel Corporation Supplemental Retirement Account Program (the “Supplemental Retirement Account Program”).

The purpose of the Supplemental Thrift Program and the Non Tax-Qualified Retirement Account Program is to provide matching contributions and Retirement Account contributions that are not permitted to be provided under the Savings Plan due to certain limits under the Internal Revenue Code.
The purpose of the Supplemental Retirement Account Program is to provide benefits based upon compensation paid under our annual incentive compensation plans, which is excluded under the Savings Plan. We provide a retirement benefit based on incentive pay to enable our executives (who receive more of their pay in the form of incentive compensation) to receive a comparable retirement benefit.
To support our retention objectives, benefits under the Supplemental Retirement Account Program are subject to service-based and age-based restrictions. Unless the Corporation consents, benefits under the Supplemental Retirement Account Program are not payable if the executive voluntarily terminates employment:
–
Prior to age 55 or before completing 10 years of service (or, if earlier, attaining age 65);

–
Within 36 months of the date coverage under the program commenced; or

60	UNITED STATES STEEL CORPORATION 2023 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS ELEMENTS OF COMPENSATION
–
For participants hired on or after January 1, 2019, prior to age 60 and completion of five years of service.

For more information on our retirement programs, see the Non-Qualified Deferred Compensation table later in this proxy statement.
Mr. Buckiso is the only NEO who was covered by the United States Steel Corporation Plan for Employee Pension Benefits, Revision of 2003 (the “Pension Plan”) and the United States Steel Corporation Non Tax-Qualified Pension Plan (the “Non Tax-Qualified Pension Plan”). The Pension Plan was closed to new entrants on July 1, 2003, and benefits under the Pension Plan and Non Tax-Qualified Pension Plan were frozen for all non-represented employees on December 31, 2015. Mr. Buckiso’s service with the Corporation will continue to be counted for purposes of determining eligibility for benefits under these plans.
For more information on our retirement programs, see the Non-Qualified Deferred Compensation table and Pension Benefits table later in this proxy statement.
Perquisites and Security
In 2022, we eliminated the financial and tax planning stipend we had previously made available to our NEOs and provided a limited number of modest perquisites to our NEOs. The perquisites facilitate the ability of our executives to do their jobs without undue distractions or delays and have clear business-related purposes. As described in the footnotes to the Summary Compensation Table on page 64 of this proxy statement, the perquisites include:
Category	Rationale
Security Services (Including Transportation)*	To protect employees who are the subject of a credible and specific threat on account of his or her role with the Corporation
International Tax Gross Ups & Reimbursements*	To offset increased costs that would otherwise be owed by expatriate employees assigned to our Slovakian business
Personal Aircraft Usage	To allow the travel time of our CEO and other NEOs to be used productively for the Corporation and for security purposes
Personal Use of Corporate Automobile*	Provided where necessary for security purposes
Relocation Benefits	To attract talent from all locations
Executive Physical Stipend	To promote the health of our executives

*
Denotes perquisite only available to certain NEOs.

In general, the level of security provided depends upon the nature of the threat or risk. In 2022, Messrs. Burritt and Bruno were the only NEOs provided with security services. We do not provide gross-up payments to cover personal income taxes that may be attributable to any of the perquisites except for relocation, tax equalization, and expenses and travel related to expatriate assignments. These gross-ups are also provided to non-executive employees.

UNITED STATES STEEL CORPORATION 2023 PROXY STATEMENT	61

COMPENSATION DISCUSSION AND ANALYSIS COMPENSATION POLICIES AND OTHER CONSIDERATIONS
COMPENSATION POLICIES AND OTHER CONSIDERATIONS
Stock Ownership and Holding Guidelines
We have comprehensive stock ownership and holding guidelines designed to align the interests of our executive officers with those of our stockholders. As shown below, our executives are required to accumulate and retain a minimum level of ownership in the Corporation’s common stock based upon their base salary. The stock ownership guidelines require that an executive must retain 100% of the after-tax value of stock acquired upon the vesting of restricted stock units and performance awards and 100% of the after-tax value of shares issued upon the exercise of stock options until the ownership requirement is satisfied. All of the currently-employed NEOs are in compliance with the terms of the policy.
Executive	Ownership Requirement*
Burritt	6x base salary
Graziano	3x base salary
Bruno	3x base salary
Buckiso	3x base salary
Holloway	3x base salary

*
Unvested restricted stock units count towards the ownership requirement.

Anti-Hedging and Pledging
We have a policy that prohibits all directors and employees, including the NEOs, from purchasing any financial instruments (including, but not limited to, prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engaging in any transactions, that are designed to hedge or offset any decrease in our stock price. Our anti-pledging policy prohibits directors and executive officers, including the NEOs, from pledging our stock as collateral for a loan or holding shares in a margin account.
Clawback Policy
The Board has adopted a policy detailing procedures to recover payment of any compensation (cash or equity) if an executive (i) engaged in any fraud or misconduct, including gross negligence, that resulted in the need for a material restatement of the Corporation’s publicly filed financial results, or (ii) knowingly, intentionally, or recklessly engaged in serious misconduct, or failed to supervise a subordinate employee who engaged in serious misconduct which the executive officer knew, or was reckless in not knowing, was occurring, and such misconduct resulted in a material violation of law or the Code of Ethical Business Conduct that caused significant financial or reputational harm to the Corporation. For any periods during which a performance-based award was paid or credited to the executive, such award will be subject to reduction, cancellation, or reimbursement to the Corporation at the Board’s discretion. This policy is stated in our Corporate Governance Principles which are available on our website www.ussteel.com. In addition, the Board fully intends to bring the Corporation’s executive compensation recoupment arrangements into compliance with the NYSE’s new clawback requirements before they become effective.
Change in Control Arrangements
The Change in Control Severance Plan (the “CIC Plan”) generally provides for the payment of severance benefits to certain eligible executives, including each of the NEOs, in the event their employment with the Corporation terminates involuntarily following a change in control.
The CIC Plan enables our executives to evaluate corporate transactional opportunities that may be in the best interests of our stockholders, while limiting concerns about the potential impact of these opportunities on their job security. Under the CIC Plan, payments require a “double trigger,” meaning the NEO is eligible for change in control severance payments and benefits in the event that he or she is terminated without cause or voluntarily for good reason in connection with a change in control. In general, upon a change in control and termination each of our NEOs are entitled to a payment equivalent to a multiple of his or her salary and annual incentive award. For Mr. Burritt, the severance payment multiple is 2.5x, and for all other NEOs the severance payment multiple is 2x. We do not provide gross-up payments to cover personal income taxes that may be attributable to payments under the CIC Plan. See “Potential Payments Upon Termination or Change in Control” for additional information regarding the quantification of these potential payments and benefits.

62	UNITED STATES STEEL CORPORATION 2023 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS PREVIEW OF 2023 COMPENSATION DECISIONS
Severance Plan
The Executive Severance Plan provides severance benefits to eligible executives in the event of a company-initiated separation without cause. The severance benefit is a single lump sum payment equal to twelve months of the executive’s base salary plus an amount equivalent to the executive’s target bonus under the AICP. We believe the Executive Severance Plan will help attract and retain executives by providing a level of protection against involuntary job loss. See “Potential Payments Upon Termination or Change in Control” for additional information regarding the quantification of these potential payments and benefits.
Other Compensation Agreements
In general, we do not enter into long-term employment agreements with our executives but may enter into agreements for a limited period of time to attract or retain experienced professionals for high level positions. In 2022, we had letter agreements with Mses. Breves and Graziano and Mr. Buckiso. Ms. Graziano was hired on August 8, 2022, and her offer letter provides for, in addition to her target annual compensation, $4,000,000 in new hire cash awards, $500,000 of which is payable in 2022 with the remainder payable in 2023, $1,000,000 in three-year cliff vesting restricted stock units, a Strategic Transformation Award and additional severance benefits if she is terminated within two years of her date of hire. On February 15, 2022, Ms. Breves announced her intention to resign from her position as the Corporation’s Chief Financial Officer in 2022 once a successor was named. In connection with the announcement, we entered into a Special Transition Agreement and Release, which provides that, following her transition from the CFO role, Ms. Breves would remain with the Corporation through the end of 2022 as Executive Vice President  —  Business Transformation and that as consideration for executing the Special Transition Agreement and Release (i) she would receive a single lump sum payment of  $1,540,000 following her separation and execution of the release, and (ii) her separation would be considered as a termination with consent and she will remain entitled to vest in the Strategic Transformation Award granted on December 31, 2021, subject to achievement of the performance criteria. In August 2020, we entered into a letter agreement with Mr. Buckiso to provide certain make-whole, retention and other payments in consideration for his continued employment with the Corporation beyond the date for which he was eligible for an immediate retirement under the Pension Plan and Non Tax-Qualified Pension Plan.
Accounting and Tax Considerations
In determining executive compensation, the Compensation Committee considers, among other factors, the possible tax consequences to the Corporation. Tax consequences, including but not limited to tax deductibility by the Corporation, are subject to many factors (such as changes in the tax laws and regulations or interpretations thereof) that are beyond the control of the Corporation. In addition, the Compensation Committee believes that it is important for it to retain maximum flexibility in designing compensation programs that meet its stated objectives. For these reasons, the Compensation Committee, while considering tax deductibility as one of the factors in determining compensation, does not limit compensation to those levels or types of compensation that will be deductible by the Corporation.
PREVIEW OF 2023 COMPENSATION DECISIONS
Throughout 2021, the Compensation Committee, with the assistance of its independent compensation consultant, conducted a robust review of the Corporation’s compensation programs to ensure alignment to long-term strategy, business priorities and the external market. The Compensation Committee, with the assistance of the independent compensation consultant, evaluated the executive compensation program structure and pay decisions against peer market data in making 2022 and 2023 compensation decisions. No changes to the 2023 compensation program design were made by the Compensation Committee as a result of this review.
In light of the ongoing need to ensure retention and encouragement of the executive team, the Compensation Committee made 2023 target salary, AICP and LTIP grant decisions in line with competitive market medians to reflect each executive’s experience, tenure and value to the business. The Compensation Committee increased the CEO’s 2023 LTIP grant value by $1 million, and allocated the entirety of the increase to performance-based stock awards equally divided between ROCE and relative TSR performance awards.

UNITED STATES STEEL CORPORATION 2023 PROXY STATEMENT	63

EXECUTIVE COMPENSATION TABLES SUMMARY COMPENSATION TABLE
EXECUTIVE COMPENSATION TABLES
The titles of executives used in the compensation tables of this proxy statement reflect the current titles of each executive.
Summary Compensation Table
The following table sets forth certain compensation information for the years 2020, 2021 and 2022 for individuals who served as U. S. Steel’s Chief Executive Officer (CEO) and Chief Financial Officer (CFO) in 2022 and the three other most highly compensated executive officers (referred to as “Named Executive Officers” or “NEOs”) who rendered services to U. S. Steel and its subsidiaries during 2022.
Name	Year(1)	Salary(2) ($)	Bonus(3) ($)	Stock Awards(4)(5) ($)	Option Awards(4)(6) ($)	Non-Equity Incentive Compensation(7) ($)	Change in Pension Value & Nonqualified Deferred Compensation Earnings(8) ($)	All Other Compensation(9) ($)	Total ($)
David B. Burritt President & Chief Executive Officer	2022	$1,376,250	—	$9,499,935	—	$7,380,469	—	$731,715	$18,988,369
	2021	$1,300,000	—	$10,500,134	$1,999,631	$4,485,000	—	$540,051	$18,824,816
	2020	$1,112,500	—	$5,600,045	—	$1,530,000	—	$340,898	$8,583,443

Jessica T. Graziano Senior Vice President & Chief Financial Officer	2022	$278,986	$500,000	$3,999,882	—	$306,884	—	$38,833	$5,124,585

James E. Bruno Senior Vice President − European Solutions & President USSK	2022	$650,000	—	$1,500,012	—	$1,492,725	—	$1,921,146	$5,563,883
	2021	$595,000	—	$3,499,966	—	$1,137,938	—	$1,062,312	$6,295,216
	2020	$551,000	$100,000	$909,980	—	$695,130	—	$758,243	$3,014,353

Scott D. Buckiso Senior Vice President − Chief Manufacturing Officer – North American Flat-Rolled	2022	$650,000	—	$1,500,012	—	$1,492,725	—	$199,012	$3,841,749
	2021	$595,000	—	$3,499,966	—	$1,163,225	$131,755	$127,128	$5,517,074
	2020	$551,000	$100,000	$909,980	—	$345,100	$802,171	$124,851	$2,833,102

Duane D. Holloway Senior Vice President, General Counsel, and Chief Ethics & Compliance Officer	2022	$650,000	—	$1,500,012	—	$1,443,000	—	$198,747	$3,791,759
	2021	$598,750	—	$3,499,966	—	$1,170,556	—	$133,962	$5,403,234
	2020	$561,500	$100,000	$909,980	—	$331,100	—	$85,295	$1,987,875

Christine S. Breves Former Executive Vice President – Business Transformation and Chief Financial Officer	2022	$761,250	—	$2,399,957	—	$2,113,500	—	$3,376,382	$8,651,089
	2021	$727,500	—	$4,100,077	—	$1,673,250	—	$163,257	$6,664,084
	2020	$666,500	$125,000	$1,400,010	—	$562,000	—	$90,597	$2,844,107

(1)
Ms. Graziano was hired as Senior Vice President & Chief Financial Officer in 2022. Mr. Buckiso was an NEO in 2020, but not 2021. Ms. Breves served as the Corporation’s Senior Vice President & Chief Financial Officer in 2020 and 2021 and through August 8, 2022.

(2)
Salaries provided reflect the actual amount earned each year. Ms. Graziano’s salary for 2022 reflects a partial year as she was hired on August 8, 2022. Salaries for 2020 reflect a temporary reduction to base salaries of 25% for the CEO and 10% for the other NEOs during financial cutbacks made during the COVID-19 pandemic.

(3)
Th 2022 bonus for Ms. Graziano represents a new hire cash award. The 2020 bonus for Messrs. Bruno, Buckiso and Holloway and Ms. Breves was awarded in recognition of successfully navigating the COVID-19 environment.

(4)
Stock award grant date values are computed in accordance with Accounting Standard Codification Topic 718 (ASC 718). The Stock Awards column includes restricted stock units and performance awards that are reported at the target number of shares, and the grant date fair value of such awards includes a factor for the probable performance outcome of the TSR performance awards and excludes the effect of estimated forfeitures. The maximum payout for the performance awards is 200% of target. The potential maximum payouts for the 2020 awards would be: $4,800,022 for Mr. Burritt, $1,200,046 for Ms. Breves, and $780,022 for Messrs. Bruno, Buckiso, and Holloway. The potential maximum payouts for the 2021 awards would be: $14,200,092 for Mr. Burritt, $6,520,086 for Ms. Breves, and $5,799,986 for Messrs. Bruno, Buckiso, and Holloway. Ms. Graziano, who was hired in 2022, did not receive any awards in 2020 or 2021. The potential maximum payouts for the 2022 awards would be: $11,399,974 for Mr. Burritt, $5,199,668 for Ms. Graziano, $2,880,108 for Ms. Breves, and $1,799,964 for Messrs. Bruno, Buckiso and Holloway. These amounts do not include the value of restricted stock units included in the Stock Awards column.

(5)
The grant date fair market value used to calculate compensation expense in accordance with ASC 718 for all NEOs except Ms. Graziano is $24.19 per share for our 2022 restricted stock unit grants, $17.92 per share for our 2021 restricted stock unit grants, and $8.83 per share for our 2020 restricted stock unit grants. In 2022 and 2021, ROCE and relative TSR performance awards were granted in equity. In 2020, TSR performance awards were granted in

64	UNITED STATES STEEL CORPORATION 2023 PROXY STATEMENT

EXECUTIVE COMPENSATION TABLES SUMMARY COMPENSATION TABLE
equity and ROCE performance awards were granted in cash. The grant date fair market value used to calculate the TSR performance awards is $28.53 per share for the 2022 awards; $19.46 per share for the 2021 awards; and $8.20 per share for the 2020 awards. The grant date fair market value used to calculate the ROCE performance awards is $24.19 per share for the 2022 awards and $17.92 per share for the 2021 awards. In 2021, Mr. Burritt and the other NEOs, other than Ms. Graziano, received an additional performance award, which was granted in equity, based on objectives to be achieved over 4 years (January 1, 2022 - December 31, 2025) referred to as the “Strategic Transformation Award.” The grant date fair market value used to calculate these awards is $23.52 per share for Mr. Burritt and $23.65 per share for the other NEOs. In 2022, Ms. Graziano received (i) a new hire grant of equity which consisted of 41,980 three-year cliff vesting restricted stock units, (ii) a prorated 2022 LTIP award which consisted of 16,790 restricted stock units, 11,490 performance shares based on relative TSR, and 12,590 performance shares based on ROCE, and (iii) a Strategic Transformation Award which consisted of 83,951 performance shares based on objectives to be achieved over 4 years (January 1, 2022 - December 31, 2025) consistent with the awards granted to other NEOs. The grant date fair market value used to calculate compensation expense in accordance with ASC 718 for Ms. Graziano’s grant is $23.82 per share for the restricted stock units, three-year cliff vesting restricted stock units, the ROCE performance award, and the Strategic Transformation Award and $26.11 per share for the TSR performance award. For further detail, see our Annual Report on Form 10-K for the year-ended December 31, 2022, financial statement footnote 15.
(6)
As part of the Strategic Transformation Award in 2021, Mr. Burritt received a grant of 171,000 performance-based stock options. The grant date fair market value used to calculate compensation expense in accordance with ASC 718 for Mr. Burritt’s grant is $11.69 per share for the stock options. For further detail, see our Annual Report on Form 10-K for the year-ended December 31, 2021, financial statement footnote 15.

(7)
The Non-Equity Incentive Compensation benefits are short-term incentive awards earned pursuant to the Corporation’s Annual Incentive Compensation Plan, and for year 2022, also includes the payout of cash-based ROCE performance awards that were granted in 2020.

(8)
These amounts represent the aggregate increase in actuarial value on an accumulated benefit obligation (ABO) basis that accrued to each NEO under the Corporation’s retirement plans and programs, calculated using the same assumptions used for the Corporation’s annual financial statements except that retirement age is assumed to be the normal retirement age for the respective plans. Key assumptions, and the present value of the accumulated benefits earned as of December 31, 2022 by the executive under each plan and letter agreement, are shown under the 2022 Pension Benefits table. The values reported in the earnings column of the 2022 Nonqualified Deferred Compensation table are not included here because the earnings are not above-market and are not preferential. The actuarial value of Mr. Buckiso’s aggregate change in pension amount in 2022 was ($120,854) resulting in no amount shown for him.

(9)
Components of “All Other Compensation” are as follows:

	ALL OTHER COMPENSATION IN 2022
Name	U. S. Steel Savings Plan Contributions(a)	Non Qualified Defined Contribution Plan Accruals(b)	International Tax Gross Ups & Reimbursements(c)	Transition Payments(d)	Perquisites(e)	TOTAL
Burritt	$38,975	$541,806	—	—	$150,934	$731,715
Graziano	$33,833	—	—	—	$5,000	$38,833
Bruno	$32,233	$158,741	$1,604,391	—	$125,781	$1,921,146
Buckiso	$35,926	$157,198	$888	—	$5,000	$199,012
Holloway	$34,687	$159,060	—	—	$5,000	$198,747
Breves	$36,650	$215,958	—	$3,118,774	$5,000	$3,376,382

(a)
U. S. Steel Savings Plan Contributions include: (i) employer matching contributions that were made in the form of the Corporation’s common stock and (ii) other non-elective employer contributions known as Retirement Account contributions that were made to the executive’s account in the U. S. Steel Savings Plan (a federal income tax-qualified defined contribution plan also known as a “401(k) plan”) during the most recently completed fiscal year.

(b)
The Non Qualified Defined Contribution Plan Accruals include accruals under the following programs:

−
The Supplemental Thrift Program, in which benefits accrue in the form of phantom shares of U. S. Steel common stock equal to the portion of the Corporation’s matching contributions to the U. S. Steel Savings Plan that cannot be provided due to the statutory limits on covered compensation and annual contributions.

−
The Non Tax-Qualified Retirement Account Program, which provides book accruals equal to the amount of Retirement Account contributions that cannot be provided under the U. S. Steel Savings Plan due to the statutory limits on covered compensation and annual contributions.

−
The Supplemental Retirement Account Program, which provides book accruals equal to the applicable Retirement Account contribution rate (8.5% for all NEOs) under the U. S. Steel Savings Plan multiplied by incentive compensation paid under our Annual Incentive Compensation Plan.

(c)
For Mr. Bruno’s international assignment, this amount includes taxes paid on his behalf to his host country tax jurisdiction of $1,013,689, tax gross-ups of $448,005 and Tax Equalization of $142,697. Additionally, related to Mr. Buckiso’s prior international assignment, he had the following taxes paid on his behalf to his host country tax jurisdiction of $495 and a U.S. tax gross-up of $393.

(d)
Payments to Ms. Breves include $59,072 for unused vacation and, pursuant to the terms of the Special Transition Agreement and Release dated February 15, 2022, $1,519,702 in incremental value relating to a change in the vesting terms of the Strategic Transformation Award granted to her on December 31, 2021 and $1,540,000 in other payments in connection with her voluntary resignation from the Corporation.

(e)
The amount shown for Mr. Burritt includes personal aircraft use of $143,622 and security services of $2,312. The aggregate incremental cost of the personal use of corporate aircraft is calculated using the rate per flight hour for the type of corporate aircraft used. The rates are published twice per year by a nationally recognized and independent service. The calculated incremental costs for personal flights include the costs related to all flight hours flown in connection with the personal use. The Corporation consistently applies allocation methods for flights that are not entirely either business or personal. The amount shown for Mr. Bruno includes an international assignment premium of $32,502, goods and services differential of $7,949, personal security of $490, the cost of a company provided automobile of $23,971, tax preparation services in the amount of $1,615, personal aircraft use of $6,488 and housing benefits of $47,766. For all NEO’s the amount shown for each includes a $5,000 stipend for executive physical benefits.

UNITED STATES STEEL CORPORATION 2023 PROXY STATEMENT	65

EXECUTIVE COMPENSATION TABLES Grants of Plan-Based Awards
Grants of Plan-Based Awards
The following table summarizes the grant of non-equity incentive compensation and equity-based incentive compensation to each Named Executive Officer in 2022.
Name	Plan Name(1)	Grant Date(2)	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(3)			Estimated Future Payouts Under Equity Incentive Plan Awards(6)			All Other Stock Awards: Number of Shares of Stock or Units(7) (#)	Closing Price on Grant Date ($/Share)	Grant Date Fair Value of Stock Awards(8) ($)
			Threshold(4) ($)	Target ($)	Maximum(5) ($)	Threshold(4) (#)	Target (#)	Maximum(5) (#)
Burritt	AICP	1/25/22	$1,032,188	$2,064,375	$4,748,063	—	—	—	—	—	—
	LTIP	2/22/22	—	—	—	108,870	217,740	435,480	157,120	$23.84	$9,499,935
Graziano	AICP	8/8/22	$139,493	$278,986	$641,668	—	—	—	—	—	—
	LTIP	8/8/22	—	—	—	54,016	108,031	216,062	58,770	$23.69	$3,999,882
Bruno	AICP	1/25/22	$276,250	$552,500	$1,270,750	—	—	—	—	—	—
	LTIP	2/22/22	—	—	—	17,190	34,380	68,760	24,810	$23.84	$1,500,012
Buckiso	AICP	1/25/22	$276,250	$552,500	$1,270,750	—	—	—	—	—	—
	LTIP	2/22/22	—	—	—	17,190	34,380	68,760	24,810	$23.84	$1,500,012
Holloway	AICP	1/25/22	$276,250	$552,500	$1,270,750	—	—	—	—	—	—
	LTIP	2/22/22	—	—	—	17,190	34,380	68,760	24,810	$23.84	$1,500,012
Breves	AICP	1/25/22	$380,625	$761,250	$1,750,875	—	—	—	—	—	—
	LTIP	2/15/22	—	—	—	31,710	63,420	126,840	—	$24.79	$1,519,702
	LTIP	2/22/22	—	—	—	27,505	55,010	110,020	39,690	$23.84	$2,399,957

(1)
AICP refers to the Corporation’s Annual Incentive Compensation Plan and LTIP refers to the Corporation’s Long-Term Incentive Program, which are both maintained under the United States Steel Corporation 2016 Omnibus Incentive Compensation Plan.

(2)
The grant date for the AICP represents the date that the Compensation Committee established the annual incentive targets for the 2022 performance period, except for Ms. Graziano, which were granted on August 8, 2022, her date of hire. For the LTIP, the Compensation Committee granted the annual LTIP awards for all NEOs except Ms. Graziano on February 22, 2022 and for Ms. Graziano on her date of hire. For Ms. Breves, February 15, 2022 is the date of her Special Transition Agreement and Release.

(3)
Our NEOs received non-equity incentive awards under the AICP in 2022. For a discussion of the plan and 2022 award amounts, see the Annual Incentive Compensation Plan section in the “Compensation Discussion and Analysis” above. For the AICP, threshold and target amounts shown reflect the amount that would be paid to each executive based on the Corporation’s performance in 2022. These amounts are based on earned base salary.

(4)
The threshold level for the AICP award is 50% of the target award, which is based on EBITDA (75% of target) and cash conversion cycle (25% of target). Individual performance is also considered and may decrease an award by 15% or increase an award by up to 30% of target. The Compensation Committee retains discretion to reduce or eliminate the award. The threshold level for the LTIP awards, which consist of ROCE and relative TSR performance awards, and the Strategic Transformation Award for Ms. Graziano, is 50% of the target award.

(5)
The maximum level for the AICP award is 230% of the target award, which includes a maximum additive of 30% of target for individual performance. The maximum level for the LTIP awards is 200% of the target award.

(6)
For 2022, performance awards represent approximately 60% of the total annual LTIP grant value, with half of the performance award value granted in equity based awards that will vest based on the Corporation’s annual and three-year ROCE, and the other half of the performance award value granted in equity based awards that will vest based on the Corporation’s annual and three-year relative TSR performance. For Ms. Graziano, the performance awards include a Strategic Transformation Award and a prorated annual LTIP award. For Ms. Breves, the performance awards include a modification to the vesting provision in her Strategic Transformation Award pursuant to her Special Transition Agreement and Release. For more information about the performance awards, see the Long-Term Incentive Program section, Strategic Transformation Awards section, and Other Compensation Agreements section in the “Compensation Discussion and Analysis” above.

(7)
Restricted stock unit grants were made on February 22, 2022 to all NEO’s except Ms. Graziano who received the grant on August 8, 2022, her date of hire. The units are time-based awards subject to ratable vesting over a three-year period with one-third of the units vesting on the first anniversary of the grant date; an additional one-third of the units vesting on the second anniversary of the grant date; and the remaining one-third of the units vesting on the third anniversary of the grant date, subject in each case to continued employment through the vesting dates. Additionally, on August 8, 2022, Ms. Graziano received a new hire award in the form of restricted stock units that will cliff vest on August 8, 2025 and are payable in stock only.

(8)
This column represents the full grant date fair value of the equity-based LTIP awards, calculated in accordance with ASC 718 based on the average of the high and low stock prices on the date of the grant. The restricted stock units accrue dividends at a non-preferential rate ($0.05) per share (as of the last announced dividend) and are paid when the underlying restricted stock units are distributed. The value of these dividends is reflected in the fair value of the restricted stock unit grant. Restricted stock units carry no voting privileges. The target number of TSR performance awards includes a factor predicting the probable outcome of the performance goal for the grant. The factor for the February 22, 2022 TSR performance award grant was 117.9607% and the factor for the August 8, 2022 TSR performance award grant was 109.5956% as determined by a third-party consultant using a Monte Carlo valuation model. The maximum payout for the ROCE performance awards and the Strategic Transformation Award for Ms. Graziano is 200% of target. Accordingly, if maximum share payouts were achieved for such performance awards, the aggregate grant date fair value for such awards would be twice the target amount disclosed in the table related to such performance awards.

66	UNITED STATES STEEL CORPORATION 2023 PROXY STATEMENT

EXECUTIVE COMPENSATION TABLES Outstanding Equity Awards at 2022 Fiscal Year-End
Outstanding Equity Awards at 2022 Fiscal Year-End
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options(1) (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(2) (#)	Market Value of Shares or Units of Stock That Have Not Vested(3) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(4) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned shares, Units or Other Rights That Have Not Vested(3)(4) ($)
Burritt	2/24/2015	18,260	—	$24.78	2/24/2025
	2/28/2017	30,020	—	$39.265	2/28/2027
	2/25/2020					120,870	$3,027,794	292,670	$6,356,309
	2/23/2021					126,527	$3,169,501	131,040	$1,969,531
	2/23/2021							142,340	$7,131,234
	12/30/2021	57,000	114,000	$23.52	12/30/2028			85,034	$2,130,102
	2/22/2022					157,120	$3,935,856	99,900	$2,001,996
	2/22/2022							117,840	$4,168,072
Graziano	8/8/2022					58,770	$1,472,189	11,490	$230,260
	8/8/2022							12,590	$445,316
	8/8/2022							83,951	$2,102,973
Bruno	2/24/2015	8,270	—	$24.78	2/24/2025
	2/28/2017	5,460	—	$39.265	2/28/2027
	2/25/2020					19,640	$491,982	47,560	$1,032,925
	2/23/2021					22,327	$559,291	23,120	$347,494
	2/23/2021							25,120	$1,258,512
	12/31/2021							84,560	$2,118,228
	2/22/2022					24,810	$621,491	15,770	$316,031
	2/22/2022							18,610	$658,247
Buckiso	5/27/2014	8,970	—	$24.285	5/27/2024
	2/24/2015	8,880	—	$24.78	5/24/2025
	5/31/2016	10,820	—	$14.78	5/31/2026
	2/28/2017	5,460	—	$39.265	2/28/2027
	2/25/2020					19,640	$491,982	47,560	$1,032,925
	2/23/2021					22,327	$559,291	23,120	$347,494
	2/23/2021							25,120	$1,258,512
	12/31/2021							84,560	$2,118,228
	2/22/2022					24,810	$621,491	15,770	$316,031
	2/22/2022							18,610	$658,247
Holloway	2/25/2020					19,640	$491,982	47,560	$1,032,925
	2/23/2021					22,327	$559,291	23,120	$347,494
	2/23/2021							25,120	$1,258,512
	12/31/2021							84,560	$2,118,228
	2/22/2022					24,810	$621,491	15,770	$316,031
	2/22/2022							18,610	$658,247
Breves	2/24/2015	8,270	—	$24.78	2/24/2025
	5/31/2016	7,214	—	$14.78	12/31/2025
	2/28/2017	4,530	—	$39.265	2/28/2027
	2/25/2020					30,217	$756,936	73,170	$1,589,132
	2/23/2021					31,260	$783,063	32,370	$486,521
	2/23/2021							35,170	$1,762,017
	12/31/2021							84,560	$2,118,228
	2/22/2022					39,690	$994,235	25,240	$505,810
	2/22/2022							29,770	$1,052,983

(1)
All options granted prior to 2021 vested in equal increments on the first three anniversaries of the date of grant, subject in each case to employment on the respective vesting dates. The options granted to Mr. Burritt on 12/30/2021 vest in three increments with one-third of the options vesting upon reaching a 20-day average closing stock price of $35; an additional one-third of the options vesting upon reaching a 20-day average closing stock price of $45; and the remaining one-third of the options vesting upon reaching a 20-day average closing stock price of $55, subject in each case to continued employment on the vesting dates, except in the event of a termination with consent. In April 2022, one-third of the options vested when the 20-day average closing stock price exceeded $35. Mr. Burritt is required to hold the vested options (or net shares upon exercise) for one year from the date of vesting.

UNITED STATES STEEL CORPORATION 2023 PROXY STATEMENT	67

EXECUTIVE COMPENSATION TABLES Option Exercises and Stock Vested in 2022
(2)
All restricted stock units vest in equal increments on the first three anniversaries of the date of grant, subject in each case to employment on the respective vesting dates or to pro rata vesting for early retirement (i.e., 30 years of service or age 55 with 10 years of service) or full vesting for normal retirement (i.e., the later of (i) six months following date of grant, or (ii) the earlier of age 60 with five years of service, or age 65) during the vesting period. As of December 31, 2022, Mr. Burritt and Ms. Breves have met the requirements for a normal retirement and full vesting and Mr. Buckiso has met the requirements for an early retirement and pro rata vesting.

(3)
Value is based on $25.05 per share, which was the closing price of the Corporation’s stock on December 30, 2022.

(4)
The 2020, 2021 and 2022 performance awards were divided equally between relative TSR performance awards and ROCE performance awards and were granted in equity, except for the 2020 ROCE performance award, which was granted in cash and is not shown on this table. For the 2020 relative TSR and ROCE performance awards, the performance period ended on December 31, 2022, with TSR performance earning a payout at 86.7% of target and ROCE performance earning a payout at 200% of target. As of December 31, 2022, the 2021 and 2022 TSR performance awards are projected to payout at 100% of target, the 2021 ROCE performance award is projected to payout at 200% of target, and the 2022 ROCE performance award is projected to payout at 141% of target. As described above, for the unearned performance awards, Mr. Burritt and Ms. Breves have met the requirements for a normal retirement and are fully vested and Mr. Buckiso has met the requirements for an early retirement and pro rata vesting. The number of unearned shares for the December 31, 2021 grant to Ms. Breves includes the unearned shares that may vest pursuant to the Special Transition Agreement and Release dated

February 15, 2022, subject to the achievement of the performance criteria.
Option Exercises and Stock Vested in 2022
The following table illustrates for each NEO, on an aggregate basis, the value realized from the exercise of stock options and from the vesting of restricted stock unit awards and performance awards in 2022.
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise(1) ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(2) ($)
Burritt	43,530	$753,504	462,247	$11,456,056
Graziano(3)	—	—	—	—
Bruno	—	—	74,266	$1,839,960
Buckiso	14,650	$103,066	74,266	$1,839,960
Holloway	—	—	74,266	$1,839,960
Breves	2,217	$30,406	89,310	$2,217,513

(1)
Represents the difference between the market value on the date of exercise and the exercise price for the number of shares exercised.

(2)
Represents the market value on the vesting date of time-vested restricted stock unit awards and performance awards that had met the performance criteria. Value shown is before taxes.

(3)
Ms. Graziano was hired in August 2022, and did not vest in any awards during that year.

68	UNITED STATES STEEL CORPORATION 2023 PROXY STATEMENT

EXECUTIVE COMPENSATION TABLES Pension Benefits
Pension Benefits
The following table illustrates the actuarial present value of pension benefits accumulated by Named Executive Officers as of December 31, 2022. Mr. Buckiso was the only NEO covered by the Corporation’s defined benefit pension plan, which was closed to new entrants in 2003, and for which benefit accruals were frozen for all non-represented participants on December 31, 2015.
Name	Plan Name	Number of Years Credited Service(1) (#)	Present Value of Accumulated Benefit(2) ($)
Buckiso	U. S. Steel Pension Plan	25	$1,216,954
	Non Tax-Qualified Pension Plan	25	$144,003
	Letter Agreement(3)	25	$928,664
	Total		$2,289,621

(1)
Service shown represents credited service years (rounded) used to calculate accrued benefits.

(2)
The present value of accumulated benefits is calculated using the assumptions used in the preparation of the Corporation’s financial statements contained in the Annual Report on Form 10-K, except that retirement age is assumed to be the normal retirement age for the respective plans. Key assumptions used for the calculations in this table and in the Summary Compensation Table include a 5.56% discount rate for the 2022 calculations (4.25% for 2021 and 2.73% for 2020); a lump sum rate assumption of 2.75% for 2022 (2.50% for 2021 and 2.50% for 2020) assuming the Section 417(e) minimum was not applicable; a 100% lump sum benefit election for all plans; and unreduced benefit ages, which at December 31, 2015, are age 62 for the U. S. Steel Pension Plan and age 60 for the Non Tax-Qualified Pension Plan.

(3)
The Corporation entered into a letter agreement with Mr. Buckiso in August 2020 providing him with certain pension make-whole provisions in consideration for his continued employment with the Corporation beyond the date on which he was eligible for an immediate retirement under the U. S. Steel Pension Plan and the Non Tax-Qualified Pension Plan.

U. S. Steel Pension Plan
The United States Steel Corporation Plan for Employee Pension Benefits, Revision of 2003 (the “U. S. Steel Pension Plan”) provides defined benefits for substantially all non-represented, domestic employees who were hired before July 1, 2003. Mr. Buckiso is the only NEO who is a participant in the U. S. Steel Pension Plan and the United States Steel Corporation Non Tax-Qualified Pension Plan (the “Non Tax-Qualified Pension Plan”). Benefits under the U. S. Steel Pension Plan and the Non Tax-Qualified Pension Plan were frozen for all non-represented participants on December 31, 2015.
The U. S. Steel Pension Plan is designed to provide eligible employees with replacement income during retirement. The two primary benefits provided to non-represented employees are based on final earnings (the “Final Earnings Benefit”) and career earnings (the “Career Earnings Benefit”) formulas. Benefits may be paid as an actuarially determined lump sum in lieu of monthly pension payments. The Internal Revenue Code (the “Code”) limits the amount of pension benefits that may be paid from tax-qualified pension plans.
The Final Earnings Benefit component is based on a formula using a specified percentage (dependent on years of service) of average monthly earnings that is determined from the five consecutive 12-month calculation periods in which the employee’s aggregate earnings were the highest during the last ten 12-month calculation periods prior to retirement. Eligibility for an unreduced Final Earnings Benefit under the U. S. Steel Pension Plan is based on attaining at least 30 years of continuous service or at least age 62 with 15 years of continuous service. Because Mr. Buckiso has over 30 years of continuous service for eligibility purposes, he is eligible for an unreduced Final Earnings Benefit.
The annual normal retirement benefit under the Career Earnings Benefit component is equal to 1.3% of total career earnings. Career Earnings Benefits commenced prior to attaining normal retirement or age 62 with 15 years of service, but after attaining age 58, are subject to an early commencement reduction equal to one-quarter of one percent for each month the commencement of pension payments precedes the month in which the participant attains the age of 62 years. Career Earnings Benefits commenced prior to attaining age 58 are based on 1.0% of total career earnings and subject to a larger early commencement reduction. If he had retired on December 31, 2022, Mr. Buckiso’s annual Career Earnings Benefits would have been reduced by 40.36%.
Benefits accrued for the purpose of calculating both the Final Earnings and Career Earnings Benefits are limited to the executive’s unreduced base salary, subject to the compensation limit under the Code.

UNITED STATES STEEL CORPORATION 2023 PROXY STATEMENT	69

EXECUTIVE COMPENSATION TABLES Pension Benefits
U. S. Steel Pension Plan Calculation Assumptions
The “Present Value of Accumulated Benefit” column of the Pension Benefits table represents the actuarial present value of benefits earned by Mr. Buckiso. The assumptions used in the benefit calculations under the U. S. Steel Pension Plan include an unreduced benefit age of 62, the election of a lump sum option and credited service, and career earnings and final average earnings as of December 31, 2015. Final average earnings are based on the average of the monthly salaries paid in the highest five consecutive 12 month period during the ten years preceding December 31, 2015.
The salary amounts include base salary, excluding incentive compensation. The number of years of credited service in the Pension Benefits table shows the number of years earned and used to calculate the accrued benefits reported.
Non Tax-Qualified Pension Plan
The purpose of the Non Tax-Qualified Pension Plan is to compensate individuals for the loss of benefits under the U. S. Steel Pension Plan that occur due to certain limits established under the Code. The amount payable under the Non Tax-Qualified Pension Plan is equal to the difference between the benefits the executive actually receives under the U. S. Steel Pension Plan and the benefits that the executive would have received under the U. S. Steel Pension Plan except for the limitations imposed by the Code. Benefits under the Non Tax-Qualified Pension Plan were frozen on December 31, 2015.
Benefits paid under the Non Tax-Qualified Pension Plan are in the form of an actuarially determined lump sum payable to the executive upon termination of employment, subject to the six-month waiting period under Section 409A of the Code for specified employees.
Non Tax-Qualified Pension Plan Calculation Assumptions
The “Present Value of Accumulated Benefit” column of the Pension Benefits table represents the actuarial present value of benefits earned by Mr. Buckiso. The assumptions used in the benefit calculations under the Non Tax-Qualified Pension Plan are the same assumptions used in the calculations under the U. S. Steel Pension Plan and include an unreduced benefit age of 62, the election of a lump sum option and credited service, and estimated career earnings and final average earnings as of December 31, 2015.

70	UNITED STATES STEEL CORPORATION 2023 PROXY STATEMENT

EXECUTIVE COMPENSATION TABLES NON-QUALIFIED DEFERRED COMPENSATION
NON-QUALIFIED DEFERRED COMPENSATION
The following table provides information with respect to accruals for each NEO under the Corporation’s non-qualified defined contribution plans in 2022. 2022 Year-End Aggregate Balances are as of December 31, 2022.
Executive	Plan Name	2022 Company Contributions/ Accruals(1)	2022 Aggregate Earnings(2)	2022 Year-End Aggregate Balance
Burritt	Supplemental Thrift Program	$69,525	$30,608	$551,834
	Non Tax-Qualified Retirement Account Program	$91,056	$(98,134)	$600,717
	Supplemental Retirement Account Program	$381,225	$(210,761)	$1,236,985
	Total	$541,806	$(278,287)	$2,389,536
Graziano(3)	Supplemental Thrift Program	—	—	—
	Non Tax-Qualified Retirement Account Program	—	—	—
	Supplemental Retirement Account Program	—	—	—
	Total	—	—	—
Bruno	Supplemental Thrift Program	$26,600	$12,376	$190,483
	Non Tax-Qualified Retirement Account Program	$35,417	$(35,279)	$209,542
	Supplemental Retirement Account Program	$96,725	$(55,750)	$309,766
	Total	$158,742	$(78,653)	$709,791
Buckiso	Supplemental Thrift Program	$25,351	$10,639	$158,235
	Non Tax-Qualified Retirement Account Program	$32,973	$(25,689)	$160,372
	Supplemental Retirement Account Program	$98,874	$(89,327)	$476,705
	Total	$157,198	$(104,377)	$795,312
Holloway	Supplemental Thrift Program	$26,590	$8,452	$121,420
	Non Tax-Qualified Retirement Account Program	$32,973	$(16,688)	$112,335
	Supplemental Retirement Account Program	$99,497	$(37,253)	$212,668
	Total	$159,060	$(45,489)	$446,423
Breves	Supplemental Thrift Program	$30,800	$12,736	$192,507
	Non Tax-Qualified Retirement Account Program	$42,931	$(32,578)	$213,147
	Supplemental Retirement Account Program	$142,226	$(69,666)	$414,096
	Total	$215,957	$(89,508)	$819,750

(1)
Accruals are included in the All Other Compensation column of the Summary Compensation Table. See footnote 9 to that table for more detail.

(2)
Determined by taking the investment returns in 2022 and adding dividend equivalents.

(3)
Ms. Graziano was hired in August 2022 and did not accrue any benefits in the above plans during that year.

Supplemental Thrift Program
The purpose of the United States Steel Corporation Supplemental Thrift Program (the “Supplemental Thrift Program”) is to compensate individuals for the loss of matching contributions made by the Corporation under the U. S. Steel Savings Plan that cannot be provided due to the statutory limits on covered compensation (which was limited to $305,000 in 2022) and combined Corporation and individual annual contributions (which were limited to $61,000 in 2022). Under the Supplemental Thrift Program, executives accrue benefits in the form of phantom shares of U. S. Steel common stock. In the aggregate, the benefit accruals under the Supplemental Thrift Program and the matching contributions under the U. S. Steel Savings Plan may equal up to 6% of the executive’s base salary.
An executive receives a lump sum distribution of the benefits payable under this program upon his or her termination of employment with five years (three years for employees hired on or after January 1, 2019) of continuous service, with the consent of the Corporation, or because of death, subject to the six-month waiting period under Section 409A of the Code for specified employees.

UNITED STATES STEEL CORPORATION 2023 PROXY STATEMENT	71

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
Non Tax-Qualified Retirement Account Program
The purpose of the United States Steel Corporation Non Tax-Qualified Retirement Account Program is to compensate individuals for the loss of Retirement Account contributions made by the Corporation under the U. S. Steel Savings Plan that cannot be provided due to the statutory limits on covered compensation (which was limited to $305,000 in 2022) and combined Corporation and individual annual contributions (which were limited to $61,000 in 2022). Retirement Account contributions are non-elective employer contributions that are in addition to the matching contributions made by the Corporation under the U. S. Steel Savings Plan.
Under the Non Tax-Qualified Retirement Account Program, accrued benefits are recorded in a notional account and credited with earnings as if the account had been invested in the U. S. Steel Savings Plan. In the aggregate, benefit accruals under this program and the Retirement Account contributions under the U. S. Steel Savings Plan shall equal 8.5% of the executive’s base salary.
Benefits under this program are payable in a lump sum distribution following the termination of employment with three years of continuous service, an involuntary termination of employment with eligibility for severance benefits, with the consent of the Corporation, or because of death. Payments are subject to the six-month waiting period under Section 409A of the Code for specified employees.
Supplemental Retirement Account Program
The purpose of the Supplemental Retirement Account Program is to provide Retirement Account contributions with respect to compensation paid under the Corporation’s Annual Incentive Compensation Plan. Accrued benefits under the Supplemental Retirement Account Program are recorded in a hypothetical account and credited with earnings as if the account had been invested in the U. S. Steel Savings Plan. Executives who complete at least 10 years of continuous service, attain age 65, or for employees hired on or after January 1, 2019, attain age 60 with five years of continuous service become eligible to receive a benefit under the Supplemental Retirement Account Program at retirement or termination of employment. Benefits will not be payable under the program with respect to an executive who terminates employment prior to age 55 or within 36 months of the date coverage under the program begins, unless the Corporation consents to the termination; provided, however, such consent is not required for terminations because of death or an involuntary termination with eligibility for severance benefits. Benefits are payable in the form of a lump sum distribution following termination of employment, subject to the six-month waiting period under Section 409A of the Code for specified employees.
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
The compensation and benefits payable to our executives upon termination vary depending upon the event triggering the termination and the executive’s relevant employment facts at the time of termination. For purposes of the tables and discussions included in this section, we have assumed the following termination scenarios (the column references are to the columns in the table that follows):
Termination Scenarios
Voluntary Termination (with Consent) or Retirement  —  (Column A)
This termination scenario assumes retirement pursuant to a retirement plan or, if the executive is not eligible for retirement, a voluntary termination of employment with the consent of the Corporation.
Voluntary Termination (Without Consent) or Involuntary Termination (for Cause)  —  (Column B)
This termination scenario assumes that the Corporation does not consent to an executive’s voluntary termination of his or her employment prior to retirement, or that the Corporation terminates the executive’s employment for cause. Under these circumstances, the Compensation Committee is not likely to exercise any discretion in favor of the executive.
Involuntary Termination (Not for Cause)  —  (Column C)
Events that could cause the Corporation to terminate an executive’s employment involuntarily, not for cause, include the curtailment of certain lines of business or a facility shutdown where the executive’s services are no longer required due to business conditions or an organizational realignment. Upon an involuntary termination, the executive may be eligible for benefits under our Executive Severance Plan, which provides for a lump sum payment equal to twelve months of the executive’s

72	UNITED STATES STEEL CORPORATION 2023 PROXY STATEMENT

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
base salary plus an amount equivalent to the executive’s target bonus under our Annual Incentive Compensation Plan, and qualifies the executive for benefits under the non-qualified deferred compensation plans and outplacement services.
Change in Control and Termination  —  (Column D)
All of the NEOs are covered by the Corporation’s Change in Control Severance Plan (the “CIC Plan”), as described in the Compensation Discussion and Analysis section of the proxy statement. In addition to the severance benefits paid under the CIC Plan, all long-term incentive awards would vest upon a change in control and a termination of employment, and benefits would be paid according to the terms of each benefit plan. The following discussion describes the events and circumstances that would trigger payments under the CIC Plan.
Generally, payments are triggered upon the occurrence of both a Change in Control of the Corporation and termination of the executive’s employment by the Corporation other than for cause. Under the CIC Plan, each executive agrees to remain in the employ of the Corporation until the earlier of:  (i) a date three months after a Change in Control, and (ii) a date six months after a Potential Change in Control (as defined below). Payments are also triggered if the executive terminates his or her employment for Good Reason (as defined below); however, in order for the Corporation to be obligated to pay the benefits under the contract, all Good Reason terminations must also involve an actual Change in Control (if the Good Reason termination occurs prior to a Change in Control, the Change in Control must be a 409A Change in Control; see definition below).
Following a Change in Control, if there is a termination by the Corporation (other than for Cause or Disability) or by the executive for Good Reason, the executive is entitled to the following benefits:
–
Accrued compensation and benefits;

–
Cash Severance;

–
Supplemental Retirement Benefit;

–
Welfare Benefits;

–
Outplacement services; and

–
Legal fees  —  reimbursement for legal fees incurred as a result of termination of employment and incurred in contesting or disputing such termination or seeking to enforce any right or benefit under the CIC Plan or in connection with any tax audit relating to Sections 4999 (excise taxes) or 409A (deferred compensation) of the Code.

A “Good Reason” termination involves a voluntary termination following any of these events:
–
An executive is assigned duties inconsistent with his or her position;

–
Reduction in base salary;

–
Relocation in excess of 50 miles from the executive’s current work location;

–
Failure to continue all of the Corporation’s employee benefit, incentive compensation, bonus, stock option and stock award plans, programs, policies, practices or arrangements in which the executive participates or failure of the Corporation to continue the executive’s participation therein at amounts and levels relative to other participants;

–
Failure of the Corporation to obtain agreement from any successor to the Corporation to assume and perform the CIC Plan; or

–
Any termination that is not effected pursuant to a Notice of Termination (a Notice of Termination is to be given by the Corporation in connection with any termination for cause or disability and the executive must give a notice of termination in connection with a termination for good reason).

A “Change in Control” happens under the CIC Plan if any of the following occurs:
–
A person (defined to include individuals, corporations, partnerships, etc.) acquires 20% or more of the voting power of the Corporation;

–
A merger occurs involving the Corporation except (a) a merger with at least a majority of continuing directors or (b) a merger constituting the disposition of a division, business unit or subsidiary;

–
A change in the majority of the Board of Directors;

–
A sale of all or substantially all of the assets of the Corporation; or

–
Stockholder approval of a plan of complete liquidation.

A “Potential Change in Control” occurs if:
–
The Corporation enters into an agreement that would result in a Change in Control;

–
A person acquires 15 percent or more of the voting power of the Corporation;

–
There is a public announcement by any person of intentions that, if consummated, would result in a Change in Control; or

–
The Corporation’s Board of Directors passes a resolution stating that a Potential Change in Control has occurred.

UNITED STATES STEEL CORPORATION 2023 PROXY STATEMENT	73

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
A “409A Change in Control” is similar to a Change in Control, except that it meets the requirements of Section 409A of the Code. The main difference between the two definitions is that a 409A Change in Control requires a person to acquire 30% of the total voting power of the Corporation’s stock, while a Change in Control requires a person to acquire 20% of the total voting power of the Corporation’s stock. A 409A Change in Control must occur prior to any payment in the event the termination precedes the Change in Control. In other words, payments under the CIC Plan are due to the executive if:
–
there is an involuntary termination by the Corporation (other than for cause or disability) or a voluntary termination by the executive for Good Reason;

–
the executive reasonably demonstrates that an Applicable Event (defined below) has occurred; and

–
a 409A Change in Control occurs within twenty-four months following the termination.

An “Applicable Event” (a term used for various purposes, including defining points at which compensation amounts and periods are measured) means a Change in Control, Potential Change in Control or actions of a third party who has taken steps reasonably calculated to effect a Change in Control. To the extent required by Section 409A of the Code, payments would be delayed six months following the applicable reference date.
As mentioned above, a “double trigger” must occur prior to the Corporation incurring any liability under the CIC Plan; that is, for there to be payments under the CIC Plan, both of the following must occur: (i) a termination and (ii) a Change in Control (or, in some cases, a 409A Change in Control).
Disability and Death (Columns E and F)
In general, if an employee dies or becomes disabled while actively employed, benefits under the Corporation’s plans are calculated as if the employee was fully vested. Under the Long-Term Incentive Program, a person is considered to be disabled if he or she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months. Under the U. S. Steel Pension Plan, employees with at least 15 years of service who become totally and permanently disabled prior to age 65 are eligible to retire on a permanent incapacity pension. Under a permanent incapacity pension, benefits under the Pension Plan and Non Tax Qualified Pension Plan would become payable on May 1, 2023, five months after becoming disabled on December 31, 2022.
Potential Payments Upon Termination Tables
The following tables were developed using the termination scenarios shown above, and an estimation of the amounts that would be payable to each NEO under the relevant scenario. A discussion of each of the types of compensation follows the tables. Non-qualified retirement benefits and equity awards will be distributed six months after their termination dates. The estimated present values of the benefits provided to the NEOs under each of these termination scenarios were determined using the following assumptions:
1.
Unless otherwise noted, the tables reflect values as of December 31, 2022 that NEOs would have been entitled to, following, or in connection with a termination of employment, with the triggering event occurring on December 31, 2022.

2.
The stock price used for valuation purposes for the long-term incentive awards was the closing stock price on December 30, 2022, which was $25.05.

3.
The normal life expectancy obtained from the 1971 Group Annuity Mortality Tables, or, for a permanent incapacity type of pension, life expectancy obtained from the Disabled Life Expectancy Tables (wages and salaried) based on the Corporation’s experience, made gender neutral on a nine to one male/female ratio.

4.
The December 31, 2022 Pension Benefit Guaranty Corporation interest rate of 3% was used to determine 2022 lump sum payment amounts.

74	UNITED STATES STEEL CORPORATION 2023 PROXY STATEMENT

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
		A	B	C	D	E	F
Executive	Component	Voluntary Termination (with Consent) or Retirement	Voluntary Termination (Without Consent) or Involuntary Termination (For Cause)	Involuntary Termination (Not for Cause)(1)	Change in Control and Termination(1)	Disability	Death
Burritt	Severance & Compensation Elements
	Cash Severance	—	—	$3,550,000	$9,770,000	—	—
	Short-Term Incentive	$2,580,469	—	$2,580,469	—	$2,580,469	$2,580,469
	Restricted Stock Units	$10,133,151	$10,133,151	$10,133,151	$10,133,151	$10,133,151	$10,133,151
	Performance Awards(2)	$26,427,168	$26,427,168	$26,427,168	$24,433,940	$26,427,168	$26,427,168
	Strategic Transformation Award(3)	$2,304,522	$532,538	$532,538	$2,130,102	$532,538	$532,538
	Benefits
	Non-Qualified Deferred Compensation	$2,389,536	$2,389,536	$2,389,536	$2,389,536	$2,389,536	$2,389,536
	Welfare Benefits	—	—	—	$49,455	—	—
	Supplemental Retirement Benefit	—	—	—	$962,587	—	—
	TOTAL	$43,834,846	$39,482,393	$45,612,862	$49,868,771	$42,062,862	$42,062,862
Graziano	Severance & Compensation Elements
	Cash Severance	—	—	$4,900,000	$2,850,000	—	—
	Short-Term Incentive	$306,884	—	$306,884	—	$306,884	$306,884
	Restricted Stock Units	$46,743	—	$1,098,342	$1,472,189	$1,472,189	$1,472,189
	Performance Awards(2)	$75,100	—	$75,100	$603,205	$337,799	$337,799
	Strategic Transformation Award(3)	$2,102,973	—	$175,250	$2,102,973	$175,250	$175,250
	Benefits
	Non-Qualified Deferred Compensation	—	—	—	—	—	—
	Welfare Benefits	—	—	—	$66,145	—	—
	Supplemental Retirement Benefit	—	—	—	$433,708	—	—
	TOTAL	$2,531,700	—	$6,555,576	$7,528,220	$2,292,122	$2,292,122
Bruno	Severance & Compensation Elements
	Cash Severance	—	—	$1,280,250	$2,780,045	—	—
	Short-Term Incentive	$712,725	—	$712,725	—	$712,725	$712,725
	Restricted Stock Units	$815,703	—	$815,703	$1,672,764	$1,672,764	$1,672,764
	Performance Awards(2)	$3,208,422	—	$3,208,422	$3,651,010	$3,906,090	$3,906,090
	Strategic Transformation Award(3)	$2,118,228	—	$529,557	$2,118,228	$529,557	$529,557
	Benefits
	Non-Qualified Deferred Compensation	$709,791	$400,025	$709,791	$709,791	$709,791	$709,791
	Welfare Benefits	—	—	—	$65,963	—	—
	Supplemental Retirement Benefit	—	—	—	$344,190	—	—
	TOTAL	$7,564,869	$400,025	$7,256,448	$11,341,991	$7,530,927	$7,530,927
Buckiso	Severance & Compensation Elements
	Cash Severance	—	—	$1,280,250	$2,650,750	—	—
	Short-Term Incentive	$712,725	—	$712,725	—	$712,725	$712,725
	Restricted Stock Units	$815,703	$815,703	$815,703	$1,672,764	$1,672,764	$1,672,764
	Performance Awards(2)	$3,208,422	$3,208,422	$3,208,422	$3,651,010	$3,906,090	$3,906,090
	Strategic Transformation Award(3)	$2,118,228	$529,557	$529,557	$2,118,228	$529,557	$529,557

UNITED STATES STEEL CORPORATION 2023 PROXY STATEMENT	75

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
		A	B	C	D	E	F
Executive	Component	Voluntary Termination (with Consent) or Retirement	Voluntary Termination (Without Consent) or Involuntary Termination (For Cause)	Involuntary Termination (Not for Cause)(1)	Change in Control and Termination(1)	Disability	Death
	Benefits
	Pension Plan Compensation	$1,761,414	$1,761,414	$1,989,852	$1,989,852	$1,784,721	$1,593,104
	Non-Qualified Deferred Compensation	$795,312	$795,312	$795,312	$795,312	$795,312	$795,312
	Welfare Benefits	—	—	—	$68,324	—	—
	Letter Agreement	$1,353,686	$1,353,686	$1,129,023	$1,129,023	$1,376,963	$1,609,065
	Supplemental Retirement Benefit	—	—	—	$344,190	—	—
	TOTAL	$10,765,490	$8,464,094	$10,460,844	$14,419,453	$10,778,132	$10,818,617
Holloway	Severance & Compensation Elements
	Cash Severance	—	—	$1,280,250	$2,637,584	—	—
	Short-Term Incentive	$663,000	—	$663,000	—	$663,000	$663,000
	Restricted Stock Units	$815,703	—	$815,703	$1,672,764	$1,672,764	$1,672,764
	Performance Awards(2)	$3,208,422	—	$3,208,422	$3,651,010	$3,906,090	$3,906,090
	Strategic Transformation Award(3)	$2,118,228	—	$529,557	$2,118,228	$529,557	$529,557
	Benefits
	Non-Qualified Deferred Compensation	$446,423	$112,335	$446,423	$446,423	$446,423	$446,423
	Welfare Benefits	—	—	—	$68,324	—	—
	Supplemental Retirement Benefit	—	—	—	$348,394	—	—
	TOTAL	$7,251,776	$112,335	$6,943,355	$10,942,727	$7,217,834	$7,217,834
Breves	Severance & Compensation Elements
	Cash Severance	—	—	—	—	—	—
	Short-Term Incentive	$913,500	—	—	—	—	—
	Restricted Stock Units	$2,534,234	—	—	—	—	—
	Performance Awards(2)	$6,596,497	—	—	—	—	—
	Strategic Transformation Award(3)	$2,118,228
	Transition Payment(4)	$1,599,072	—	—	—	—	—
	Benefits
	Non-Qualified Deferred Compensation	$819,750	—	—	—	—	—
	Welfare Benefits	—	—	—	—	—	—
	Supplemental Retirement Benefit	—	—	—	—	—	—
	TOTAL	$14,581,281	—	—	—	—	—

(1)
The value shown for cash severance benefits represents the total that would be paid under the Corporation’s Executive Severance Plan (Column C) and Change in Control Severance Plan (Column D), which includes $50,000 for outplacement services.

(2)
Values shown for the Performance awards are calculated as follows:

−
The values shown for the 2020 TSR equity award and ROCE cash award are based on the actual value at the end of the performance period on December 31, 2022.

−
The 2020 TSR equity awards and ROCE cash awards resulted in a payout of 86.7% and 200%, respectively, of the target number of shares and cash.

−
The values shown for the 2021 and 2022 ROCE and TSR equity awards in Columns A and C represent a pro-rated award based on the number of months worked during the performance period multiplied by the expected performance through December 2022, except for Mr. Burritt and Ms. Breves who are fully vested in the unearned performance awards.

(3)
For Mr. Burritt, the Strategic Transformation Award includes $2,130,102 in performance-based RSUs and $174,420 in performance-based stock options. For all other NEOs, the Strategic Transformation Award includes only performance-based RSUs.

(4)
The transition payment for Ms. Breves includes $1,540,000 pursuant to the terms of the Special Transition Agreement and Release dated February 15, 2022, and $59,072 for unused vacation. For more information, see the "Other Compensation Agreements" section on page 63.

76	UNITED STATES STEEL CORPORATION 2023 PROXY STATEMENT

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
Termination and Change-in-Control Provisions
Cash Severance
No cash severance payments are made with respect to an executive’s termination of employment due to voluntary termination (with consent or retirement) (Column A), voluntary termination (without consent) or involuntary termination for cause (Column B), disability (Column E) or death (Column F).
Our Executive Severance Plan provides for the payment of a severance benefit to eligible executives in the event of an involuntary termination without cause. The severance benefit is a single lump sum payment equal to twelve months of the executive’s base salary plus an amount equivalent to the executive’s target bonus under our Annual Incentive Compensation Plan (Column C).
Cash severance is one of the payments made to executives under the Change in Control Severance Plan in the event of a termination in connection with a Change in Control (Column D). Under the plan, payment would be made in a lump sum amount equal to 2.5x for Mr. Burritt, and 2x for the other NEOs for the sum of  (a) base salary and (b) the current target under the annual incentive compensation program (or, if higher than the target, the average short-term incentive compensation for the prior three years).
The benefits under the Executive Severance Plan and the Change in Control Severance Plan are contingent upon the execution of an agreement which contains a general release of claims and confidentiality, non-disparagement and non-solicitation provisions.
Short-Term Incentive
Following a voluntary termination with the Compensation Committee’s consent or retirement (Column A), involuntary termination not for cause (Column C), disability (Column E), or death (Column F), an executive would be entitled to receive a short-term incentive award under the Annual Incentive Compensation Plan if  (a) the relevant performance goals are achieved, (b) the executive is employed for at least six months during the performance period, and (c) the Compensation Committee does not exercise its discretion to reduce or eliminate the award. For purposes of the plan, retirement means a termination of employment after having completed 30 years of service, attainment of age 60 with five years of service, or attainment of age 65.
If an executive’s employment terminates voluntarily without the Compensation Committee’s consent (Columns B), regardless of whether the termination is for cause or not for cause, then no short-term incentive award is payable.
Because the cash severance payment, discussed above, includes a multiple of the target short-term incentive, no payments are made under the short-term incentive program in the event of a Change in Control (Column D).
Restricted Stock Units
Under the terms of our Long-Term Incentive Program (“LTIP”), restricted stock units are fully vested upon attainment of age 60 with 5 years of service or age 65, provided the executive is employed for at least six months following the date of grant (“Normal Retirement”) and vest on a pro rata basis as described below upon attainment of age 55 with 10 years of service or 30 years of service (“Early Retirement”). If an executive is not eligible for retirement, then the Compensation Committee reserves the right to decide these matters on a case-by-case basis, but its practice has been to prorate the vesting of the shares scheduled to vest during the current vesting period for the time employed during the vesting period (for example, ten months worked during the twelve-month vesting period from March 2022 to February 2023 would result in a vesting of ten-twelfths of the number of shares scheduled to vest in February 2023). As of December 31, 2022, Mr. Burritt and Ms. Breves have met the requirements for a Normal Retirement, Mr. Buckiso has met the requirements for an early retirement, and the other NEOs were not eligible to retire under the LTIP.
Upon a voluntary termination with consent or retirement (Column A), pro rata vesting has been applied to the restricted stock units for all NEOs, except for Mr. Burritt and Ms. Breves who have met the requirements for a Normal Retirement and are fully vested in their restricted stock units.
If an executive’s employment terminates voluntarily without the Compensation Committee’s consent or involuntarily for cause (Column B), then all remaining unvested restricted stock units are forfeited.
For involuntary terminations that are not for cause (Column C) we have assumed that a prorated number of restricted stock units vested, except for Mr. Burritt and Ms. Breves who have met the requirements for a Normal Retirement and are fully vested in their restricted stock units.
Restricted stock units require a termination in connection with a Change in Control (Column D) in order for the vesting to be accelerated. Unvested restricted stock units would not be forfeited if  (i) employment is terminated during a potential change in

UNITED STATES STEEL CORPORATION 2023 PROXY STATEMENT	77

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
control period by the Corporation for other than cause or disability or by the executive for good reason and (ii) a 409A Change in Control occurs within twenty-four months following the commencement of the potential change in control period.
In the event of disability (Column E) or death (Column F), all unvested restricted stock units vest immediately.
Performance Awards
Under the terms of the LTIP performance awards are fully vested upon Normal Retirement and vest on a pro rata basis upon Early Retirement. If an executive is not eligible for retirement, then the Compensation Committee reserves the right to decide these matters on a case-by-case basis, but its practice has been to prorate the vesting of the performance awards as described above. As of December 31, 2021, Mr. Burritt and Ms. Breves have met the requirements for a Normal Retirement, Mr. Buckiso has met the requirements for an early retirement, and the other NEOs were not eligible to retire under the LTIP.
Upon a voluntary termination with consent or retirement (Column A), pro rata vesting has been applied to the performance awards for all NEOs, except for Mr. Burritt and Ms. Breves who have met the requirements for a Normal Retirement and are fully vested in their performance awards.
If an executive’s employment terminates voluntarily without the Compensation Committee’s consent or involuntarily for cause (Column B), then all remaining unvested performance awards are forfeited.
For involuntary terminations that are not for cause (Column C) we have assumed that the executive terminated employment on December 31, 2022 and that a prorated number of performance awards vested based on the number of complete months worked during the relevant performance period.
Performance awards require a termination in connection with a Change in Control (Column D) in order for the vesting to be accelerated. For these awards, the performance period would end upon the change in control; however, the awards would not vest until the earlier to occur of a termination within 24 months of the change in control or the normal vesting date. Unvested performance awards would not be forfeited if (i) employment is terminated during a potential change in control period by the Corporation for other than cause or disability or by the executive for good reason and (ii) a 409A Change in Control occurs within twenty-four months following the commencement of the potential change in control period.
For performance awards for which the performance goals are achieved, a modified proration is used in the event of disability (Column E) or death (Column F) allowing 0% of the achieved award if such event occurs prior to the completion of the first third of the performance period, 50% of the achieved award if such event occurs on or after completion of the first third, but prior to completion of the second third, of the performance period, and 100% of the achieved award for events occurring on or after completion of the second third of the performance period. This modified proration effectively shortens the post-termination waiting period to a maximum of two years, thereby allowing an estate to potentially close within two years, since there would be no value allowed for performance awards granted within one year of a participant’s death.
Strategic Transformation Award
For the special performance-based RSU awards granted in December 2021 and to Ms. Graziano in August 2022, in the event of a voluntary termination with consent (Column A) or termination in connection with a Change in Control (Column D) the award is fully vested. In the event of a voluntary termination, including retirement (Column B), an involuntary termination not for cause (Column C), disability (Column E), or death (Column F), a pro-rated number of the RSUs vest based on the number of complete months worked during the performance period. Payment of any vested RSUs will be subject to achievment of the performance criteria.
For the special performance-based options granted to the CEO in December 2021, a third of the options vest upon achievement of a 20-trading day average closing stock price that meets or exceeds the stock price hurdles of   $35, $45 and $55 over the seven year performance period beginning on the date of grant. In April 2022, one-third of the options vested when the 20-day average closing stock price exceeded $35. Mr. Burritt is required to hold the vested options (or net shares upon exercise) for one year from the date of vesting. The vesting of the remaining options is not accelerated under any circumstances and the performance period ends upon termination of employment, except that in the event of a termination with consent, the CEO shall be entitled to vest in the total number of shares subject to the option for the remainder of the performance period, subject to achievement of the stock price goals.

78	UNITED STATES STEEL CORPORATION 2023 PROXY STATEMENT

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
Pension Plan Compensation
Pension Plan Compensation includes benefits under the following plans:
U. S. Steel Pension Plan
Mr. Buckiso is vested in his benefits under the U. S. Steel Pension Plan and would receive his benefits under each of the termination of employment scenarios. Refer to the “Pension Benefits” section for a description of the U. S. Steel Pension Plan. Benefits under the U. S. Steel Pension Plan may be payable under the Non Tax-Qualified Pension Plan to the extent they are limited by the qualified plan limitations established under the Internal Revenue Code.
If Mr. Buckiso was placed on layoff status as of December 31, 2022 (Column C), he would be eligible to remain on layoff for a period of up to two years. Having satisfied certain age and service requirements, Mr. Buckiso would be eligible to commence a Rule-of-70/80 early retirement option on December 31, 2023. The present value amounts shown for an involuntary termination not for cause (Column C) reflect enhanced benefits attributable to the additional age and continuous service accrued while on layoff, the lower early-commencement charges, and a temporary $400 monthly pension benefit that is payable until he becomes eligible for a public pension.
If Mr. Buckiso was totally and permanently disabled on December 31, 2022 (Column E), he would be eligible to commence a permanent incapacity pension on May 31, 2023, which is five months after the qualifying disability. The present value amounts shown reflect enhanced benefits attributable to the additional age and continuous service accrued during the five-month period, and the lower early-commencement charges, but not the temporary $400 monthly pension benefit that is payable until he becomes eligible for a public pension or, if earlier, governmental disability benefits.
If Mr. Buckiso’s employment was terminated due to his death (Column F), death benefits would become payable to his survivor (typically his spouse) or, if there is no spouse, to his estate. The present value amounts shown are equal to the higher of  (i) the actuarial equivalent of his pension benefit (excluding the survivor and surviving spouse’s benefits) that would have been payable if he had retired on the date of death, or (ii) the value of the survivor and surviving spouse’s benefits as defined in the U. S. Steel Pension Plan.
Non Tax-Qualified Pension Plan
Benefits from the Non Tax-Qualified Pension Plan are payable on behalf of Mr. Buckiso under each of the termination of employment scenarios. Refer to the “Pension Benefits” section for a description of the Non Tax-Qualified Pension Plan. The present value amounts shown for the various termination scenarios vary based upon the total amount payable under the U. S. Steel Pension Plan before the application of the statutory limitations established by the Internal Revenue Code.
Non-Qualified Deferred Compensation
Non-Qualified Deferred Compensation includes benefits under the following plans:
Supplemental Thrift Program
The conditions for a payment of benefits under the Supplemental Thrift Program include the attainment of five years of continuous service (three years for employees hired on or after January 1, 2019). For Messrs. Burritt, Bruno and Buckiso and Ms. Breves this condition has been met and therefore, this benefit is payable under all termination scenarios. For Mr. Holloway, who has not yet met this condition, this benefit is only payable upon death or if his employment is terminated with the consent of the Corporation.
Non Tax-Qualified Retirement Account Program
The conditions for a payment of benefits under the Non Tax-Qualified Retirement Account Program include the attainment of three years of continuous service. For all NEOs, except Ms. Graziano, this condition has been met and therefore, this benefit is payable under all termination scenarios.
Supplemental Retirement Account Program
The conditions for a payment of benefits under the Supplemental Retirement Account Program include the termination of employment after the earlier of   (i) completing at least 10 years of continuous service, (ii) for participants hired on or after January 1, 2019, attaining age 60 and completing five years of service, or (iii) attaining age 65. In addition, benefits are not payable if the participant terminates employment prior to age 55 or within 36 months of becoming a participant in the program. Messrs. Burritt and Buckiso and Ms. Breves are the only NEOs who have met these conditions for payment as of December 31,

UNITED STATES STEEL CORPORATION 2023 PROXY STATEMENT	79

CEO PAY RATIO
2022. For the other NEOs, except Ms. Graziano, this benefit is only payable upon death, or if the executive’s employment is involuntarily terminated with eligibility for severance benefits, or with the consent of the Corporation.
Ms. Graziano, who was hired in August 2022, had not accrued a benefit under the above plans as of December 31, 2022.
Welfare Benefits
The amount shown for a change in control and termination (Column D) represents the estimated cost of providing active employee insurance coverage to the executive for a period of 36 months.
Supplemental Retirement Benefit
The supplemental retirement benefit represents the increase in retirement benefits to an executive in the event of a termination in connection with a change in control (Column D) and is paid pursuant to the CIC Plan (see “Termination Scenarios  —  Change in Control and Termination,” above). For all NEOs, the Supplemental Retirement Benefit is equal to the sum of  (i) the Retirement Account contributions that would have been received under the U. S. Steel Savings Plan and the Corporation’s related non tax-qualified plans if their employment would have continued for an additional 36 months plus earnings, and (ii) the amount they would have received under the U. S. Steel Savings Plan and the related non tax-qualified plans if they were fully vested on December 31, 2022.
Outplacement Services and Excise Tax Gross-Up
In the event of a termination in connection with a change in control (Column D), the CIC Plan provides for the payment of reasonable costs for outplacement services (two year maximum) for all terminations following an Applicable Event. Gross-up payments are not provided to cover excise taxes imposed under Section 4999 of the Code for an executive who receives compensation under a Change in Control termination scenario (Column D).
CEO PAY RATIO
We are committed to a compensation program that is internally equitable to motivate our employees to advance the strategy of the Corporation and enhance stockholder value. The disclosure below presents the ratio of annual total compensation of our CEO to the annual total compensation of our Median Employee (defined below), excluding our CEO.
For 2022, we determined that there was no change in our employee population or compensation arrangements that would significantly affect the CEO pay ratio and that it was reasonable to use the same median employee identified in 2021 as described below.
In 2021, we calculated each employee’s annual total cash compensation over the twelve-months ended October 1, 2021 (the “Determination Date”) to identify our Median Employee. The following pay elements were included in determining the annual total cash compensation for each employee:
–
salary, base wages and/or overtime received (as applicable);

–
annual incentive payment received for performance in fiscal year 2021 (for non-represented employees);

–
cash incentive payments, based on production (for represented employees only); and

–
other cash payments (including payments related to profit sharing, shift differential, holidays and vacations).

Our calculation includes all full-time, part-time, temporary and seasonal employees of the Corporation and its consolidated subsidiaries employed as of October 1, 2021 (other than the CEO). Excluded from the data were leased employees for whom we were unable to determine compensation. All five of our employees located in France and Germany, representing less than 5% of our total employee population, were excluded due to administrative challenges related to collecting the necessary data for these employees. We excluded two employees from France and three employees from Germany. Our total U.S. employee and non-U.S. employee population as of the Determination Date was 23,141.
We applied a foreign currency exchange rate to all compensation elements paid in currencies other than U.S. dollars.
We determined the Median Employee by: (i) calculating the annual total cash compensation described above for each employee; (ii) ranking the annual total cash compensation of all employees except for the CEO, from lowest to highest; and (iii) identifying the employee with the median total cash compensation (who we refer to as the “Median Employee”). Once the Median Employee was determined, that employee’s annual total compensation was calculated in the same manner as the “Total Compensation” shown for our CEO in the “Summary Compensation Table.”
The annual total compensation for fiscal year 2022 for our CEO was $18,988,369 and for the Median Employee was $143,684. The resulting ratio of our CEO’s annual total compensation, calculated as described above, to the annual total compensation of our Median Employee for fiscal year 2022 is 132 to 1.

80	UNITED STATES STEEL CORPORATION 2023 PROXY STATEMENT

PAY VERSUS PERFORMANCE
PAY VERSUS PERFORMANCE
The Compensation Committee considers a mix of cash and equity awards over both the short-term and long-term as a critical balance in reinforcing U. S. Steel’s commitment to performance alignment. The majority of target compensation opportunity is performance- and/or stock-based, and our compensation programs are focused on objective corporate performance measures and individual performance.
In accordance with SEC rules, we are providing the below disclosure regarding executive compensation for our CEO and our non-CEO NEOs and corporate performance for the fiscal years listed below. The SEC-defined “Compensation Actually Paid” (“CAP”) data set forth in the table below does not reflect amounts actually realized by our NEOs. A significant portion of the CAP amounts shown relate to changes in values of unvested awards over the course of the reporting year. These unvested awards remain subject to significant risk from forfeiture conditions and possible future declines in value based on changes in our stock price. As described in detail in the “Compensation Discussion and Analysis” section above, our performance equity awards are subject to multi-year performance conditions tied to relative and absolute performance metrics and all our equity awards are subject to time vesting conditions. The ultimate values actually realized by our NEOs from unvested equity awards, if any, will not be determined until the awards fully vest.
Pay Versus Performance Table
			Average SCT total for Non-CEO NEOs(2) ($)	Average comp. actually paid to Non-CEO NEOs(2)(5) ($)	Value of initial fixed $100 investment based on:
Year	SCT total for CEO(1) ($)	Comp. actually paid to CEO(1)(5) ($)			Company TSR(3) ($)	Peer Group TSR(3) ($)	Net Income ($ Millions)	Adjusted EBITDA(4) ($ Millions)
2022	$18,988,369	$22,645,854	$5,394,613	$6,035,332	$222.98	$183.39	$2,524	$4,233
2021	$18,824,816	$28,900,039	$6,093,786	$7,499,218	$210.31	$126.16	$4,174	$5,592
2020	$8,583,443	$17,122,835	$2,669,859	$4,017,986	$147.63	$122.40	$(1,165)	$(162)

(1)
Mr. Burritt was the Chief Executive Officer (CEO) of the Corporation for all years shown.

(2)
The non-CEO NEOs of the Corporation for each year are as follows: for 2022, Messrs. Bruno, Buckiso and Holloway and Mses. Breves and Graziano; for 2021, Messrs. Bruno, Holloway and Kenneth Jaycox and Ms. Breves; and for 2020, Messrs. Bruno, Buckiso, Holloway and Ms. Breves. Ms. Graziano was hired in August 2022, and Ms. Breves was no longer with the Corporation as of close of fiscal year 2022.

(3)
For purposes of this disclosure, the peer group Total Shareholder Return reflects the S&P 600 Steel Index. Dollar values assume an initial $100 investment for the cumulative period from December 31, 2019 through December 31, 2022, for the Corporation and the S&P 600 Steel Index, respectively, and reinvestment of the pre-tax value of dividends paid. Historical stock performance is not necessarily indicative of future stock performance.

(4)
The Corporation selected Adjusted EBITDA as the “most important” financial performance measure used to link performance to Compensation Actually Paid (CAP) to our CEO and other NEOs in fiscal year 2022, in accordance with Item 402(v) of Regulation S-K. Adjusted EBITDA is a non-GAAP measure. See the reconciliation to the corresponding GAAP measure set forth in Appendix A. This financial performance measure may not have been the most important financial performance measure for fiscal years 2021 and 2020 and we may determine a different financial performance measure to be the most important financial performance measure in future years.

(5)
The amounts shown for CAP have been calculated in accordance with Item 402(v) of Regulation S-K. These amounts reflect total compensation as set forth in the Summary Compensation Table (SCT) with the following deductions (grant date fair value of all equity awards granted in the fiscal year and the change in pension value) and additions (the fair value as of the end of the fiscal year of awards granted in that year; the change in fair value during the year of equity awards granted in prior years that remained unvested at the end of the year; the change in fair value during the year through the vesting date of equity awards granted in prior years that vested during that year; plus accrued cash dividends; plus pension service costs):

CEO SCT Total to CAP Reconciliation:
Year	SCT Total	Deductions from SCT Total(a)	Additions to SCT Total(b)	CAP
2022	$18,988,369	$(9,499,935)	$13,157,420	$22,645,854
2021	$18,824,816	$(12,499,765)	$22,574,988	$28,900,039
2020	$8,583,443	$(5,600,045)	$14,139,437	$17,122,835

UNITED STATES STEEL CORPORATION 2023 PROXY STATEMENT	81

PAY VERSUS PERFORMANCE
Average Non-CEO NEO SCT Total to CAP Reconciliation:
Year	SCT Total	Deductions from SCT Total(a)	Additions to SCT Total(b)	CAP
2022	$5,394,613	$(2,179,975)	$2,820,694	$6,035,332
2021	$6,093,786	$(3,816,625)	$5,222,057	$7,499,218
2020	$2,669,859	$(1,233,030)	$2,581,157	$4,017,986

(a)
Represents the grant date fair value of equity-based awards granted each year and, for Mr. Buckiso in the year 2020, the change in pension, each as disclosed in the Summary Compensation Table.

(b)
Reflects the value of equity calculated in accordance with the SEC rule for determining CAP for each applicable year and pension service costs. The equity component of CAP for each fiscal year is further detailed in the tables below.

CEO Equity Component of CAP for FY 2022:
Equity Type	Fair Value of Awards Granted in Current Year at 12/31/2022	Change in Value of Prior Years’ Awards Unvested on 12/31/2022	Change in Value of Prior Years’ Awards that Vested in 2022	Equity Value Included in CAP(c)
Stock Options(d)	—	$161,880	$518,130	$680,010
RSUs(e)	$3,975,922	$421,193	$408,678	$4,805,793
TSR-based PSUs(f)	$2,315,946	$(2,877,580)	$17,662	$(543,972)
ROCE-based PSUs(g)	$4,185,542	$3,922,192	$107,855	$8,215,589
Total	$10,477,410	$1,627,686	$1,052,325	$13,157,420
Average Non-CEO NEO Equity Component of CAP for FY 2022:
Equity Type	Fair Value of Awards Granted in Current Year at 12/31/2022	Change in Value of Prior Years’ Awards Unvested on 12/31/2022	Change in Value of Prior Years’ Awards that Vested in 2022	Equity Value Included in CAP(c)
Stock Options(d)	—	—	—	—
RSUs(e)	$874,409	$63,802	$57,019	$995,230
TSR-based PSUs(f)	$389,654	$(432,380)	$2,208	$(40,518)
ROCE-based PSUs(g)	$1,438,943	$371,866	$31,685	$1,842,493
Total	$2,703,005	$3,288	$90,912	$2,797,206
CEO Equity Component of CAP for FY 2021:
Equity Type	Fair Value of Awards Granted in Current Year at 12/31/2021	Change in Value of Prior Years’ Awards Unvested on 12/31/2021	Change in Value of Prior Years’ Awards that Vested in 2021	Equity Value Included in CAP(c)
Stock Options(d)	$2,065,680	—	—	$2,065,680
RSUs(e)	$4,502,293	$1,990,737	$272,496	$6,765,526
TSR-based PSUs(f)	$2,847,801	$771,908	—	$3,619,708
ROCE-based PSUs(g)	$5,377,964	$4,746,111	—	$10,124,074
Total	$14,793,737	$7,508,755	$272,496	$22,574,988
Average Non-CEO NEO Equity Component of CAP for FY 2021:
Equity Type	Fair Value of Awards Granted in Current Year at 12/31/2021	Change in Value of Prior Years’ Awards Unvested on 12/31/2021	Change in Value of Prior Years’ Awards that Vested in 2021	Equity Value Included in CAP(c)
Stock Options(d)	—	—	—	—
RSUs(e)	$1,087,742	$277,918	$44,589	$1,410,249
TSR-based PSUs(f)	$519,239	$122,247	—	$641,486
ROCE-based PSUs(g)	$2,614,015	$556,307	—	$3,170,322
Total	$4,220,996	$956,471	$44,589	$5,222,057

82	UNITED STATES STEEL CORPORATION 2023 PROXY STATEMENT

PAY VERSUS PERFORMANCE
CEO Equity Component of CAP for FY 2020:
Equity Type	Fair Value of Awards Granted in Current Year at 12/31/2020	Change in Value of Prior Years’ Awards Unvested on 12/31/2020	Change in Value of Prior Years’ Awards that Vested in 2020	Equity Value Included in CAP(c)
Stock Options(d)	—	—	$(22,546)	$(22,546)
RSUs(e)	$6,095,474	$585,763	$(233,645)	$6,447,592
TSR-based PSUs(f)	$7,040,487	$673,904	—	$7,714,391
ROCE-based PSUs(g)	—	—	—	—
Total	$13,135,961	$1,259,667	$(256,191)	$14,139,437
Average Non-CEO NEO Equity Component of CAP for FY 2020:
Equity Type	Fair Value of Awards Granted in Current Year at 12/31/2020	Change in Value of Prior Years’ Awards Unvested on 12/31/2020	Change in Value of Prior Years’ Awards that Vested in 2020	Equity Value Included in CAP(c)
Stock Options(d)	—	—	$(26)	$(26)
RSUs(e)	$1,123,791	$90,976	$(37,015)	$1,177,751
TSR-based PSUs(f)	$1,298,125	$105,306	—	$1,403,431
ROCE-based PSUs(g)	—	—	—	—
Total	$2,421,916	$196,282	$(37,041)	$2,581,157

(c)
Equity value included in CAP as illustrated above represents the aggregate of the following components: the fair value as of the end of the fiscal year of awards granted in that year; the change in fair value during the year of equity awards granted in prior years that remained unvested at the end of the year; the change in fair value during the year through the vesting date of equity awards granted in prior years that vested during that year; plus accrued cash dividends. Performance awards include Total Shareholder Return (TSR) and Return On Capital Employed (ROCE).

(d)
Fair Value of stock options have been calculated using Black-Scholes valuations.

(e)
Fair Value of Restricted Stock Units (RSUs) have been calculated using the average high/low closing stock price.

(f)
Fair Value of TSR performance awards have been calculated using Monte Carlo valuations and assume company target performance payouts for each incomplete performance period and company actual performance payouts for each completed performance period for the respective fiscal year.

(g)
Fair Value of ROCE performance awards have been calculated using the average high/low closing stock price and assume company projected performance payouts for each incomplete performance period and company actual performance payouts for each completed performance period for the respective fiscal year.

The following chart shows the relationship between Compensation Actually Paid to our CEO, the average of Compensation Actually Paid to our other NEOs, and the Corporation’s cumulative TSR over the three-year period from 2020 through 2022.
CEO & AVERAGE NEO COMPENSATION ACTUALLY PAID VS. COMPANY TSR, 2020 – 2022

UNITED STATES STEEL CORPORATION 2023 PROXY STATEMENT	83

PAY VERSUS PERFORMANCE
The following chart shows the relationship between Compensation Actually Paid to our CEO, the average of Compensation Actually Paid to our other NEOs, and our net income during fiscal 2020 through 2022.
CEO & AVERAGE NEO COMPENSATION ACTUALLY PAID VS. NET INCOME, 2020 – 2022
The following chart shows the relationship between Compensation Actually Paid to our CEO, the average of Compensation Actually Paid to our other NEOs, and our Adjusted EBITDA during fiscal 2020-2022.
CEO & AVERAGE NEO COMPENSATION ACTUALLY PAID VS. ADJUSTED EBITDA, 2020 – 2022

84	UNITED STATES STEEL CORPORATION 2023 PROXY STATEMENT

PAY VERSUS PERFORMANCE
The following chart compares our cumulative TSR over the three-year period from 2020 through 2022 to that of the S&P 600 Steel Index.
TOTAL SHAREHOLDER RETURN (TSR): U. S. Steel VS. S&P 600 STEEL INDEX, 2020 – 2022
The following table presents the financial performance measures that the Corporation considers to have been the most important in linking Compensation Actually Paid to our CEO and other NEOs in fiscal 2022 to the Corporation’s performance. The measures in this table are not ranked.
Four Most Important Company Performance Measures for Determining NEO Compensation
Adjusted EBITDA	Relative TSR
Cash Conversion Cycle	ROCE

UNITED STATES STEEL CORPORATION 2023 PROXY STATEMENT	85

Proposal 3:
Advisory Vote on
Frequency of
Stockholder Vote on
Executive Compensation

INFORMATION ABOUT THIS PROPOSAL
Stockholders are being asked to vote on how frequently they would like to cast an advisory vote regarding the compensation of the Corporation’s named executive officers.

The Board recommends that stockholders vote to conduct future advisory votes on executive compensation on an ANNUAL basis.

This year, stockholders will be asked to vote on how frequently they would like to cast an advisory vote regarding the compensation of the Corporation’s named executive officers. By voting on this proposal, which is also an advisory vote, stockholders may indicate whether they would prefer an advisory vote on named executive officer compensation every year, every two years or every three years.
After consideration of the frequency alternatives, the Board believes that conducting an advisory vote on executive compensation every year is appropriate for U. S. Steel and its stockholders at this time. While the Corporation’s compensation policies and procedures are developed with long-term objectives in mind, the Board believes that stockholder votes every year will permit stockholders to express their views on our compensation practices on a regular basis and provide us with more direct and immediate feedback.
Although this vote is advisory and not binding on the Board or the Corporation, the Board will carefully consider the outcome of the vote when making future decisions regarding the frequency of advisory votes on executive compensation. However, the Board may decide that it is in the best interests of the Corporation and its stockholders to hold an advisory vote more or less frequently than the alternative that receives the most votes of our stockholders.

86	UNITED STATES STEEL CORPORATION 2023 PROXY STATEMENT

Proposal 4:
Ratification of the
Appointment of
PricewaterhouseCoopers LLP as the Independent Registered Public Accounting Firm
INFORMATION ABOUT THIS PROPOSAL Stockholders are being asked to ratify the selection of PricewaterhouseCoopers LLP (“PwC”) as the Corporation’s independent registered public accounting firm for 2023.
The Board of Directors recommends a vote “FOR” the appointment of PwC as the independent registered public accounting firm.

Under the authority provided by its charter, the Audit Committee has appointed PwC as the independent registered public accounting firm for U. S. Steel for the current fiscal year. Although action by the stockholders in this matter is not required by law or the Corporation’s by-laws, the Audit Committee seeks stockholder ratification of this appointment in light of the important role played by the independent registered public accounting firm in maintaining the integrity of the Corporation’s financial controls and reporting.
If the appointment of PwC is not ratified by the stockholders, then the Audit Committee will reconsider its appointment and review its future selection of an independent registered public accounting firm in light of that result. However, the Audit Committee may decide to maintain its appointment of PwC. Even if the appointment is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change would be in the best interests of the Corporation and our stockholders. PwC has served as the independent auditor (now referred to as the independent registered public accounting firm) of U. S. Steel for many years. We believe that PwC’s knowledge of U. S. Steel’s business and its organization gained through this period of service is quite valuable. Partners, including the lead engagement partner, and employees of PwC assigned to the U. S. Steel engagement are periodically rotated, thus giving U. S. Steel the benefit of new thinking and approaches in the audit area.
The Audit Committee annually requests PwC to prepare a self-assessment. Additionally, for the work performed on the 2022 audit, the Audit Committee discussed and evaluated PwC’s performance, which included an evaluation by the Corporation’s management of PwC’s performance. This best practice assists the Audit Committee in its oversight role and annual evaluation of PwC to assess the quality of the audit and to recommend the retention of PwC. Based on this assessment, we believe the quality of PwC’s services, communication and interaction with the Audit Committee is of a high standard.
We expect representatives of PwC to be present at the annual meeting with an opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.
For fiscal year 2022, PwC performed professional services for U. S. Steel in connection with audits of the financial statements of U. S. Steel, and of U. S. Steel’s internal control over financial reporting as of December 31, 2022, and audits of certain

UNITED STATES STEEL CORPORATION 2023 PROXY STATEMENT	87

Proposal 4: AUDIT FEES
subsidiaries and certain pension and other employee benefit plans. PwC has also reviewed quarterly reports and other filings with the Securities and Exchange Commission and other agencies.
AUDIT FEES
The following table shows the fees paid to PwC for professional services for 2021 and 2022:
	(Dollars in millions)
	2021	2022
Audit(1)	$5.0	$4.5
Audit-Related(2)	$0.3	$0.4
Tax	$0.8	$0.5
All Other	$0.0	$0.0
Total	$6.1	$5.4

(1)
Audit fees were for: the audit of U. S. Steel’s annual financial statements; the audit of U. S. Steel’s internal control over financial reporting required under the Sarbanes-Oxley Act; audits of certain subsidiaries, statutory and regulatory audits; the issuance of comfort letters, and consents and the review of SEC regulatory filings.

(2)
Audit-related fees were for employee benefit plan audits and procedures required by agreement or government agencies.

Pre-Approval Policy
The Audit Committee has the sole authority to pre-approve all audit engagement fees and terms as well as all non-audit engagements with PwC. The Audit Committee has delegated to its committee chair the authority to approve non-audit engagements of less than $500,000 between Audit Committee meetings. In 2021 and 2022, all of the above services were pre-approved by the Audit Committee in accordance with this pre-approval policy.
AUDIT COMMITTEE REPORT
Our committee has reviewed and discussed U. S. Steel’s audited financial statements for the year ended December 31, 2022 with U. S. Steel’s management. We have discussed with the independent registered public accounting firm, PricewaterhouseCoopers LLP (PwC), the matters required to be discussed by Auditing Standards No. 1301 “Communication with Audit Committees,” as adopted by the Public Company Accounting Oversight Board. We also discussed with U. S. Steel’s management their assessment of the effectiveness of U. S. Steel’s internal control over financial reporting as of December 31, 2022, and PwC’s opinion on the effectiveness of U. S. Steel’s internal control over financial reporting as of December 31, 2022. We have received the written disclosures and the letter from PwC required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and we have discussed with PwC its independence.
Based on the aforementioned review and discussions, we recommended to the Board that the audited financial statements for U. S. Steel be included in U. S. Steel’s Annual Report on Form 10-K for the year ended December 31, 2022, for filing with the Securities and Exchange Commission.
Murry S. Gerber, Committee Chair
Tracy A. Atkinson
Andrea J. Ayers
Jeh C. Johnson
Michael H. McGarry
Patricia A. Tracey

88	UNITED STATES STEEL CORPORATION 2023 PROXY STATEMENT

STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS
STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS
The following table sets forth the number of shares of U. S. Steel common stock beneficially owned as of February 28, 2023, the record date, by each director, by each executive officer named in the Summary Compensation Table and by all directors and executive officers as a group. None of the individuals included in the table below beneficially own in excess of 1% of the outstanding shares of our common stock.
Name	Shares Beneficially Owned*	Notes
Tracy A. Atkinson	25,815	Includes 23,347 Deferred Stock Units (“DSUs”) granted under the Deferred Compensation Program for Non-Employee Directors that are convertible into shares of common stock upon departure from the Board.
Andrea J. Ayers	4,014	Includes 4,014 DSUs granted under the Deferred Compensation Program for Non-Employee Directors that are convertible into shares of common stock upon departure from the Board.
Christine S. Breves**	180,806
Includes 20,014 shares that may be acquired upon exercise of outstanding options that are or will become exercisable within 60 days of February 28, 2023. Does not include 42,090 unvested Restricted Stock Units (“RSUs”), which do not have voting rights.

James E. Bruno	69,758	Includes 13,730 shares that may be acquired upon exercise of outstanding options that are or will become exercisable within 60 days of February 28, 2023. Does not include 49,104 unvested RSUs.
Scott D. Buckiso	93,993	Includes 34,130 shares that may be acquired upon exercise of outstanding options that are or will become exercisable within 60 days of February 28, 2023. Does not include 49,104 unvested RSUs.
David B. Burritt	984,257	Includes 105,280 shares that may be acquired upon exercise of outstanding options that are or will become exercisable within 60 days of February 28, 2023. Does not include 295,071 unvested RSUs.
Alicia J. Davis	0	Ms. Davis was elected to the Board effective March 1, 2023.
Terry L. Dunlap	8,720	Includes 6,720 shares of common stock underlying unvested RSUs that may be acquired within 60 days of February 28, 2023.
John J. Engel	81,569	Includes 79,569 DSUs granted under the Deferred Compensation Program for Non-Employee Directors that are convertible into shares of common stock upon departure from the Board.
John V. Faraci	37,554
Includes 31,617 DSUs granted under the Deferred Compensation Program for Non-Employee Directors that are convertible into shares of common stock upon departure from the Board and 2,750 shares of common stock underlying unvested RSUs that may be acquired within 60 days of February 28, 2023.

Murry S. Gerber	212,726	Includes 66,616 DSUs granted under the Deferred Compensation Program for Non-Employee Directors that are convertible into shares of common stock upon departure from the Board and 5,510 shares of common stock underlying unvested RSUs that may be acquired within 60 days of February 28, 2023.
Jessica T. Graziano	1,188	Does not include 95,550 unvested RSUs.
Duane D. Holloway	76,895	Does not include 49,104 unvested RSUs.
Jeh C. Johnson	51,147	Includes 51,147 DSUs granted under the Deferred Compensation Program for Non-Employee Directors that are convertible into shares of common stock upon departure from the Board.
Paul A. Mascarenas	65,109
Includes 61,072 DSUs granted under the Deferred Compensation Program for Non-Employee Directors that are convertible into shares of common stock upon departure from the Board and 2,820 shares of common stock underlying unvested RSUs that may be acquired within 60 days of February 28, 2023.

Michael H. McGarry	35,002	Includes 32,502 DSUs granted under the Deferred Compensation Program for Non-Employee Directors that are convertible into shares of common stock upon departure from the Board.
David S. Sutherland	206,304	Includes 194,207 DSUs granted under the Deferred Compensation Program for Non-Employee Directors that are convertible into shares of common stock upon departure from the Board.
Patricia A. Tracey	86,679	Includes 85,021 DSUs granted under the Deferred Compensation Program for Non-Employee Directors that are convertible into shares of common stock upon departure from the Board.
All Director Nominees and Executive Officers as a group (21 persons)	2,220,616
Includes the following shares that may be acquired within 60 days of February 28, 2023: (i) 157,800 shares upon exercise of outstanding options and (ii) 5,407 shares upon vesting of RSUs. The total number of shares beneficially owned by all directors and executive officers as a group constitutes less than 1% of the outstanding shares of common stock of U. S. Steel.

*
Does not include fractional shares.

**
Shares beneficially owned by Ms. Breves are reported based on amounts known by the Corporation as of December 31, 2022, the last day of Ms. Breves’ employment with the Corporation.

UNITED STATES STEEL CORPORATION 2023 PROXY STATEMENT	89

DELINQUENT SECTION 16(A) REPORTS
DELINQUENT SECTION 16(A) REPORTS
Under Section 16(a) of the Securities Exchange Act of 1934, our directors and executive officers and persons holding more than 10% of any class of our equity securities, are required to file with the SEC initial reports of their ownership of our common stock and reports of changes in such ownership. To our knowledge, based on our review of reports filed with the SEC and other information furnished to us, there were no late filings or failures to file by any U. S. Steel directors, executive officers or other persons subject to Section 16(a) of the Securities Exchange Act of 1934 required to be disclosed in this proxy statement, except that one Form 4 for Kenneth Jaycox was filed late to report one transaction.
CERTAIN LEGAL MATTERS
On October 2, 2017, an Amended Shareholder Class Action Complaint was filed in the United States District Court for the Western District of Pennsylvania consolidating previously-filed actions. Separately, five related shareholder derivative lawsuits were filed in state and federal courts in Pittsburgh, Pennsylvania and the Delaware Court of Chancery. The underlying consolidated class action lawsuit alleges that U. S. Steel, certain current and former officers, an upper level manager of the Corporation and the financial underwriters who participated in the August 2016 secondary public offering of the Corporation’s common stock (collectively, the “Class Action Defendants”) violated federal securities laws in making false statements and/or failing to discover and disclose material information regarding the financial condition of the Corporation. The lawsuit claims that this conduct caused a prospective class of plaintiffs to sustain damages during the period from January 27, 2016 to April 25, 2017 as a result of the prospective class purchasing the Corporation’s common stock at artificially inflated prices and/or suffering losses when the price of the common stock dropped. The derivative lawsuits generally make the same allegations against the same officers and also allege that certain current and former members of the Board of Directors failed to exercise appropriate control and oversight over the Corporation and were unjustly compensated. The plaintiffs seek to recover losses that were allegedly sustained. The Class Action Defendants moved to dismiss plaintiffs’ claims. On September 29, 2018, the Court ruled on those motions granting them in part and denying them in part. On March 18, 2019, the plaintiffs withdrew the claims against the Class Action Defendants related to the 2016 secondary offering. As a result, the underwriters are no longer parties to the case. On December 31, 2019, the court granted the Plaintiffs’ motion to certify the proceeding as a class action. The Corporation’s appeal of that decision was denied. Discovery followed and concluded. On May 20, 2022, the Plaintiffs and Class Action Defendants agreed to settle the Shareholder Class Action in the amount of  $40 million to be fully funded by the Corporation’s insurers. Court approval of the class action settlement is currently pending with a Final Approval Hearing set for March 20, 2023. The related derivative cases, which were previously stayed, are now proceeding and the Corporation will vigorously defend against the derivative lawsuits.
STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
The following table furnishes information concerning all persons known to U. S. Steel who beneficially own five percent or more of the voting stock of U. S. Steel:
Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
U. S. Steel Common Stock	Blackrock, Inc.(1) 55 East 52nd Street New York, NY 10055	21,493,323	9.2%
U. S. Steel Common Stock	The Vanguard Group(2) 100 Vanguard Blvd. Malvern, PA 19355	21,033,474	8.98%

(1)
Based on Schedule 13G filed on January 25, 2023, which indicates that Blackrock, Inc. had sole voting power over 20,718,944 shares, shared voting power over 0 shares, sole dispositive power over 21,493,323 shares and shared dispositive power over 0 shares.

(2)
Based on Schedule 13G filed on February 9, 2023, which indicates that the Vanguard Group had sole voting power over 0 shares, shared voting power over 119,658 shares, sole dispositive power over 20,680,067 shares and shared dispositive power over 353,407 shares.

90	UNITED STATES STEEL CORPORATION 2023 PROXY STATEMENT

Questions and Answers
about the Annual Meeting
and Voting
1.
Who may vote?

You may vote if you were a holder of United States Steel Corporation common stock at the close of business on February 27, 2023, the record date.
2.
What may I vote on?

You may vote on:
–
the election of the thirteen nominees recommended by the Board of Directors and identified elsewhere in this proxy statement;

–
the advisory vote on executive compensation;

–
the advisory vote on the frequency of the stockholder vote on executive compensation; and

–
the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2023.

3.
How do I vote?

Shares held of Record: If you are a stockholder of record, then you may vote by any one of the following methods:
–
Online. You may vote online at proxyvote.com. Follow the instructions on your proxy card or notice. If you received these materials electronically, follow the instructions in the email message that notified you of their availability.

–
By telephone. Call 1-800-690-6903 using a touch-tone phone and follow the instructions provided.

–
By mail. If you received or requested paper copies of your proxy materials, then you should sign, date, and return each proxy card you receive in the prepaid envelope. Sign your name exactly as it appears. If you are signing in a representative capacity (for example, as an attorney-in-fact, executor, administrator, guardian, trustee, or the officer or agent of a corporation or partnership), please indicate your name and your title or capacity. If the stock is held in custody for a minor (for example, under the Uniform Transfers to Minors Act), then the custodian should sign, not the minor. If the stock is held in joint ownership, one owner may sign on behalf of all owners. If you return your signed proxy but do not indicate your voting preferences, the proxy holder will vote on your behalf based upon the Board’s recommendations.

–
At the Meeting. Stockholders of record may also opt to vote at the Annual Meeting using the 16-digit control number found on the proxy card, which will be held online via live webcast at www.virtualshareholdermeeting.com/X2023.

You may vote your shares prior to the Annual Meeting until 11:59 p.m. ET on April 24, 2023 online or by telephone. If you are voting by mail, then your marked, signed, and dated proxy card must be received by April 24, 2023.
Shares held by Broker: If your shares are held by a broker, then the broker will ask you how you want your shares to be voted. You may instruct your broker or other nominee to vote your shares by following instructions that the broker or nominee provides to you. Most brokers offer voting by mail, by telephone, and online. You may submit new voting instructions by contacting your broker or other nominee or by voting at the Annual Meeting.
If you give the broker instructions, then your shares will be voted as you direct. If you do not provide voting instructions, then your shares will not be voted on any proposal on which the broker does not have discretionary authority to vote. This is called a “broker non-vote.” In these cases, the broker can register your shares as being present at the Annual Meeting for purposes of determining the presence of a quorum but will not be able to vote on those matters for which specific authorization is required under NYSE rules. If you are a beneficial owner whose shares are held of record by a broker, then your broker has discretionary voting authority under NYSE rules to vote your shares on the ratification of PwC as the independent registered public accounting firm for 2023, even if the broker does not receive voting instructions from you. However, your broker does not have discretionary authority to vote on the election of directors, the advisory approval of executive compensation or the

UNITED STATES STEEL CORPORATION 2023 PROXY STATEMENT	91

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
advisory vote on frequency of the stockholder vote on executive compensation without instructions from you, in which case a broker non-vote will occur, and your shares will not be voted on these matters.
Voting Shares Held in the Corporation 401(k) Plan: You may instruct the plan trustee on how to vote your shares in the 401(k) plan online, by mail, or by telephone as described above for shares held of record, except that if you vote by mail, then the card you use will be a voting instruction form rather than a proxy card. In addition, your vote will apply to a proportionate number of other shares held by participants in the 401(k) plan for which voting directions are not received.
All participants are fiduciaries under the terms of the 401(k) plan and under the Employee Retirement Income Security Act (ERISA) for the limited purpose of voting shares credited to their accounts. Under ERISA, fiduciaries are required to act prudently in making voting decisions.
If you do not vote online or by telephone by 11:59 p.m. ET on April 20, 2023, or if your mailed ballot is not received by April 20, 2023, then your shares and the other undirected shares will be voted in the same proportion for or against such item as those participants for which voting directions are received. You will not be able to vote your shares personally at the Annual Meeting.
4.
What is the voting requirement to approve each of the proposals?

Proposal	Voting Options and Board Recommendation	Voting Standard	Effect of Abstentions(1)	Effect of Broker non-Votes(2)
Item 1: Election of Directors	FOR, AGAINST or ABSTAIN (for each nominee for director) The Board recommends a vote FOR each of the nominees for director	Majority of votes cast	No effect — not counted as a vote	No effect — broker non-votes are not permitted
Item 2: Advisory Vote on Executive Compensation	FOR, AGAINST, or ABSTAIN The Board recommends a vote FOR the advisory vote on executive compensation	Majority of votes cast	No effect — not counted as a vote	No effect — broker non-votes are not permitted
Item 3: Advisory Vote on Frequency of Stockholder Vote on Executive Compensation	ANNUAL, TWO YEARS, THREE YEARS or ABSTAIN The Board recommends voting for an ANNUAL stockholder vote on executive compensation	Majority of votes cast	No effect — not counted as a vote	No effect — broker non-votes are not permitted
Item 4: Ratification of the Appointment of PricewaterhouseCoopers LLP as our Independent Registered Public Accounting Firm	FOR, AGAINST, or ABSTAIN The Board recommends a vote FOR the ratification	Majority of votes cast	No effect — not counted as a vote	The organization that holds shares of beneficial owners may vote in their discretion

(1)
For election of directors, abstentions are not counted as votes cast either “for” or “against” the director’s election.

(2)
The New York Stock Exchange permits brokers to vote their customers’ shares on routine matters when the brokers have not received voting instructions from their customers. Proposal 4 is a routine matter on which brokers may vote in this way. Brokers may not vote their customers’ shares on non-routine matters, unless they have received voting instructions from their customers. Proposals 1, 2 and 3 are non-routine matters. Shares that are not voted by brokers on non-routine matters because their customers have not provided instructions are called broker non-votes.

5.
May I change my vote?

If you are a stockholder of record, you may change your vote or revoke your proxy at any time before your shares are voted at the meeting by doing any of the following:
–
voting again by telephone or over the Internet;

–
sending us a proxy card dated later than your last vote;

–
notifying the Corporate Secretary of U. S. Steel in writing; or

–
voting at the meeting.

If you hold your shares in “street name,” please refer to the information forwarded by your bank, broker or other holder of record for procedures on revoking or changing your voting instructions.

92	UNITED STATES STEEL CORPORATION 2023 PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
6. How do I attend and participate at the virtual meeting?

Our Annual Meeting will be held virtually. Although you will not be able to attend the Annual Meeting at a physical location, we have designed the Annual Meeting live webcast to provide stockholders the opportunity to participate virtually to facilitate stockholder attendance and provide a consistent experience to all stockholders, regardless of location.

The live webcast of the Annual Meeting can be accessed by stockholders on the day of the meeting at www.virtualshareholdermeeting.com/X2023 and will begin promptly at 8:00 a.m. ET.

To attend the Annual Meeting: You will need to log in to www.virtualshareholdermeeting.com/X2023 using the 16-digit control number found on the proxy card, voting instruction form, or notice you previously received. This website can be accessed on a computer, tablet, or phone with internet connection. Online access to the webcast will open 15 minutes prior to the start of the Annual Meeting to allow time to log in and test your device’s audio system. We encourage you to access the meeting in advance of the designated start time.

To submit a question during the Annual Meeting: Log into the virtual meeting website at www.virtualshareholdermeeting.com/X2023, type your question into the “Ask a Question” field, and click “Submit.”

The Annual Meeting is scheduled to begin at 8:00 a.m. ET and end at 8:30 a.m. ET, and time remaining after agenda items are addressed will be available for stockholder questions. We will endeavor to answer as many questions submitted by stockholders as time permits. Responses to questions relevant to meeting matters that we do not have time to respond to during the meeting will be posted to our website following the meeting.

Rules of Conduct: We reserve the right to edit profanity or other inappropriate language and to exclude questions irrelevant to the business of the Corporation or to the business of the Annual Meeting, relating to or that may take into account material, nonpublic information, or relating to pending or threatened litigation, derogatory in nature or related to a personal grievance. Also, if we receive substantially similar questions, then we may group such questions together and provide a single response to avoid repetition. Questions regarding topics that are not pertinent to meeting matters or company business will not be answered.

Technology Support: Support staff will be available should you experience any technical difficulties in accessing the virtual meeting. Instructions for requesting technical assistance will be available at www.virtualshareholdermeeting.com/X2023.

7.
How many outstanding shares are there?

At the close of business on February 27, 2023, which is the record date for the meeting, there were 227,196,417 shares of U. S. Steel common stock outstanding. Each share is entitled to one vote.
8.
What constitutes a quorum?

Under our by-laws, the holders of one-third of the voting power of the outstanding shares of stock entitled to vote, present in person or represented by proxy, constitute a quorum. A holder will be included in determining the presence of a quorum even if the holder casts abstentions on all matters or was subject to broker non-votes on some matters.
9.
Will my vote be confidential?

All voting records which identify stockholders are kept permanently confidential except; (i) as necessary to meet legal requirements; (ii) in the case of proxy contests; (iii) if the stockholder makes a written comment on the proxy card or otherwise communicates such stockholder’s vote to management; or (iv) to allow the vote tabulator and inspector of election to tabulate and certify the results of the vote. The vote tabulator, inspector of election and the Corporation’s transfer agent have agreed to keep voting records confidential.
10.
Who can attend the virtual annual meeting?

Only stockholders, or individuals that those stockholders have duly appointed as their proxies, may attend the annual meeting of stockholders. If your shares are held in street name (that is through a bank, broker, nominee or other intermediary), you need your 16-digit control number to attend the meeting.

UNITED STATES STEEL CORPORATION 2023 PROXY STATEMENT	93

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
11.
How will voting be conducted on other matters raised at the meeting?

We do not expect any items of business to be submitted to stockholders at the Annual Meeting other than the proposals referred to in this proxy statement. Nonetheless, if necessary, the proxy committee has discretionary authority to vote on them using its best judgment. Your signed proxy card, or your telephone or Internet vote, gives it the authority to do this. Under our by-laws, notice of any matter to be presented by a stockholder for a vote at the meeting must have been received by our Corporate Secretary on or after December 27, 2022, and no later than January 26, 2023, and it must have been accompanied by certain information about the stockholder presenting it. We have not received notice of any matter to be presented other than those on the proxy card.
12.
When must stockholder proposals be submitted for inclusion in the proxy statement for the 2024 Annual Meeting?

If a stockholder wants to present a proposal at the 2024 Annual Meeting and have it included in our proxy statement for that meeting, then the proposal must be received in writing by our Corporate Secretary no later than November 10, 2023.
13.
What is the deadline for a stockholder to submit an item of business or other proposal for consideration at the 2024 Annual Meeting?

Our by-laws describe the procedures that must be followed in order for a stockholder of record to present an item of business at an annual meeting of stockholders. Stockholder proposals or other items of business for the 2024 Annual Meeting that are not intended to be included in the proxy statement must be received by the Corporate Secretary on or after December 27, 2023 and no later than January 26, 2024 and must be accompanied by certain information about the stockholders making the proposals, as specified in our by-laws.
14.
What is the deadline for a stockholder to nominate an individual for election as a director at the 2024 Annual Meeting?

Our by-laws allow a stockholder (or a group of stockholders) who has maintained continuous qualifying ownership of at least 3% of our outstanding common stock for at least three years, to submit nominees for our Board of Directors, for inclusion in our proxy statement, subject to satisfying the requirements and conditions in our by-laws. Our by-laws describe the procedures that must be followed in order for someone nominated by a stockholder of record to be eligible for election as a director. To include a nominee for our Board in our proxy statement, notice must be received by the Corporate Secretary on or after October 12, 2023 and no later than November 10, 2023, and must meet the requirements in our by-laws. To nominate an individual for election as a director at the 2024 Annual Meeting that is not intended to be included in our proxy statement, notice must be received by the Corporate Secretary on or after December 27, 2023 and no later than January 26, 2024. The notice must contain certain information about the nominee, including the nominee’s age, address, occupation and share ownership, as well as certain information about the stockholder giving the notice, as specified in our by-laws.
In addition to satisfying the foregoing requirements under our by-laws, to comply with the universal proxy rules under the Exchange Act, shareholders who intend to solicit proxies in support of director nominees other than the Corporation’s nominees must provide notice that sets forth the information described in our by-laws and required by Rule 14a-19 under the Exchange Act no later than January 26, 2024.

94	UNITED STATES STEEL CORPORATION 2023 PROXY STATEMENT

Important Additional
Information
STATEMENT REGARDING THE DELIVERY OF A SINGLE SET OF PROXY MATERIALS TO HOUSEHOLDS WITH MULTIPLE U. S. STEEL STOCKHOLDERS
If you have consented to the delivery of only one set of proxy materials to multiple U. S. Steel stockholders who share your address, then only one proxy statement and only one annual report are being delivered to your household unless we have received contrary instructions from one or more of the stockholders sharing your address. We will deliver promptly upon oral or written request a separate copy of the proxy statement or the annual report to any stockholder at your address. If you wish to receive a separate copy of the proxy statement or the annual report, you may write to: Corporate Secretary, U. S. Steel Corporation, 18th Floor, 600 Grant Street, Pittsburgh, PA 15219-2800, send an email to shareholderservices@uss.com or call 412-433-4804. Stockholders sharing an address who now receive multiple copies of the proxy statement or the annual report may request delivery of a single copy by writing to us at the above address or by sending an email to shareholderservices@uss.com.
PROXY SOLICITATION
We will bear the cost of this solicitation of proxies. In addition to soliciting proxies by mail, our directors, officers and employees may solicit proxies by telephone, in person or by other means. They will not receive any extra compensation for this work. In addition, we may hire third parties to assist in the solicitation process at an estimated cost not to exceed $100,000. We have engaged the services of Morrow Sodali LLC, 333 Ludlow Street, Stamford, CT 06902, for proxy soliciting matters at an expected cost of approximately $10,000, not including incidental expenses. We will also make arrangements with brokerage firms and other custodians, nominees and fiduciaries to forward proxy solicitation material to the beneficial owners of our common stock, and we will reimburse them for reasonable out-of-pocket expenses that they incur in connection with forwarding the material.
MATERIALS AVAILABLE ON OUR WEBSITE
Our Corporate Governance Principles, Code of Ethical Business Conduct (which is applicable to all directors and employees, including the CEO and senior financial officers), Board committee charters, and annual and quarterly reports on Forms 10-K and 10-Q are available on our website, www.ussteel.com. By referring to these documents we do not incorporate the contents of the website into this proxy statement.
By order of the Board of Directors,
Megan A. Bombick
Associate General Counsel and Corporate Secretary
March 10, 2023

UNITED STATES STEEL CORPORATION 2023 PROXY STATEMENT	95

Appendix A
USE OF NON-GAAP FINANCIAL MEASURES
This proxy statement contains these non-GAAP financial measures: earnings (loss) before interest, income taxes, depreciation, depletion and amortization “EBITDA,” adjusted EBITDA and free cash flow.
We believe that EBITDA, considered along with the net earnings (loss), is a relevant indicator of trends relating to cash generating activity and provides management and investors with additional information for comparison of our operating results to the operating results of other companies.
Adjusted EBITDA is a non-GAAP measure that excludes the effects of certain items that include restructuring and other charges, asset impairment charges, United Steelworkers labor agreement signing bonus and related costs, (gains) on asset sold and previously held investments, environmental remediation charges and other charges, net. We present adjusted EBITDA to enhance the understanding of our ongoing operating performance and established trends affecting our core operations, by excluding the effects of events that can obscure underlying trends. U. S. Steel’s management considers adjusted EBITDA as alternative measures of operating performance and not alternative measures of the Corporation’s liquidity.
U. S. Steel’s management considers adjusted EBITDA useful to investors by facilitating a comparison of our operating performance to the operating performance of our competitors. Additionally, the presentation of adjusted EBITDA provides insight into management’s view and assessment of the Corporation’s ongoing operating performance, because management does not consider the adjusting items when evaluating the Corporation’s financial performance. Adjusted EBITDA should not be considered a substitute for net earnings (loss) or other financial measures as computed in accordance with U.S. GAAP and is not necessarily comparable to similarly titled measures used by other companies
Free cash flow is a non-GAAP measure of cash generated from operations, after any investing activity and dividends paid to stockholders. We believe that free cash flow provides further insight into the Corporation’s overall utilization of cash.
RECONCILIATION OF ADJUSTED EBITDA (Dollars in millions)	Year Ended December 31,
Reconciliation to Adjusted EBITDA	2022	2021	2020
Net earnings attributable to United States Steel Corporation	2,524	4,174	(1,165)
Income tax expense	735	170	(142)
Net interest and other financial (benefits)	(99)	602	232
Depreciation, depletion and amortization expense	791	791	643
EBITDA	3,951	5,737	(432)
Restructuring and other charges	48	128	138
Asset impairment charges	163	273	287
United Steelworkers labor agreement signing bonus and related costs	64	—	—
(Gains) on assets sold & previously held investments	(6)	(118)	(170)
Gain on sale of Transtar	—	(506)	—
Environmental remediation charges	—	43	—
Other charges, net	13	35	15
Adjusted EBITDA	$4,233	$5,592	$(162)
RECONCILIATION OF FREE CASH FLOW (Dollars in millions)	Year Ended December 31, 2022
Reconciliation to Free Cash Flow
Net cash provided by operating activities	3,505
Net cash used in investing activities	(1,679)
Cash used in dividends paid	(48)
Free Cash Flow	$1,778

UNITED STATES STEEL CORPORATION 2023 PROXY STATEMENT	A-1

Appendix B
DEFINITIONS OF COMPENSATION METRICS
EBITDA means earnings before interest and income taxes as reported in the consolidated statement of operations of United States Steel Corporation, plus or minus the effect of items not allocated to segments as disclosed in the notes to the consolidated financial statements of United States Steel Corporation, plus depreciation, depletion and amortization as reported in the consolidated statement of cash flows of United States Steel Corporation. Segment EBITDA shall mean, for the Performance Period, EBITDA for each business unit. Unless contemplated in the approved performance target, EBITDA excludes charges or credits for business dispositions, acquisitions, asset sales, asset impairments, workforce reductions, shutdowns, and amounts not allocated to business segments.
CCC means “cash conversion cycle” and is calculated as Days Sales Outstanding plus Days Inventory Outstanding minus Days Payable Outstanding, which are defined as follows:
(i) Days Sales Outstanding = ((September 30, 2022 Accounts Receivable, net + December 31, 2022 Accounts Receivable, net) / 2) / (4th Quarter 2022 Net Sales / 92);
(ii) Days Inventory Outstanding = ((September 30, 2022 Inventory + December 31, 2022 Inventory) / 2) / (4th Quarter 2022 Cost of Goods Sold / 92);
(iii) Days Payable Outstanding = ((September 30, 2022 Accounts Payable + December 31, 2022 Accounts Payable / 2) / (4th Quarter 2022 Cost of Goods Sold / 92); and
(iv) Accounts Receivable, net, Net Sales, Inventory, Accounts Payable and Cost of Goods Sold shall be determined in accordance with generally accepted accounting principles in the United States.
	2022
Cash Conversion Cycle	$ millions	Days
Days Sales Outstanding	1,634	39
+ Days Inventory Outstanding	2,359	60
− Days Payable Outstanding	2,831	70
= Cash Conversion Cycle		29
The cash conversion cycle is a non-GAAP financial measure. We believe the cash conversion cycle is a useful measure in providing investors with information regarding our cash management performance and is a widely accepted measure of working capital management efficiency. The cash conversion cycle should not be considered in isolation or as an alternative to other GAAP metrics as an indicator of performance.
For the 2020-2022 Performance Period:
TSR means “total shareholder return” and for purposes of our long-term incentive plan is measured for each year in the performance period (“Annual TSR”) and for the three year performance period (“Annualized TSR”). Annual TSR is calculated based on the following formula: final price plus dividends per share for the applicable year, divided by the initial price. Annualized TSR is calculated based on the following formula: final price plus dividends per share for the performance period, divided by the initial price, raised to 1/3, minus 1. The initial price and final price used are the average closing price for the 20 business days prior to the first and last day of the applicable measurement period, respectively.
ROCE means “return on capital employed” and is measured based on our consolidated worldwide EBIT, as adjusted, divided by our consolidated worldwide capital employed, as adjusted. For purposes of our long-term incentive plan, ROCE is calculated over the three-year performance period, weighted at 40%, as well as for each year within the performance period, weighted at 20% each. For purposes of calculating ROCE for the full three-year performance period, ROCE is determined as the simple average of the Corporation's ROCE for each calendar year in the three-year performance period.

UNITED STATES STEEL CORPORATION 2023 PROXY STATEMENT	B-1

Fostering Diversity and Inclusion – Our Employee Resource Groups

At U. S. Steel, we know that none of our success in 2022 would be possible without the hard work and dedication of our 22,000+ employees. Attracting and retaining top talent requires that we have an environment where everyone can thrive. In 2022, we continued to expand our diversity and inclusion initiatives, and we published our inaugural DE&I Report, which can be found at our ESG Data Hub on our website.

We support several employee resource groups (ERGs) to enhance employee engagement, promote a culture of inclusion, foster diversity in the workplace, and raise awareness related to issues of identity and intersectionality. Our ERGs also provide leadership development, mentorship and networking opportunities for their members. Our ERGs involve employees throughout the organization and offer opportunities for sharing experiences, strategies and success. Collectively, our ERGs drive awareness, strengthen employee engagement, and create internal and external connections, including through charitable outreach.

Here are our current Employee Resource Groups and their mission statements:

LEAD
Leveraging and Enhancing All Diversity

To promote an inclusive environment that embraces the vision, furthers the value, and aligns with the Inclusion and Diversity strategy of U. S. Steel. We will leverage the mix of diverse thought, personal background, and professional education to enhance employee engagement and positively impact business goals.

NextGen Steel
Empowering the Next Generation of Leaders in Steel

To build a stronger future for U. S. Steel through business & community involvement, on-boarding support and talent upskilling opportunities to empower the next generation of U. S. Steel leaders.

SERVE
Strengthening and Enhancing Relationships of Veteran Employees

To ensure we reach, honor and support all employees (current and prospective) who have served.

SteelABILITY
Serving Employees with Disabilities and their Caregivers

To foster an environment that supports employees with disabilities and their caregivers in bringing 100% of themselves to work by advocating for and empowering the individual, increasing awareness and understanding of disability related issues and promoting inclusion, trust and respect throughout the organization and in our communities.

SteelPRIDE
Celebrating our LGBTQ Employees and their Allies

To bring together and ensure dignity, respect and inclusivity for members of the lesbian, gay, bisexual, transgender and queer community, along with their allies in a positive and respectful environment, where they can express their identity, share knowledge and cultivate an environment of trust and open, honest communication.

WIN
Women's Inclusion Network

To cultivate an inclusive environment that enables women to maximize their professional success at U. S. Steel through networking, education, recruitment, leadership opportunities and community involvement

SteelPARENTS
Supporting Families in All Stages of Life

To support working parents and caregivers at U. S. Steel by providing resources, access, and opportunities to strengthen social networks within the community.

SteelSUSTAINABILITY
Creating a Brighter Future

To create a brighter future for U. S. Steel and our stakeholders by engaging employees on sustainability issues, turning ideas into action to support U. S. Steel's sustainability strategy, and giving back to our local communities through meaningful community service and outreach.

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UNITED STATES STEEL CORPORATION600 GRANT STREETROOM 1681PITTSBURGH, PA 15219ATTENTION: TUCKER J. KULP SCAN TOVIEW MATERIALS & VOTE wVOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information. Have your proxy card in hand when you access the website and follow the instructions toobtain your records and to create an electronic voting instruction form. Voting instructionsmust be received by 11:59 p.m. Eastern Time on April 20, 2023 (the "cut-off date") forparticipants in the United States Steel Corporation Savings Fund Plan for Salaried Employees.During The Meeting - Go to www.virtualshareholdermeeting.com/X2023You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on the cut-off date. Have your proxy card in hand when you call and thenfollow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope wehave provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,Edgewood,
NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D97159-P88048-Z84463 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY UNITED STATES STEEL CORPORATIONProposal 1. Election of Directors For Against Abstain1e. Terry L. Dunlap1c. David B. Burritt1d. Alicia J. Davis1b. Andrea J. Ayers1a. Tracy A. Atkinson1g. John V. Faraci1f. John J. Engel1h. Murry S. Gerber1i. Jeh C. Johnson1j. Paul A. Mascarenas1k. Michael H. McGarry Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor,administrator, or other fiduciary, please give full title as such. Joint owners should eachsign personally. All holders must sign. If a corporation or partnership, please sign in fullcorporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date 1l. David S. Sutherland1m. Patricia A. TraceyProposal 2. Approval, in a non-binding advisory vote, of thecompensation of our Named Executive Officers(Say-on-Pay)Proposal 3. Approval, in a non-binding advisoryvote, of the frequency of the vote on thecompensation of our Named ExecutiveOfficersProposal 4. Ratification of appointment of PricewaterhouseCoopersLLP as independent registered public accounting firmTHE BOARD OF DIRECTORS RECOMMENDS A VOTE FOREACH OF THE NOMINEES IN PROPOSAL 1, FOR PROPOSALS2 AND 4 AND 1 YEAR ON PROPOSAL 3.I hereby instruct Fidelity Management Trust Company to votethe number of shares of United States Steel Corporation stockattributable to my account as specified above. Signature (Joint Owners) Date For Against Abstain 1 Year 2 Years 3 Years Abstain For Against Abstain

D97160-P88048-Z84463Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.UNITED STATES STEEL CORPORATION2023 Annual Meeting of StockholdersApril 25, 2023UNITED STATES STEEL CORPORATIONAnnual Meeting of StockholdersApril 25, 2023 8:00 AMThis instruction card is solicited by Fidelity Management Trust CompanyAs a participant in the United States Steel Corporation Savings Fund Plan for Salaried Employees, you have the right to directFidelity Management Trust Company regarding how to vote the shares of United States Steel Corporation common stockattributable to your account at the Annual Meeting of Stockholders to be held on April 25, 2023. Your voting directionswill be tabulated confidentially. Only Fidelity will have access to your individual voting directions.Unless otherwise required by law, the shares attributable to your account will be voted as directed; if no directionis made or if the card is not signed or the card is not received by April 20, 2023, the shares attributable to youraccount will be voted in the same proportion as directions received from participants.Continued and to be signed on reverse side

UNITED STATES STEEL CORPORATION600 GRANT STREETROOM 1681PITTSBURGH, PA 15219ATTENTION: TUCKER J. KULP SCAN TOVIEW MATERIALS & VOTE wVOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information.Have your proxy card in hand when you access the website and follow the instructions to obtainyour records and to create an electronic voting instruction form. Voting instructions must bereceived by 11:59 p.m. Eastern Time on April 20, 2023 (the "cut-off date") for participantsin the USS 401(k) Plan for USW-Represented Employees.During The Meeting - Go to www.virtualshareholdermeeting.com/X2023You may attend the meeting via the Internet and vote during the meeting. Have the informationthat is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m.Eastern Time on the cut-off date. Have your proxy card in hand when you call and thenfollow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope wehave provided or return TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D97161-P88048-
Z84463 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY UNITED STATES STEEL CORPORATIONProposal 1. Election of Directors For Against Abstain1e. Terry L. Dunlap1c. David B. Burritt1d. Alicia J. Davis1b. Andrea J. Ayers1a. Tracy A. Atkinson1g. John V. Faraci1f. John J. Engel1h. Murry S. Gerber1i. Jeh C. Johnson1j. Paul A. Mascarenas1k. Michael H. McGarry Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor,administrator, or other fiduciary, please give full title as such. Joint owners should eachsign personally. All holders must sign. If a corporation or partnership, please sign in fullcorporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date 1l. David S. Sutherland1m. Patricia A. TraceyProposal 2. Approval, in a non-binding advisory vote, of thecompensation of our Named Executive Officers(Say-on-Pay)Proposal 3. Approval, in a non-binding advisoryvote, of the frequency of the vote on thecompensation of our Named ExecutiveOfficersProposal 4. Ratification of appointment of PricewaterhouseCoopersLLP as independent registered public accounting firmTHE BOARD OF DIRECTORS RECOMMENDS A VOTE FOREACH OF THE NOMINEES IN PROPOSAL 1, FOR PROPOSALS2 AND 4 AND 1 YEAR ON PROPOSAL 3.I hereby instruct Fidelity Management Trust Company to votethe number of shares of United States Steel Corporation stockattributable to my account as specified above. For Against Abstain 1 Year 2 Years 3 Years Abstain For Against Abstain Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.UNITED STATES STEEL CORPORATION2023 Annual Meeting of StockholdersApril 25, 2023UNITED STATES STEEL CORPORATIONAnnual Meeting of StockholdersApril 25, 2023 8:00 AMThis instruction card is solicited by Fidelity Management Trust CompanyAs a participant in the USS 401(k) Plan for USW-Represented Employees, you have the right to direct Fidelity Management Trust Companyregarding how to vote the shares of United States Steel Corporation common stock attributable to your account at theAnnual Meeting of Stockholders to be held on April 25, 2023. Your voting directions will be tabulated confidentially. OnlyFidelity will have access to your individual voting directions.Unless otherwise required by law, the shares attributable to your account will be voted as directed; if no directionis made or if the card is not signed or the card is not received by April 20, 2023, the shares attributable to youraccount will be voted in the same proportion as directions received from participants.Continued and to be signed on reverse side

UNITED STATES STEEL CORPORATION600 GRANT STREETROOM 1681PITTSBURGH, PA 15219 SCAN TOVIEW MATERIALS & VOTE wVOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information.Have your proxy card in hand when you access the website and follow the instructions to obtainyour records and to create an electronic voting instruction form. Voting instructions must bereceived by 11:59 p.m. Eastern Time on April 24, 2023 (the day before the meeting date).During The Meeting - Go to www.virtualshareholdermeeting.com/X2023You may attend the meeting via the Internet and vote during the meeting. Have the informationthat is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m.Eastern Time on April 24, 2023 (the day before the meeting date). Have your proxy card inhand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope wehave provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS
FOLLOWS: D97163-P88048-Z84463KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY UNITED STATES STEEL CORPORATIONProposal 1. Election of Directors For Against Abstain1e. Terry L. Dunlap1c. David B. Burritt1d. Alicia J. Davis1b. Andrea J. Ayers1a. Tracy A. Atkinson1g. John V. Faraci1f. John J. Engel1h. Murry S. Gerber1i. Jeh C. Johnson1j. Paul A. Mascarenas1k. Michael H. McGarry Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor,administrator, or other fiduciary, please give full title as such. Joint owners should eachsign personally. All holders must sign. If a corporation or partnership, please sign in fullcorporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date 1l. David S. Sutherland1m. Patricia A. TraceyProposal 2. Approval, in a non-binding advisory vote, of thecompensation of our Named Executive Officers(Say-on-Pay)Proposal 3. Approval, in a non-binding advisoryvote, of the frequency of the vote on thecompensation of our Named ExecutiveOfficersProposal 4. Ratification of appointment of PricewaterhouseCoopersLLP as independent registered public accounting firmTHE BOARD OF DIRECTORS RECOMMENDS A VOTE FOREACH OF THE NOMINEES IN PROPOSAL 1, FORPROPOSALS 2 AND 4 AND 1 YEAR ON PROPOSAL 3. The shares represented by this proxy, when properly executed,will be voted in the manner directed herein by the undersignedstockholder(s). If no direction is made, this proxy will bevoted: "FOR" the nominees in proposal 1, "FOR" proposals2 and 4 and "1 YEAR" on Proposal 3. If any other mattersproperly come before the meeting, the persons named in thisproxy will vote in their discretion.For Against Abstain 1 Year 2 Years 3 Years Abstain For Against Abstain Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.UNITED STATES STEEL CORPORATION2023 Annual Meeting of StockholdersApril 25, 2023UNITED STATES STEEL CORPORATIONAnnual Meeting of StockholdersApril 25, 2023 8:00 AMThis proxy is solicited on behalf of the Board of DirectorsThe undersigned hereby appoint(s) David B. Burritt and David S. Sutherland, or either of them, proxies to vote as herein directedon behalf of the undersigned at the Annual Meeting of Stockholders of United States Steel Corporation on April 25, 2023, andat any meeting resulting from an adjournment or postponement thereof and upon all other matters properly coming beforethe Meeting, including the proposals set forth in the proxy statement for such Meeting with respect to which the proxies areinstructed to vote as indicated on the reverse side.Unless otherwise required by law, the shares attributable to your account will be voted as directed; if no directionis made or if the card is not signed, the shares attributable to your account will be voted in accordance with theBoard of Directors' recommendations.Continued and to be signed on reverse sidee

UNITED STATES STEEL CORPORATION600 GRANT STREETROOM 1681PITTSBURGH, PA 15219ATTENTION: TUCKER J. KULP SCAN TOVIEW MATERIALS & VOTE wVOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information.Have your proxy card in hand when you access the website and follow the instructions to obtainyour records and to create an electronic voting instruction form. Voting instructions must bereceived by 11:59 p.m. Eastern Time on April 20, 2023 (the "cut-off date") for participantsin the Big River Steel 401(k) Plan.During The Meeting - Go to www.virtualshareholdermeeting.com/X2023You may attend the meeting via the Internet and vote during the meeting. Have the informationthat is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m.Eastern Time on the cut-off date. Have your proxy card in hand when you call and thenfollow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope wehave provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,Edgewood, NY 11717.TO VOTE, MARK BLOCKS BELOW IN
BLUE OR BLACK INK AS FOLLOWS: D97165-P88048-Z84463 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY UNITED STATES STEEL CORPORATIONProposal 1. Election of Directors For Against Abstain1e. Terry L. Dunlap1c. David B. Burritt1d. Alicia J. Davis1b. Andrea J. Ayers1a. Tracy A. Atkinson1g. John V. Faraci1f. John J. Engel1h. Murry S. Gerber1i. Jeh C. Johnson1j. Paul A. Mascarenas1k. Michael H. McGarry Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor,administrator, or other fiduciary, please give full title as such. Joint owners should eachsign personally. All holders must sign. If a corporation or partnership, please sign in fullcorporate or partnership name by authorized officer.Signature [PLEASE SIGN WITHIN BOX] Date 1l. David S. Sutherland1m. Patricia A. TraceyProposal 2. Approval, in a non-binding advisory vote, of thecompensation of our Named Executive Officers(Say-on-Pay)Proposal 3. Approval, in a non-binding advisoryvote, of the frequency of the vote on thecompensation of our Named ExecutiveOfficersProposal 4. Ratification of appointment of PricewaterhouseCoopersLLP as independent registered public accounting firmTHE BOARD OF DIRECTORS RECOMMENDS A VOTE FOREACH OF THE NOMINEES IN PROPOSAL 1, FOR PROPOSALS2 AND 4 AND 1 YEAR ON PROPOSAL 3.I hereby instruct Fidelity Management Trust Company to votethe number of shares of United States Steel Corporation stockattributable to my account as specified above.For Against Abstain 1 Year 2 Years 3 Years Abstain For Against Abstain Signature (Joint Owners) Date